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                                                                   Exhibit 10.20

                                                                       EXECUTION

                              LEXINGTON TECHNOLOGY
                                     CENTER
                                125 Spring Street
                            Lexington, Massachusetts

                                   LEASE DATA

EXECUTION DATE:      January 30, 2004

TENANT:              NITROMED, INC., a Delaware corporation

MAILING ADDRESS
PRIOR TO OCCUPANCY:  12 Oak Park Drive
                     Bedford, MA  01730
                     Attention: Joseph Grimm

LANDLORD:            PM ATLANTIC LEXINGTON, LLC, a Delaware limited liability
                     company doing business as Patriot Partners

LANDLORD'S:
MAILING ADDRESS:     c/o Atlantic Management Company, Inc.
                     205 Newbury Street
                     Framingham, MA  01701
                     Attn: Joseph Zink

PROPERTY:            Approximately 95.6 acres in Lexington, Massachusetts, as
                     more particularly described in EXHIBIT 1, including the buildings and other improvements from time to time existing thereon, commonly known as "Lexington Technology Center".

BUILDING:            125 Spring Street, Lexington, Massachusetts

BUILDING LOT:        The lot, as the same may be reconfigured from time to time in accordance with the provisions of this Lease, upon which the Building is located.

PREMISES:            The entire Building, including loading docks, comprising
                     approximately 52,000 rentable square feet, of which 45,800 rentable square feet ("the "UPPER LEVEL SPACE") is on floors 1 and 2 and 6,200 rentable square feet (the "LOWER
                     LEVEL SPACE") is on the lower level. The precise rentable square footage of the Premises has been determined utilizing the Standard Method for Measuring Floor Area in
                     Office Buildings, published by the Building Owners and Managers Association International and dated June 7, 1996, with the following specific modifications:

                     (a) Lab exhaust shaft areas are included within "rentable square footage".

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                     (b)   Freight elevator shaft area is included within
                           "rentable square footage".

                     (c) Mechanical rooms and penthouse areas are treated as common area.

                     All square footage measurements are deemed to be final and conclusive and not subject to remeasurement.

ART. 3               TERM COMMENCEMENT DATE:         the Execution Date

                     ESTIMATED DELIVERY DATE:        July 8, 2004

                     LATE DELIVERY DATE:             The date that is thirty
                                                     (30) days after the
                                                     Estimated Delivery Date.
                                                     The Late Delivery Date
                                                     shall be extended on a
                                                     day-for-day basis in the
                                                     event of a Tenant Delay or
                                                     Event of Force Majeure
                                                     (both defined in Section
                                                     4.1). The maximum extension
                                                     on account of Events of
                                                     Force Majeure is ninety
                                                     (90) additional days after
                                                     the Outside Delivery Date,
                                                     as the same may have been
                                                     extended on account of
                                                     Tenant Delays.

                     OUTSIDE DELIVERY DATE:          The date that is ninety
                                                     (90) days after the
                                                     Estimated Delivery Date.
                                                     The Outside Delivery Date
                                                     shall be extended on a
                                                     day-for-day basis in the
                                                     event of a Tenant Delay or
                                                     Event of Force Majeure
                                                     (both defined in Section
                                                     4.1). The maximum extension
                                                     on account of Events of
                                                     Force Majeure is ninety
                                                     (90) additional days after
                                                     the Outside Delivery Date,
                                                     as the same may have been
                                                     extended on account of
                                                     Tenant Delays.

                     RENT COMMENCEMENT DATE:         The date that is thirty
                                                     (30) days after the earlier
                                                     of (a) the date on which
                                                     Landlord's Work is
                                                     Substantially Complete (or
                                                     deemed to be Substantially
                                                     Complete, in the event of
                                                     Tenant Delays), as defined
                                                     in

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                                                     Section 4.1(f), or (b) the
                                                     date Tenant upon which
                                                     takes occupancy of any part
                                                     of the Premises for
                                                     business purposes.

                     EXPIRATION DATE:                The last day of the month
                                                     in which the tenth (10th)
                                                     anniversary of the Rent
                                                     Commencement Date occurs,
                                                     unless earlier terminated
                                                     or extended as set forth
                                                     herein.

ART. 4               COSMETIC PLAN COMPLETION DATE:  February 10, 2004

                     CONSTRUCTION COMMENCEMENT       The date that is fifteen
                     DATE:                           (15) days after the
                                                     Execution Date. The
                                                     Construction Commencement
                                                     Date shall be extended on a
                                                     day-for-day basis in the
                                                     event of a Tenant Delay or
                                                     Event of Force Majeure
                                                     (both defined in Section
                                                     4.1). The maximum extension
                                                     on account of Event of
                                                     Force Majeure is thirty
                                                     (30) additional days after
                                                     the Execution Date.

                     LANDLORD'S CONTRIBUTION:        Up to Four Million Seven
                                                     Hundred Twenty Thousand
                                                     Dollars ($4,720,000), to be
                                                     paid by Landlord as
                                                     provided in Section 4.2.

ART. 5 PERMITTED USES: General office, research, development and laboratory use.

ART. 6               YEARLY RENT:

                           Rent            Yearly         Monthly
                          Year(1)           Rent          Payment      PSF(NNN)
                     -----------------  ------------   -------------   ---------
                     UPPER LEVEL SPACE
                             1          $    878,675   $   73,222.92   $  19.19

----------
(1) For the purposes of this Lease, "Rent Year 1" shall be defined as the twelve-(12)-month period commencing as of the Rent Commencement Date and ending on the last day of the month in which the first (1st) anniversary of the Rent Commencement Date occurs. Thereafter, "Rent Year" shall be defined as any twelve
(12) month period during the term of the Lease commencing as of the first (1st) day of the month following the month in which any anniversary of the Rent Commencement Date occurs.

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
                             2          $  1,322,477   $  110,206.42   $  28.88
                            3-5         $  1,442,931   $  120,244.25   $  31.51
                            6-10        $  1,626,131   $  135,510.92   $  35.51

                     LOWER LEVEL SPACE

                            1-10        $     62,000   $    5,166.67   $  10.00

ART. 7               Total rentable square feet of   52,000 rentable square
                     the Premises                    feet, as set forth under
                                                     "Premises" above,
                                                     conclusive for all
                                                     purposes.

                     Total rentable square feet of
                     the Property (the "PROPERTY
                     SQUARE FOOTAGE"), as the same
                     may change, as reflected in
                     Section 2.5:                    361,000

                     125 Spring Street               52,000 rentable square feet

                     131 Spring Street               103,000 rentable square
                                                     feet

                     141 Spring Street               206,000 rentable square
                                                     feet

ART. 10              TENANT'S BUILDING PERCENTAGE    100% (which is the number
                     SHARE:                          of rentable square feet
                                                     contained in the Premises
                                                     divided by the number of
                                                     rentable square feet in the
                                                     Building).

                     TENANT'S PROPERTY SHARE:        12.69% (which is the number
                                                     of rentable square feet
                                                     contained in the Upper
                                                     Level Space divided by the
                                                     Property Square Footage),
                                                     subject to adjustment in
                                                     the event of changes to the
                                                     Property Square Footage.

ART. 12              LANDLORD'S CONSTRUCTION
                     REPRESENTATIVE:                 Joseph L. Zink

                     TENANT'S CONSTRUCTION
                     REPRESENTATIVE:                 Gordon Letts

ART. 23              SECURITY DEPOSIT:               $800,000 in cash or letter
                                                     of credit in accordance
                                                     with the requirements of
                                                     Section 23.

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ART. 27              BROKER:                         CB Richard Ellis/Lynch
                                                     Murphy Walsh Advisors and
                                                     Richards Barry Joyce &
                                                     Partners, LLC

EXHIBITS

Exhibit 1            Legal Description of Property

Exhibit 2            Plans for Leasehold Work and Base Building Work

Exhibit 3            Base Building Specifications

Exhibit 4            Plans for Cosmetic Upgrades

Exhibit 5            Description of Leasehold Work

Exhibit 6            Rules and Regulations

Exhibit 7            Hazardous Waste Management Program

Exhibit 8            Environmental Reports

Exhibit 9            Form of Letter of Credit

Exhibit 10           Excerpts from Zoning By-law

Exhibit 11           Construction Schedule, with Milestones

Exhibit 12           Plan showing parking area

Exhibit 13           Construction Contract

Exhibit 14           Budget for Leasehold Work and Cosmetic Upgrade

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       THIS INDENTURE OF LEASE (the "LEASE") is hereby made and entered into on the Execution Date by and between Landlord and Tenant.

       Landlord does hereby demise and lease to Tenant, and Tenant does hereby lease and take from Landlord, the Premises upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

1.     REFERENCE DATA; NET LEASE; NON-TERMINABILITY

       1.1 Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Lease Data appearing on pages (i) - (iv) hereof (the "LEASE DATA").

       1.2 This Lease is a net lease, and Rent (hereinafter defined) shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction or deduction, except as expressly provided herein. Except as expressly set forth in this Lease, all repair and maintenance obligations, utilities, insurance and related costs shall be the sole responsibility of Tenant.

       1.3 This Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall the obligations and liabilities of Tenant set forth herein be otherwise affected, except as expressly provided herein.

       1.4 Tenant waives all rights (i) to any abatement, suspension, deferment, reduction or deduction of or from Rent, and (ii) to quit, terminate or surrender this Lease or the Premises or any part thereof, except as expressly provided herein.

       1.5 It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that Rent shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

       1.6 Tenant agrees that it will remain obligated under this Lease in accordance with all of its terms and provisions, and that it will not take any action to terminate, rescind or avoid this Lease or any portion thereof, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, termination, winding-up or other proceeding affecting Landlord or any assignee of Landlord in any such proceeding, and (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or of any assignee of Landlord in any such proceeding or by any court in any such proceeding.

2.     DESCRIPTION OF PREMISES

       2.1 PREMISES. The Premises are those portions of the Building more particularly described in EXHIBIT 2, intending to describe the entire Building, as the Premises may from time

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to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to the provisions hereof.

       2.2    APPURTENANT RIGHTS; TENANT'S ACCESS.

              (a) Tenant shall have, as appurtenant to the Premises, rights to use in common, with others entitled thereto, subject to the Rules and Regulations (hereinafter defined) the access drives, walkways and Nitromed Parking Area (defined in Section 2.3).

              (b) From and after the Completion Date (defined in Section 4.1(f)) and until the end of the term hereof, Tenant shall have access to the Building and the Premises twenty-four (24) hours a day, seven (7) days a week, subject to the terms of this Lease.

              (c) Commencing on the date hereof, Tenant shall have the right to access the Premises for purposes reasonably related to installation of Tenant's telecommunications equipment, furniture and personal property, provided such access does not interfere with the preparation for or performance of Landlord's Work (hereinafter defined). Tenant shall, prior to commencing any work, moving in any property or occupying the Premises for any purpose, provide Landlord with certificates of insurance evidencing that the insurance required in Article 15 hereof is in full force and effect and covering any person or entity entering the Property. Except to the extent caused by the negligence or willful misconduct of any of the Landlord Parties, Tenant shall defend, indemnify and hold Landlord, Landlord's agents, contractors and employees, and any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof (collectively, the "LANDLORD PARTIES") harmless from and against any and all claims, damages, losses, penalties, costs, expenses and fees (including without limitation reasonable legal fees) for injury to persons or property (collectively, "CLAIMS") resulting from or relating to Tenant's access to and use of the Premises prior to the Rent Commencement Date as provided under this Section 2.2(c). Tenant shall coordinate any access to the Premises prior to the Completion Date with Landlord's Construction Representative.

       2.3 PARKING. During the term hereof, commencing on the Completion Date, Landlord will, subject to the terms hereof, make available for Tenant's use the 138 parking spaces indicated on Exhibit 12 attached hereto (the "NITROMED PARKING AREA") and 100% of the cost of maintaining the Nitromed Parking Area (i.e., 69% of maintaining the entire parking area for 125 Spring Street, a percentage obtained by dividing the number of parking spaces in the Nitromed Parking Area (138) by the number of parking spaces in the entire parking area (200)) shall be included within Building Operating Costs (defined in Section 10.1) and paid by Tenant pursuant to Section 10. The parking spaces shall be subject to such reasonable rules and regulations as may be in effect for the use of the parking facilities from time to time. Landlord agrees that it will not use the balance of the 125 Spring Street parking area for uses other than parking for tenants or occupants of the Property (but not parking of construction vehicles) or open space (which may be green space), and agrees that it shall demise the Nitromed Parking Area with a physical boundary to separate it from the balance of the 125 Spring Street parking area if it elects to use such balance for parking.

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       2.4    EXCLUSIONS. In all buildings on the Property, the rooftops may be used by Landlord for telecommunications, satellite or any other use, provided such uses, at the time commenced, do not interfere with Tenant's use of the Building or rooftop at such time. Tenant shall have the right to install telecommunications equipment and/or equipment associated with the Permitted Use on the rooftop, for its own business purposes only, and not for lease or use by others, provided (a) Landlord first approves all plans for such equipment and installation, which approval will not be unreasonably withheld, conditioned or delayed, (b) such equipment does not interfere with Landlord's use of the rooftop at the time Tenant's proposed use commences and (c) Tenant shall remove all such equipment at the expiration of the Term, repairing any damage caused by such removal, unless Landlord elects to waive such obligation to remove, which Landlord may do at any time. Notwithstanding the provisions of Section 14.6 to the contrary, Tenant shall be responsible for all roof repairs made necessary as a result of the use or installation of Tenant's equipment on the rooftop.

       2.5    RIGHTS RESERVED TO LANDLORD.

              (a) ALTERATIONS TO THE BUILDING. Landlord reserves the right, exercisable by Landlord or its nominee, at any time and from time to time, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (but only for the purposes of repairs, maintenance, replacements and other rights expressly reserved to Landlord herein), as well as in or to the street entrances and parking areas, provided, however, that there be neither obstruction of access to, nor interference with, the use and enjoyment by Tenant of the Premises or the 138 parking spaces indicated on
EXHIBIT 12.

              (b) ADDITIONS TO THE PROPERTY. Landlord may at any time or from time to time construct additional improvements in all or any part of the Property, including, without limitation, adding additional buildings to the Property or changing the location or arrangement of any improvement on the Property or all or any part of the common areas thereof, or add or deduct any land to or from the Property, or reconfigure lot lines within the Property. Such construction shall not impact the first-class quality of the Building, the Building Lot or affect access to or egress from the Building or the parking areas serving the same or decrease the number or location of the 138 parking spaces indicated on EXHIBIT 12; and Landlord shall use diligent efforts to minimize interference with Tenant's use and enjoyment of the Premises.

              (c) ACCESS TO THE PREMISES. (i) Subject to the terms hereof, Tenant shall (x) upon as much advance notice as is practical under the circumstances and no less than forty-eight (48) hours' notice in non-emergency situations, permit Landlord and any mortgagee of the Building or the Property or of the interest of Landlord therein (each, a "MORTGAGEE"), and their agents, employees and contractors, to have access to and to enter upon the Premises for the purposes of inspection, making repairs, replacements or improvements in or to the Premises or the Building or equipment therein (including, without limitation, sanitary, electrical, heating, air conditioning or other systems), complying with all applicable laws, ordinances, rules, regulations, statutes, by-laws, court decisions and orders and requirements of all public authorities (collectively, "LEGAL REQUIREMENTS"), or exercising any right specifically reserved to Landlord by this Lease; and (y) upon no less than forty-eight (48) hours' notice, permit Landlord and its agents and employees, at reasonable times, upon reasonable advance notice, to show the

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Premises during ordinary business hours to any prospective Mortgagee or purchaser of the Building or the Property or of the interest of Landlord therein, and during the last eighteen (18) months of the term hereof, prospective tenants. If Landlord's access to the Premises for any purposes permitted under this Lease requires Landlord to access or work in any controlled or restricted laboratory areas within the Premises, then, except in case of emergency, Landlord must be accompanied by a Tenant representative. Tenant shall make a representative available during normal business hours to provide access to the restricted areas of the Premises. If Tenant or its designated representative shall not be personally present to permit entry into the Premises when an entry therein shall be necessary due to an emergency, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property and to the ongoing operations areas and specifically excluding Landlord's negligence and misconduct), and without in any manner affecting the obligations and covenants of this Lease.

                     (ii) Without incurring any liability to Tenant, Landlord, after using reasonable efforts to reach Tenant and being unable to do so, may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's Property (hereinafter defined) or for any other lawful purpose, but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, the Premises or Tenant's Property (hereinafter defined), or upon demand of any governmental official or representative.

              (d)    TENANT REMAINS OBLIGATED. Nothing contained in this Section
2.5 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement expressly set forth herein or complying with any Legal Requirements.

              (e) MINIMIZE INTERFERENCE. Except in the event of an emergency, Landlord shall use commercially reasonable efforts to minimize any interference with Tenant's business operations and use and occupancy of the Premises in connection with the exercise any of the foregoing rights under this Section 2.5.

3.     TERM OF LEASE

       3.1 HABENDUM; EARLY TERMINATION RIGHT. TO HAVE AND TO HOLD the Premises for a term of years commencing on the Term Commencement Date and, unless earlier terminated or extended pursuant to the terms hereof, ending on the Expiration Date.

       Notwithstanding the foregoing, Tenant shall have a one time option to terminate this lease at the end of the fifth (5th) Rent Year of the term by giving Landlord notice on or before the end of the fourth (4th) Rent Year of the term of its intention to terminate this lease, which notice shall be accompanied by a payment equal to fifty percent (50%) of the termination fee of $4,200,000

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(which amount represents the sum of: one year's rent at the Rent Year 5 rate plus the unamortized portion of Landlord's Contribution and Landlord's transaction costs). The $2,100,000 balance of the termination fee shall be paid on the Lease termination date.

       3.2 DECLARATION FIXING TERM COMMENCEMENT DATE, RENT COMMENCEMENT DATE, AND EXPIRATION. Each of the parties hereto agrees to join in the execution, in recordable form, of a statutory notice of lease and/or written declaration in which shall be stated the Term Commencement Date, the Rent Commencement Date, and the Expiration Date, which notice of lease may be recorded by Tenant with the Middlesex South Registry of Deeds and the Registry District of the Land Court (collectively, the "REGISTRY"). Upon the expiration or earlier termination of this Lease, Landlord shall deliver to Tenant a notice of termination of lease acknowledging the termination of this Lease and Tenant shall promptly execute and deliver the same to Landlord for Landlord's execution and recordation with the Registry. Tenant shall deliver the executed notice of termination of lease within ten (10) business days of receipt thereof. Within twenty (20) days after the Completion Date (defined in Section 4.1(f)), Landlord and Tenant shall execute and deliver to one another a certificate memorializing the Rent Commencement Date and Expiration Date.

4.     CONSTRUCTION

       4.1    LANDLORD'S WORK.

              (a) BASE BUILDING AND EXTERIOR WORK. Landlord shall perform the base building work described in the Base Building Specifications attached hereto as EXHIBIT 3 and the work described in the cosmetic upgrade plans to be attached hereto as EXHIBIT 4 (collectively, "BASE BUILDING WORK"), and the leasehold improvement work described on EXHIBIT 5 attached hereto (the "LEASEHOLD WORK"), as such exhibits may be amended from time to time in accordance with the provisions of this Lease. The Base Building Work and the Leasehold Work are referred to together herein as "LANDLORD'S WORK", and both are jointly detailed in the plans attached hereto as EXHIBIT 2 (except for the fact that such plans do not include the Cosmetic Upgrade, defined below). Landlord's Work shall be performed in a good, first-class and workmanlike manner, in compliance with EXHIBITS 2, 3, 4 and 5 and in compliance with all applicable laws and codes (in the case of the work described in EXHIBIT 3) and in compliance with all applicable zoning laws (in the case of the work described in EXHIBITS 4 and 5, such zoning compliance to be evidenced by the delivery of the final certificate of occupancy). Landlord's Work shall be performed by the Richmond Group, as general contractor. On or before the Cosmetic Plan Completion Date, Landlord and Tenant shall have agreed upon plans for cosmetic upgrades to the front entrance, lobby, toilet cores, facade and landscaping of the Building, such work to be performed by Landlord as part of the Base Building Work, provided the cost of the same is less than $715,866. Tenant shall prepare and deliver to Landlord for Landlord's approval plans for the cosmetic upgrade work. Landlord's approval of such plans shall not be unreasonably withheld or delayed and shall be deemed granted if not withheld within five (5) days after delivery to Landlord with written request for approval. It shall be deemed reasonable for Landlord to withhold approval if the cosmetic upgrade work would reasonably be expected to delay completion of Landlord's Work. Failure to reach agreement upon plans for the cosmetic upgrades by the Cosmetic Plan Completion Date shall constitute a Tenant Delay

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automatically, without need for action by Landlord. When agreed upon, such plans
(the "COSMETIC UPGRADE PLANS") shall be attached hereto as EXHIBIT 4 (such work being described hereafter as the "COSMETIC UPGRADE").

              Subject to delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, acts of God, war, terrorism, unusually severe weather, casualty or other causes reasonably beyond Landlord's control (collectively "EVENTS OF FORCE MAJEURE") and subject to any Tenant Delay (hereinafter defined), Landlord shall use good faith diligent efforts in the construction of Landlord's Work so as to have Landlord's Work substantially completed on or before the Estimated Delivery Date, but Tenant shall have no claim against Landlord for failure to complete construction of Landlord's Work, Tenant's sole recourse being expressly set forth in Section 4.1(d) below.

              (b) PLANS; CHANGE ORDERS. None of EXHIBITS 2, 3, 4 or 5 may be changed without the consent of both Landlord and Tenant, each acting reasonably and in good faith. In the event either desires to make a change order, it shall advise the other in writing, and the other shall have ten (10) days within which to approve or reject such request. In the case of change orders requested by Tenant which would increase the cost or delay the completion of Landlord's Work, it shall be deemed reasonable for Landlord to condition its approval upon Tenant's bearing the economic cost of the change order (the foregoing shall not be deemed to reduce Landlord's Contribution, however), or, if such increase or delay is significant, to reject the requested change order. Landlord agrees that a change order for an outdoor patio of the type previously presented by Tenant would be accepted by Landlord, subject to Tenant's bearing the economic cost of such change order. In the event any change order requested by Tenant and approved by Landlord (including without limitation a change order relating to the aforementioned patio) delays completion of Landlord's Work, the "Completion Date" shall be the date upon which "Substantial Completion" (defined in Section 4.1(f)) would have been achieved, absent the change order. Tenant acknowledges that is the intent of the parties that the entire Premises be improved as part of Landlord's Work, and that it is a material inducement to Landlord to enter into this Lease that the Leasehold Work be allocated reasonably throughout the Building. Tenant hereby acknowledges that change order requests will be rejected if they do not reflect a consistent and first-class leasehold improvement package throughout the entire Building. Landlord's approvals of EXHIBITS 4 and 5 and any change orders requested by Tenant are given solely for the benefit of Landlord and Tenant under this Section 4.1(b) and neither Tenant nor any third party shall have the right to rely upon such approvals for any other purpose whatsoever. Without limiting the foregoing, Tenant acknowledges that it has been and will be responsible for all elements of the design of the Leasehold Work (including, without limitation, compliance with Legal Requirements, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of EXHIBITS 4 and 5 shall in no event relieve Tenant of the responsibility therefor.

              (c) TENANT DELAY. A "TENANT DELAY" shall be defined as any act or, where there is a duty to act under this Lease or at law, any omission or failure to act by Tenant and/or Tenant's agents, servants, employees, consultants, contractors, subcontractors, licensees and/or subtenants (collectively with Tenant, the "TENANT PARTIES") which causes a delay in the

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completion of Landlord's Work. Notwithstanding the foregoing, no event (other than the failure to reach agreement on the Cosmetic Upgrade Plans by the Cosmetic Plan Completion Date, which shall constitute a Tenant Delay automatically, without need for action by Landlord), shall be deemed to be a Tenant Delay until and unless Landlord has given Tenant written notice (the "TENANT DELAY NOTICE") advising Tenant that a Tenant Delay has occurred or is occurring.

              (d) TENANT'S TERMINATION RIGHT; ABATEMENT FOR LATE DELIVERY. Subject to extension on account of Tenant Delays and Events of Force Majeure (as stated in the Lease Data, the maximum extension on account of Events of Force Majeure shall be 30 days in the case of commencement of Landlord's Work and 90 days in the case of Substantial Completion of Landlord's Work), if Landlord's Work has not commenced (as evidenced by issuance of a building permit and actual start of construction) on or before the Construction Commencement Date or been Substantially Completed on or before the Outside Delivery Date, Tenant may terminate this Lease by providing written notice of such intent within thirty
(30) days after such date, TIME BEING OF THE ESSENCE; provided, however, that if Landlord's Work has commenced or been Substantially Completed, as applicable, within sixty (60) days after delivery of such notice, such termination notice shall be null and void and the Lease shall continue in full force and effect. In addition, subject to extension on account of Tenant Delays and, up to a maximum of three (3) months, Events of Force Majeure, if Landlord's work has not been substantially completed on or before the Late Delivery Date, then in addition to the fact that the Rent Commencement Date shall be delayed on a day-for-day basis as Substantial Completion is delayed, Tenant shall be entitled to two (2) additional days of free rent for each day after the Late Delivery Date that failure to achieve Substantial Completion continues (by way of illustration, if the Estimated Delivery Date is July 8, 2004 and the Late Delivery Date is August 7, 2004, and there have been no Tenant Delays or Events of Force Majeure, and Substantial Completion is achieved on August 17, 2004 (i.e., ten (10) days after the Late Delivery Date), then Tenant shall be entitled to twenty (20) days of free rent, such twenty-day period to be applied commencing upon the date that otherwise would have been the Rent Commencement Date (i.e., the earlier of (i) September 16, 2004 (30 days after Substantial Completion), or (ii) the date that is 30 days after the date Tenant takes occupancy of any part of the Premises for business purposes). Landlord agrees to use good faith diligent efforts to perform Landlord's work expeditiously and to achieve the milestone dates set forth on EXHIBIT 11, but the termination right set forth in the first sentence of this Section 4.1(d) and the rent abatement right set forth in the second sentence of this Section 4.1(d) shall be Tenant's sole and exclusive rights and remedies for any delay in performing Landlord's Work.

              (e)    LANDLORD'S WARRANTY; SATISFACTION OF LANDLORD'S OBLIGATIONS

                     (i) LANDLORD'S WARRANTY. Landlord warrants to Tenant that (A) materials and equipment furnished in the performance of Landlord's Work will be of good quality and new, (B) Landlord's Work will be free from defects not inherent in the quality required or permitted under EXHIBITS 2, 3, 4 or 5,
(C) the Building shall be delivered free of mold and asbestos, and (D) the Building shall be in accord with all applicable zoning regulations (delivery of the final certificate of occupancy shall be deemed to be satisfaction of this condition) and in accord with all covenants binding Landlord or running with the Property. Any portion of Landlord's Work not conforming to the foregoing requirements, including substitutions not

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properly approved and authorized, may be considered defective. Landlord's warranty excludes remedy for damage or defect caused by abuse, modifications not made by Landlord, improper or insufficient maintenance, improper operation or normal wear and tear and normal usage.

                     (ii) WARRANTY PERIOD. Landlord shall be deemed to have satisfied all of its obligations under this Article 4 (including, without limitation, Landlord's warranty obligations under this Section 4.1(e)) except to the extent that, on or before the date (the "WARRANTY EXPIRATION DATE") which is fifteen (15) days prior to the expiration of the warranty by The Richmond Group under its construction contract for Landlord's Work, TIME BEING OF THE ESSENCE, Tenant gives written notice to Landlord setting forth with specificity the manner in which Tenant believes that Landlord has failed to comply with its obligations under this Article 4. Pursuant to such construction contract, The Richmond Group's warranty expires on the date that is one (1) year after the issuance of the temporary certificate of occupancy for the Building. A true, correct and complete copy of its construction contract with The Richmond Group is attached hereto as EXHIBIT 13.

                     (iii) REPAIR OF DEFECTIVE WORK. Landlord agrees that it shall, without cost to Tenant, correct any portion of Landlord's Work which is found not to be in accordance with the requirements of the warranties set forth in this Section 4.1(e), unless Tenant has previously given Landlord express written acceptance of such condition, provided that Tenant gives Landlord written notice of such condition promptly after it becomes aware of such condition, and in any event on or before the Warranty Expiration Date.

              (f) SUBSTANTIAL COMPLETION; PUNCHLIST. Landlord's Work shall be deemed "SUBSTANTIALLY COMPLETE" and "SUBSTANTIAL COMPLETION" shall be deemed to have occurred if Landlord's Work is entirely completed in accordance with EXHIBITS 2, 3, 4 and 5, except for minor punch list items, the completion of which shall not materially interfere with Tenant's use of the Premises and a temporary certificate of occupancy reasonably acceptable to Tenant shall have been approved for issuance for the Premises, such date being referred to hereinafter as the "COMPLETION DATE". In the event of a Tenant Delay, the Completion Date shall be the date upon which Landlord's Work would have been Substantially Complete, absent such delay, as determined by Landlord in its reasonable judgment in accordance with terms and provisions of this Lease. Prior to delivery of the Premises to Tenant with Landlord's Work Substantially Complete, Landlord and Tenant and their respective architects and representatives shall inspect the Premises and mutually prepare a list (the "PUNCHLIST") of outstanding items which need to be completed to make Landlord's Work comply with EXHIBITS 2, 3, 4 and 5, as applicable ("PUNCHLIST ITEMS"). Landlord shall use good faith diligent efforts to complete all Punchlist Items within ninety (90) days after the date of the Punchlist, and to satisfy all conditions, if any, to the temporary certificate of occupancy, within the time periods, if any, set forth in the temporary certificate of occupancy, time being of the essence. If Landlord fails to complete any Punchlist Items or satisfy any conditions to the temporary certificate of occupancy within the required time periods, Tenant shall have the right to advise Landlord in writing that Tenant intends to exercise self-help rights to complete the Punchlist Items or cause such conditions to be satisfied, and if Landlord fails to complete the Punchlist Items or cause such conditions to be satisfied within thirty (30) days after delivery of such notice, Tenant may elect to complete such Punchlist Items or cause such conditions to be satisfied itself, following which Landlord shall reimburse Tenant for the reasonable costs of doing so, as detailed in a requisition notice from Tenant to Landlord. If Landlord fails to make reimbursement within thirty (30) days after receipt of the requisition notice from Tenant, then Tenant may offset against the Rent payable hereunder the reasonable costs incurred by it in completing the Punchlist Items or causing such conditions to be satisfied. In all events, it shall be the responsibility of Landlord to obtain the final certificate of occupancy.

              (g) ASSIGNMENT OF CONSTRUCTION WARRANTIES. Upon the Warranty Expiration Date, Landlord shall at Tenant's request assign to Tenant any and all construction and manufacturers' warranties and guarantees with respect to Landlord's Work and, to the extent that any such warranties and guarantees are not assignable, Landlord agrees to enforce the same for the benefit of Tenant, at Tenant's sole cost and expense, paid in advance.

              (h) MEETINGS. Landlord and Tenant agree to have their Construction Representatives attend weekly construction meetings during the course of performance of Landlord's Work.

              (i) MISCELLANEOUS. All times set forth in Section 4.1 shall be of the essence. Each of Landlord and Tenant shall be entitled to rely upon actions taken and consents given by the other's Construction Representative as if the same had been taken or given by Landlord or Tenant itself.

       4.2    COST OF LANDLORD'S WORK.

              (a) The Base Building Work shall be performed at Landlord's sole cost and expense, except that Landlord's financial responsibility with respect to the Cosmetic Upgrade shall not exceed $715,866, as set forth in
Section 4.2(b).

              (b) The Leasehold Work shall be performed at Tenant's sole cost and expense, except that Landlord shall contribute the Landlord's Contribution to the cost of the Leasehold Work. The Cosmetic Upgrade shall be paid for by Landlord up to $715,866 and by Tenant to the extent the cost of such work exceeds $715,866. In the event the estimated amounts to be paid by Tenant (i.e., the amount by which Cosmetic Upgrade costs are estimated to exceed $715,866 plus the amount by which estimated Leasehold Work costs exceed Landlord's Contribution) exceed $200,000, Tenant shall deposit such estimated excess (the "TENANT CONTRIBUTION") with Landlord prior to commencement of Landlord's Work. Landlord shall pay the first $715,866 of the Cosmetic Upgrade Work and the first $4,720,000 of the Leasehold Work and shall then pay for such work from Tenant's Contribution. In the event the final cost of the Leasehold Work (or Cosmetic Upgrade, as applicable) is less than the estimate therefor or Tenant terminates this Lease in accordance with the provisions of Section 4.1(d), the portion of Tenant's Contribution not used shall be applied against the Rent first coming due hereunder or, in the case of a Lease termination pursuant to the provisions of Section 4.1(d), refunded to Tenant. In the event the actual cost of the Leasehold Work (or Cosmetic Upgrade, as applicable) exceeds the estimate therefor, Tenant shall within thirty (30) days after demand therefor pay such excess to Landlord. Any failure by Tenant to make payments under this Section 4.2(b) on a timely basis shall constitute a Tenant Delay. Landlord shall have no obligation to continue performing Landlord's

Work during any period in which an Event of Default exists, including for failure to have deposited amounts required to have been deposited under this
Section 4.2(b). Attached as EXHIBIT 14 for illustrative purposes only is a copy of the current budget for the Leasehold Work and Cosmetic Upgrade, which has been prepared by the general contractor and approved by Tenant. Landlord shall use good faith efforts to cause the Leasehold Work and Cosmetic Upgrade to be completed for a cost within that approved budget, provided the foregoing shall not detract in any manner from Tenant's obligation to pay for the cost of the Leasehold Work above Landlord's Contribution and the cost of the Cosmetic Upgrade above $715,866. The Leasehold Work and Cosmetic Upgrade shall be priced with Tenant's participation, and subcontractors shall be subject to a competitive bid process, with major subcontracts being bid to three (3) subcontractors. Landlord and Tenant have jointly selected and approved the MEP subcontractors.

              (c) Landlord's Contribution shall be made available for application to the cost of the Leasehold Work, including all associated wiring and cabling costs, but shall not be available for application to the cost of any of Tenant's personal property or equipment, including decorations and artwork, de-mountable partitions, signs, and trade fixtures. Up to ten percent (10%) of the Landlord Contribution may be used for engineering and architectural costs.

              (d) In the event the cost of the Leasehold Work is less than the amount of Landlord's Contribution, Tenant may requisition the remaining balance of Landlord's Contribution for additional leasehold improvements approved by Landlord in accordance with all applicable provisions of this Lease (Landlord hereby approves the outdoor patio previously presented to Landlord), provided (i) Landlord shall have no obligation to advance funds on account of Landlord's Contribution more than once per month; (ii) Landlord shall have the right to have Landlord's Contribution paid directly to Tenant's contractors;
(iii) Landlord shall have no obligation to pay any portion of Landlord's Contribution with respect to any requisition submitted after the date that is the third (3rd) anniversary of the Rent Commencement Date; (iv) Landlord's obligation to pay any portion of Landlord's Contribution shall be conditioned upon there existing no Event of Default by Tenant in its obligations under this Lease at the time that Landlord would otherwise be required to make such payment; (v) Landlord's obligation to pay requisitions of Landlord's Contribution shall be subject to simultaneous delivery of all lien waivers relating to materials, services and work delivered or performed in connection with Tenant's leasehold improvement work; and (vi) at least 75% of the Landlord's Contribution shall have been used in connection with the Leasehold Work. In the event Landlord is required hereunder to fund any part of Landlord's Contribution but fails to do so, Tenant shall have the right to offset against the Rent next payable hereunder an amount equal to the portion of Landlord's Contribution required to have been funded but not funded. In the event the cost of the Cosmetic Upgrade is less than $715,866, the Landlord's Contribution shall be deemed to be increased by the difference between the actual cost of the Cosmetic Upgrade and $715,866.

5.     USE OF PREMISES

       5.1 PERMITTED USE. Tenant shall during the term hereof use the Premises only for the Permitted Uses and for no other purposes. Landlord represents and warrants to Tenant that the Building is located within the Town of Lexington's Commercial Regional Office (CRO) zoning district, and that attached hereto as EXHIBIT 10 is a table of permitted uses from the Town of Lexington's zoning by-law, listing uses permitted in a CRO district.

       5.2    PROHIBITED USES.

              (a) Notwithstanding any other provision of this Lease, Tenant shall not use the Premises, the Building or the Property, or any part thereof, or suffer or permit the use or occupancy of the Premises, the Building or the Property or any part thereof by any of the Tenant Parties (i) in a manner which would violate (A) any of the covenants, agreements, terms, provisions and conditions of this Lease, (B) any other agreement or instrument of record as of the Term Commencement Date or of which Tenant has received notice as of the Term Commencement Date, or (C) any agreement or instrument entered into after the Term Commencement Date affecting the Building or Property (including easements, covenants and restrictions), provided the same do not materially increase the obligations or derogate from the rights of Tenant under this Lease; (ii) for any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord shall (A) impair the appearance or reputation of the Building; (B) impair, interfere with or otherwise diminish the quality of any of the Building services or the proper and economic heating, cleaning, ventilating, air conditioning or other servicing of the Building; (C) occasion discomfort, inconvenience or annoyance in any material respect (and Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, will cause any such impairment, interference, discomfort, inconvenience, annoyance or injury), or cause any injury or damage to other tenants or occupants of the Property or their property; or (D) cause harmful air emissions, animal or laboratory odors or noises, or any unusual or other objectionable odors, noises or emissions to emanate from the Premises which adversely affect the common areas or other tenants of the Property; or (iv) in a manner which is inconsistent with the operation of the Building as a combination office, research, development and laboratory facility of the first class in the quality of its maintenance, use, or occupancy.

              (b) With respect to the use and occupancy of the Premises and the common areas of the Property, Tenant will not: (i) place or maintain any trash, refuse or other articles on the footwalks or corridors adjacent to the Building or elsewhere on the exterior of the Premises, nor obstruct any driveway, corridor, footwalk, parking area or any other common areas of the Building or Property; (ii) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (iii) permit the parking of vehicles so as to interfere with the use of any driveway, corridor, footwalk, parking area, or other common areas of the Property; (iv) receive or ship articles of any kind outside the designated loading areas for the Building; (v) conduct or permit to be conducted any auction, going out of business sale, bankruptcy sale (unless directed by court order), or other similar type sale in or connected with the Premises; (vi) use the name of Landlord, or any of Landlord's affiliates or subsidiaries or any advertising film of the exterior of the Building, the Property or any part thereof in any publicity, promotion, trailer, press release, advertising, printed, or display materials without Landlord's prior written consent; and (vii) cause or permit any material holes to be drilled or made in any part of the Building other than as part of Alterations approved by Landlord in writing in advance.

       5.3 LICENSES AND PERMITS. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business (other than the certificate of occupancy, which shall be Landlord's responsibility), Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit. Tenant shall furnish all data and information to governmental authorities, with a copy to Landlord, as required in accordance with Legal Requirements as they relate to Tenant's use or occupancy of the Premises or the Building. Landlord shall reasonably cooperate with Tenant, at no material cost to Landlord, in connection with its application for any required licenses, permits and approvals for the Permitted Uses and Tenant's occupancy of the Premises.

       5.4 DUE CARE. Tenant shall use reasonable care in connection with the use of any materials, appliances or equipment so as not to pose any danger to life, safety or health or cause damage, injury or death. Tenant shall operate its business in accordance with the highest safety standards applicable to Tenant's industry.

6.     RENT

       6.1 YEARLY RENT. During the term hereof, commencing on the Rent Commencement Date, Tenant shall pay to Landlord the Yearly Rent, additional rent and other charges in twelve (12) equal monthly installments, in advance and without demand on the first day of each month for and in respect of such month. The payment of Yearly Rent, additional rent and other charges reserved and covenanted to be paid under this Lease with respect to the Premises (collectively, "RENT") shall commence on the Rent Commencement Date. If the Rent Commencement Date is on any day other than the first day of a calendar month, Rent for such calendar month shall be prorated accordingly. Rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of Landlord set forth in the Lease Data or such other place as Landlord may designate in writing, and Rent in all circumstances shall be payable without any setoff or deduction whatsoever, except as otherwise expressly set forth herein.

       6.2    LATE PAYMENTS.

              (a) Any payment of Yearly Rent due hereunder not paid when due shall bear interest for each month or fraction thereof from the due date until paid in full at the annual rate of four (4) percentage points over the so-called prime rate charged from time to time by Bank of America, or its successor national bank, or at any applicable lesser maximum legally permissible rate for debts of this nature (the "DEFAULT RATE").

              (b) Any payment of additional rent due hereunder not paid when due shall bear interest for each month or fraction thereof from the due date until paid in full at the Default Rate.

              (c) Additionally, if Tenant fails to make any payment within ten (10) days after notice that the same is due, Landlord may charge Tenant a fee equal to one percent (1%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency.

7.     RENTABLE AREA

       All figures set forth herein which are based on the rentable area of the Premises shall be conclusive and final.

8.     BUILDING SYSTEMS

       8.1    ELECTRIC CURRENT.

              (a) METERED CHARGES. Tenant shall pay the full amount of any electric charges attributable to the Building (including the exterior and 125 Spring Street parking area) as measured by the Building's electric meter, on or before the due date therefor, directly to the supplier thereof. Landlord shall reimburse Tenant for Landlord's 31% pro rata share of the cost of lighting the 125 Spring Street parking area within thirty (30) days after Tenant's request therefor accompanied by the electric bill and evidence of payment; provided, however, that if Landlord elects to use the balance of the parking area as open space, it shall have no obligation to pay any portion of the parking area lighting costs.

              (b) REPLACEMENT BULBS. Tenant, at Tenant's sole cost and expense, shall purchase and install all replacement bulbs used in the Premises.

              (c) INTERRUPTION OF ELECTRICAL SERVICE. Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy becomes no longer available or suitable for Tenant's requirements.

              (d) ALTERATIONS TO ELECTRICAL EQUIPMENT. Tenant agrees that it will not make any alteration or material addition to the electrical equipment in the Premises which would adversely affect any base Building systems or equipment without the prior written consent of Landlord in each instance, which consent may be withheld in Landlord's reasonable discretion, and will promptly advise Landlord of any other alteration or addition to such electrical equipment.

       8.2 WATER. Tenant shall pay to Landlord, as additional rent hereunder, all water and sewer charges attributable to the Building and Building Lot, pursuant to the municipal bill for the Building, within thirty (30) days after demand therefor. Landlord shall pay the full amount due to the provider of such water and sewer service prior to delinquency. At Landlord's election, Tenant shall pay the Building's share of water and sewer charges directly to the provider thereof.

       8.3    INTERRUPTION OR CURTAILMENT OF SERVICES.

              (a) When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made, Landlord reserves the right, upon as much prior notice to

Tenant as is practicable under the circumstances, to interrupt, curtail, stop or suspend (i) the furnishing of heating, elevator, air conditioning, and exterior cleaning services, and (ii) the operation of the sanitary, plumbing, security and electric systems. Except in case of emergency, Landlord shall give Tenant notice of the exercise of its rights under this Section 8.3 and Landlord shall use commercially reasonable efforts to minimize any interference with Tenant's business operations and use and occupancy of the Premises in connection with non-emergency interruptions and suspensions and to minimize the duration of any interruption or suspension. In the event of a planned interruption of services to perform scheduled repairs or maintenance, Landlord shall give Tenant such prior written notice, not to exceed thirty (30) days, as is reasonable under the circumstances in order that Tenant can take appropriate precautions to protect its work. Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but there shall be no diminution or abatement of Rent or other compensation due from Landlord to Tenant hereunder, nor shall this Lease be affected or any of Tenant's obligations hereunder reduced, and Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems. Notwithstanding the foregoing, in the event of an interruption in services covered by Landlord's rental interruption insurance, Landlord shall allow an abatement of Rent equal to the net recovery actually obtained by Landlord under such coverage.

       8.4 ENERGY CONSERVATION. Notwithstanding anything to the contrary contained herein, Landlord may request upon written notice to Tenant that Tenant comply with such policies, programs and measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services (collectively, the "CONSERVATION PROGRAM").

       8.5 SECURITY. Landlord shall not be obligated to provide security services to any of the Property, Building or Premises. Tenant, at Tenant's sole cost, expense and responsibility, may install additional electronic card devices and systems within the Premises and at the access points to the stairwells provided such devices and systems shall be compatible with Landlord's electronic card access system, if Landlord elects to install one.

9.     UTILITIES

       9.1 UTILITY SERVICES. Unless otherwise expressly provided herein, commencing on the Completion Date, Tenant shall obtain and pay for all utilities and services, consumed in and/or furnished to the Premises, together with all taxes, penalties, surcharges and maintenance charges pertaining thereto. Upon Substantial Completion of Landlord's Work, the Building will be served by telephone, electric, gas and water and sewer, all of which shall be separately metered. Landlord shall have the right to make any such payment if Tenant fails to do so prior to delinquency, in which event Tenant shall reimburse Landlord for the amount so paid upon demand therefor, together with interest at the Default Rate until paid in full.

10.    OPERATING EXPENSES AND TAXES.

       10.1 DEFINITIONS. As used in this Article 10, the words and terms which follow shall have the meanings set forth below:

              (a)    Taxes

                     (i) "TAXES" shall mean the real estate taxes and other taxes, levies and assessments imposed upon the Building, or on Landlord's interest in the Building or such personal property (provided that to the extent such taxes, levies, and assessments (amortized over the Term) are still assessed against all or several of the buildings within the Property, or against the Property as a whole, such amounts shall be allocated among the buildings in the Property based on the assessor's records or, if the records do not provide a separate allocation, based on square footage of the buildings in question unless Landlord reasonably determines that such allocation should be made on another reasonable basis); charges, fees and assessments (amortized over the Term) for transit, housing, police, fire or other services or purported benefits to the Building, specifically excluding so-called "linkage" fees; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operation, use or occupancy of the Building or based upon rentals derived therefrom, which are or shall be imposed by federal, state, county, municipal or other governmental authorities. Taxes shall not include any inheritance, estate, succession, gift, franchise, rental, income or profit tax, capital stock tax, capital levy or excise, or any income taxes arising out of or related to the ownership and operation of the Building or Property, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute "Taxes," whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute "Taxes". Taxes shall not include any interest or penalties resulting from the late payment of Taxes by Landlord provided that Tenant timely pays Tenant's Building Percentage Share of Taxes pursuant to Section 10.2(a) below. "Taxes" shall also include reasonable expenses (including without limitation legal and consultant fees) of tax abatement or other proceedings contesting assessments or levies.

              (b) "TAX PERIOD" shall be any fiscal/tax period with respect to which Taxes are due and payable to the appropriate governmental taxing authority (i.e., as mandated by the governmental taxing authority), any portion of which period occurs during the term of this Lease, the first such Tax Period being the one in which the Rent Commencement Date occurs.

              (c) "OPERATING YEAR": shall mean a twelve-month fiscal year in which occurs any part of the term of this Lease. The first Operating Year shall be the calendar year in which the Rent Commencement Date occurs.

              (d)    Operating Costs

                     (i) "BUILDING OPERATING COSTS" shall mean all reasonable costs incurred and expenditures of whatever nature made by Landlord in the operation and management of the Building or allocated to the Building, including, without limitation, the costs of maintenance and repairs made pursuant to Section 14.6 hereof (but specifically excluding Landlord Capital Replacements, as defined in Section 14.6). Tenant's Property Share of Property Operating Costs shall be included in Building Operating Costs in accordance with
Section 10.1(d)(ii). Building Operating Costs shall not include Excluded Costs (hereinafter defined).

                     (ii) "PROPERTY OPERATING COSTS" shall mean all reasonable costs incurred and expenditures of whatever nature made in the operation and management, repair, replacement, cleaning, insurance and maintenance of the common areas of the Property (the "PROPERTY COMMON AREAS"), including without limitation a commercially reasonable management fee, whether paid to an affiliate of Landlord or to a third-party manager, and regarding any shuttle bus service to the Property. To the extent that a cost included in Property Operating Costs is also allocable to property other than the Property, such cost shall be equitably allocated by Landlord to each parcel of property which benefits from such cost. The allocation of costs and expenditures among the various buildings in the Property shall be on the basis of the ratio of the total rentable square feet of each building in the Property to the total rentable square feet of the Property, unless such allocation would result in a disproportionate charge (x) based upon the manner in which any subsequent building in the Property is measured relative to the manner in which the Building was measured, in which case the allocation shall be made equitably among the buildings of the Property, or (y) based upon the relative usage of the service on which such cost is based, in which case such allocation shall be based upon such relative usage. Landlord and Tenant acknowledge that the Building operates in many respects separately from the balance of the Property, and therefore some Property Operating Costs will be allocated 100% to the Building and others will be allocated 0% to the Building. Property Operating Costs shall include, without limitation, the cost of operating any amenities in the Property available to all tenants of the Property, such as bus shuttle services, the costs of Landlord's management office for the Property and any subsidy provided by Landlord for or with respect to any such amenity.

              (e) "EXCLUDED COSTS" shall be defined as (i) any mortgage charges (including interest, principal, points and fees); (ii) brokerage commissions; (iii) salaries of executives and owners; (iv) the cost of work done or services furnished by Landlord for a particular tenant; (v) the costs of Landlord's Work and any contributions made by Landlord to any tenant of the Property in connection with the build-out of its premises; (vi) franchise or income taxes imposed on Landlord; (vii) costs paid directly by individual tenants to suppliers, including tenant electricity, telephone and other utility costs; (viii) the cost of any repairs made by Landlord pursuant to Article 18 below; (ix) depreciation of the buildings on the Property; (x) costs relating to maintaining Landlord's existence as a corporation, partnership or other entity;
(xi) advertising and other fees and costs incurred in procuring tenants; (xii) the cost of any items for which Landlord is reimbursed by insurance, condemnation awards, refund, rebate or otherwise, and any expenses for repairs or maintenance to the extent covered by warranties, guaranties and service contracts; (xiii) expenses incurred by Landlord in order to comply with all present laws, ordinances, requirements, orders, directives, rules and regulations of federal, state, county and city governments and of all other governmental authorities having or claiming jurisdiction over the Building and Property, including without limitation the Americans with Disabilities Act of 1990 (as amended), the Federal Occupational Safety and Health Act of 1970 (as amended) and any of said laws, rules and regulations relating to environmental, health or safety matters, except to the extent the same relate to Tenant's particular use of the Premises; (xiv) expenses incurred by Landlord to (A) construct and/or renovate any buildings, structures, infrastructures, improvements or amenities on the Property as part of Landlord's repositioning of the same, and/or (B) lease space in the Property to new tenants or to retain existing tenants including

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leasing commissions, advertising and promotional expenditures; (xv) expenses incurred by Landlord to resolve disputes, enforce or negotiate lease terms with prospective or existing tenants or in connection with any financing, sale or syndication of the Building or Property; (xvi) interest, principal, points and fees, amortization or other costs associated with any debt and rent payable under any lease to which this Lease is subject and all costs and expenses associated with any such debt or lease and any ground lease rent, irrespective of whether this Lease is subject or subordinate thereto; (xvii) expenses for the replacement of any item covered under warranty; (xviii) cost to correct any penalty or fine incurred by Landlord due to Landlord's violation of any federal, state or local law or regulation; (xix) expenses for any item or service which Tenant pays directly to a third party or separately reimburses Landlord and expenses incurred by Landlord to the extent the same are actually reimbursed from any other tenants, occupants of the Property, or third parties; (xx) expenses for any item or service not provided to Tenant but exclusively to certain other tenants in the Property; (xxi) a property management fee for the Building in excess of four percent (4%) of the gross rents of the Building (exclusive of capital expenditures, mark-ups, separate reimbursements by tenants and ancillary income from other services [e.g., income from antennae or satellite dishes, paid parking, security deposits and interest thereon, etc.]) applicable to the Building for the relevant calendar year; (xxii) salaries of
(A) employees above the grade of Property superintendent or Property manager, and (B) employees whose time is not spent directly and solely in the operation of the Property; (xxiii) Landlord's general corporate overhead and administrative expenses; (xxiv) reserves; (xxv) fees paid to affiliates of Landlord to the extent that such fees exceed the customary amount charged for the service provided; (xxvi) Landlord Capital Replacements; (xxvii) the cost of alterations, capital improvements, equipment replacement and other items which under GAAP are properly classified as capital expenditures, except as otherwise specifically provided herein; and (xxviii) costs which are the responsibility of Landlord pursuant to Section 17.6.

       10.2   TAX PAYMENT.

              (a) Tenant shall pay to Landlord, as additional rent, Tenant's Building Percentage Share of Taxes. Landlord may make a good faith estimate of the Taxes to be due by Tenant for any Tax Period or part thereof during the term hereof, and Tenant shall pay to Landlord, on the Rent Commencement Date and on the first (1st) day of each calendar month thereafter, an amount equal to Tenant's Building Percentage Share of Taxes for such Tax Period or part thereof divided by the number of months therein. Prior to delinquency, Landlord shall pay all Taxes to the taxing authority. Landlord may estimate and re-estimate Tenant's Building Percentage Share of Taxes (not more than once per year) and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Tenant's Building Percentage Share of Taxes shall be appropriately adjusted in accordance with the estimates so that, by the end of the calendar year in question, Tenant shall have paid all of Tenant's Building Percentage Share of Taxes as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Taxes are available for each Tax Period. If the total of such monthly remittances is greater than Tenant's Building Percentage Share of the actual Taxes due for such Tax Period, then, provided there is not an Event of Default nor an event which, with the passage of time and/or the giving of notice would constitute an Event of Default, Tenant may credit the difference against the next installment of Yearly Rent due hereunder, except that if such difference is determined after the end of the term hereof, Landlord shall

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refund such difference to Tenant within thirty (30) days after such determination to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than Tenant's Building Percentage Share of the actual Taxes due for such Tax Period, Tenant shall pay the difference to Landlord within thirty (30) days of Tenant's receipt of an invoice therefor. Landlord's estimate for the next Tax Period shall be based upon the actual Taxes attributable to the Building for the prior Tax Period plus a reasonable adjustment based upon estimated increases in Taxes.

              (b) Landlord covenants to pay the Taxes attributable to the Building and the Property in a timely manner and in all events prior to the due date of the respective tax bills. Landlord shall send a copy of each tax bill for the Building to Tenant within ten (10) days after request for the same. Landlord understands that it is imperative that Landlord pay such tax bills on time to preserve all abatement rights for Landlord and Tenant as set forth herein. Appropriate credit against Taxes shall be given for any refund obtained by reason of a reduction in any Taxes by the assessors or the administrative, judicial or other governmental agency responsible therefor after deduction of Landlord's expenditures for reasonable legal fees and for other reasonable expenses incurred in obtaining the Tax refund. Landlord's obligations under this
Section 10.2(b) shall survive expiration or termination of this Lease. Tenant shall have the right, with prior notice to Landlord, to seek abatements of Taxes in accordance with all applicable municipal procedures, and Landlord agrees to cooperate reasonably with Tenant, at no cost to Landlord, in connection with such abatement procedures. At Landlord's election made by notice to Tenant, Landlord may direct that Tenant pay Taxes directly to the assessing authority. In the event Tenant has made a payment of Taxes which applies to a period occurring after expiration of the Term, Landlord shall refund the overpayment within thirty (30) days after expiration of the Term.

       10.3   PAYMENT OF BUILDING OPERATING COSTS.

              (a) Tenant shall pay to Landlord, as additional rent, Tenant's Building Percentage Share of Building Operating Costs. Landlord may make a good faith estimate of Tenant's Building Percentage Share of Building Operating Costs for any Operating Year or part thereof during the term based upon Landlord's pro forma budget, a copy of which shall be delivered to Tenant when available (Landlord endeavoring to deliver such budget not later than thirty (30) days after the start of each Operating Year), and Tenant shall pay to Landlord, on the Rent Commencement Date and on the first (1st) day of each calendar month thereafter, an amount equal to Tenant's Building Percentage Share of the estimated Building Operating Costs for such Operating Year and/or part thereof divided by the number of months therein. Landlord may estimate and re-estimate Tenant's Building Percentage Share of Building Operating Costs (not more than once per year) and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Tenant's Building Percentage Share of Building Operating Costs shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of Tenant's Building Percentage Share of Building Operating Costs as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Building Operating Costs are available for each Operating Year.

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              (b)    Landlord shall, within one hundred twenty (120) days after the end of each Operating Year, deliver to Tenant a reasonably detailed statement of the actual amount of Building Operating Costs for such Operating Year ("YEAR END STATEMENT"), prepared in accordance with sound accounting principles. If the total of such monthly remittances on account of any Operating Year is greater than Tenant's Building Percentage Share of the actual Building Operating Costs for such Operating Year, then, provided there is not an Event of Default nor an event which, with the passage of time and/or the giving of notice would constitute an Event of Default, Tenant may credit the difference against the next installment of Yearly Rent due hereunder, except that if such difference is determined after the end of the term hereof, Landlord shall refund such difference to Tenant within thirty (30) days after such determination to the extent that such difference exceeds any amounts then due from Tenant to Landlord. If the total of such remittances is less than Tenant's Building Percentage Share of the actual Building Operating Costs for such Operating Year, Tenant shall pay the difference to Landlord within thirty (30) days of Tenant's receipt of an invoice therefor. Landlord's estimate of Building Operating Costs for the next Operating Year shall be based upon the actual Building Operating Costs for the prior Operating Year as reflected in the Year-End Statement plus a reasonable adjustment based upon estimated increases in Building Operating Costs.

       10.4 PART YEARS. If the Rent Commencement Date or the Expiration Date occurs in the middle of an Operating Year or Tax Period, Tenant shall be liable for only that portion of the Building Operating Costs or Taxes, as the case may be, with respect to such Operating Year or Tax Period within the term hereof. Any credit pursuant to Section 10.2(b) for the years in which the Rent Commencement Date or the Expiration Date occur shall be similarly pro-rated.

       10.5 SURVIVAL. Any obligations under this Article 10 which shall not have been paid at the expiration or sooner termination of the term hereof shall survive such expiration and shall be paid when and as the amount of same shall be determined and be due.

       10.6 AUDIT RIGHT. Provided that Tenant notifies Landlord in writing on or before the date which is one hundred eighty (180) days after Tenant's receipt of the Year End Statement, TIME BEING OF THE ESSENCE, of Tenant's intention to conduct an inspection or audit, Tenant may inspect or audit Landlord's records relating to Building Operating Costs and Property Operating Costs for the year that is the subject of such Year End Statement (but not any prior years). Tenant shall not be liable for any Building Operating Cost which is not reported to it within one (1) year after the end of the Lease Year in which such Building Operating Cost was incurred. Tenant's audit or inspection shall be conducted only at Landlord's offices in Massachusetts or the Massachusetts offices of Landlord's property manager during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection unless the final reconciliation indicates that Building Operating Costs were overstated by more than four (4%) percent, in which event Landlord shall pay the cost of such audit or investigation, but not to the extent such cost exceeds the adjustment in Building Operating Costs to Tenant. Tenant may not conduct an inspection or have an audit performed more than once during any Operating Year. If such inspection or audit reveals that an error was made in the calculation of Tenant's Building Percentage Share of Building Operating Costs (including Property Operating Costs) previously charged to Tenant, then, provided there is not an Event of Default nor an event which, with the passage of time and/or the giving of notice would constitute an Event of Default (in which event no refund shall be due until such default has been cured), Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within thirty (30) days after notification thereof. Tenant shall maintain the results of any such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection, other than an independent firm of certified public accountants or financial professionals with experience in commercial real property management (A) reasonably acceptable to Landlord and (B) which agrees with Landlord in writing to maintain the results of such audit or inspection confidential.

11. FIXTURES, EQUIPMENT AND IMPROVEMENTS--REMOVAL BY TENANT; EQUIPMENT FINANCING RESTRICTIONS

       All fixtures, equipment, improvements and appurtenances attached to or built into the Premises prior to or during the term hereof, whether by Landlord or Tenant, shall be Landlord's property and shall be and remain part of the Premises and shall not be removed by Tenant during or at the end of the term hereof unless Landlord authorizes such removal in writing or elects to require Tenant to remove such fixtures, equipment, improvements and appurtenances, at Tenant's expense, in accordance with the provisions of Section 12. Tenant shall remove (at Tenant's expense) all other property of Tenant. If removal of any of the foregoing damages the Premises or the Building, Tenant shall repair any and all damage to the Premises or the Building arising from the installation or removal thereof. Landlord and Tenant agree that all of Landlord's Work shall be required to remain in the Building after expiration of the Term. Nothing in this Lease shall be construed to permit Tenant to grant any interest whatsoever in
(a) any fixtures (including without limitation all electric, plumbing, heating and sprinkling systems, fixtures and outlets, vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, whether or not attached to or built into the Premises) within the Premises or (b) any item paid in whole or in part with Landlord's Contribution without the consent of Landlord.

12.    ALTERATIONS AND IMPROVEMENTS BY TENANT

       12.1 Tenant shall make no alterations, decorations, installations, removals, additions or improvements (collectively, "ALTERATIONS") in or to the Premises without Landlord's prior written consent and then only those made by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, but provided that no building system serving any portion of the Building is adversely affected, Tenant may make non-structural Alterations which do not affect Building systems and cost less than $250,000 in any one instance ("PERMITTED ALTERATIONS") without Landlord's prior written consent but with notice to Landlord and otherwise subject to the provisions of this Lease including without limitation Article 13 below. Landlord agrees that an outdoor patio of the type presented by Tenant prior to execution of this Lease would qualify as a "Permitted Alteration". No Alterations other than Permitted Alterations shall be undertaken or begun by Tenant until Landlord has approved the contractor(s), written plans and specifications and a time schedule for such work. Landlord agrees to respond to any request for approval of Alterations, other than Permitted Alterations, and/or approval of the contractor(s), written plans and specifications and a time schedule for such work within thirty (30) days after receipt thereof. If Landlord fails to

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respond to a request for approval within such thirty-day period, Tenant shall have the right to send a second notice, indicating that Landlord's approval will be deemed granted if not withheld within ten (10) days, and if Landlord shall fail to respond within ten (10) days after delivery of such second notice, Landlord's approval shall be deemed to have been granted. No amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent and approval required under this
Article 12 shall not be unreasonably withheld, conditioned or delayed, except for Alterations affecting the roof, structural elements, building systems and/or the exterior of the Building, which shall be determined in Landlord's sole discretion. Landlord's approval is solely given for the benefit of Landlord and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of Tenant's plans for any other purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with Legal Requirements, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials (whether building standard or non-building standard), appliances or equipment selected by Tenant in connection with any work performed by or on behalf of Tenant. Any such Alterations shall be done at Tenant's sole cost and expense. If Tenant shall make any Alterations, then Landlord may elect at the time of approval of the Alteration to require Tenant at the expiration or sooner termination of the term hereof to restore the Premises to substantially the same condition as existed immediately prior to the Alteration. Upon Tenant's request, Landlord agrees to make such election at the time that Landlord receives Tenant's notice regarding Permitted Alterations or approves Tenant's plans for any such Alterations. Tenant shall provide Landlord with reproducible record drawings of all Alterations within sixty (60) days after completion thereof.

       12.2 Landlord and Tenant recognize that to the extent Tenant elects to perform any Alteration which affects the life/safety systems serving the Building, Landlord may need to make arrangements to have supervisory personnel on site. Accordingly, Landlord and Tenant agree as follows: Tenant shall give Landlord at least forty-eight (48) hours' notice of any time when Tenant intends to perform any such Alteration. Tenant shall reimburse Landlord, within thirty
(30) days after demand therefor, for the reasonable cost of Landlord's supervisory personnel overseeing such Alterations.

13. TENANT'S CONTRACTORS--MECHANICS' AND OTHER LIENS--STANDARD OF TENANT'S PERFORMANCE

       Landlord agrees that the provisions of this Article 13 are not applicable to the Leasehold Work, which shall be governed by the provisions of Article 4. Whenever Tenant shall make any Alterations in or to the Premises, Tenant will observe the following covenants and agreements:

       13.1 HARMONIOUS RELATIONS. Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant

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or Landlord or others in the construction, maintenance and/or operation of the
Property or any part thereof.

       13.2 LIENS. In no event shall any Encumbered Material (hereinafter defined) be incorporated in or added to the Premises, so as to become a fixture or otherwise a part of the Building, in connection with any Alteration. For purposes hereof, "ENCUMBERED MATERIAL" shall mean any material or equipment which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement not approved by Landlord in advance in writing, which approval may be given or withheld in Landlord's sole discretion. No Alterations shall be undertaken or begun by Tenant until plans and specifications (if applicable) prepared by and at the expense of Tenant have been submitted to and approved by Landlord where Landlord's approval is required hereunder. Except with respect to work performed by Landlord or pursuant to a contract with Landlord, any mechanic's lien filed against the Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) business days thereafter, at Tenant's expense by filing the bond required by law or otherwise. If Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing, together with interest at the Default Rate until paid in full, within ten (10) days after receipt of an invoice therefor. Mechanic's liens filed against the Building with respect to work performed by Landlord or pursuant to a contract with Landlord shall be the responsibility of Landlord.

       13.3 PERMITS. Unless Landlord and Tenant otherwise agree in writing, Tenant shall procure or cause others to procure on its behalf all necessary permits before undertaking any work in the Premises; do all of such work in a good and workmanlike manner, employing materials of good quality; and defend, save harmless, exonerate and indemnify the Landlord Indemnitees from and against any and all Claims occasioned by or growing out of such work. Tenant shall cause contractors employed by Tenant to (a) carry Worker's Compensation Insurance in accordance with statutory requirements, (b) Automobile Liability Insurance and Commercial General Liability Insurance (i) naming Landlord as an additional insured and (ii) covering such contractors on or about the Premises in the amounts stated in Article 15 hereof or in such other reasonable amounts as Landlord shall require, and (c) submit certificates evidencing such coverage to Landlord prior to the commencement of any such work.

       13.4 QUALITY AND PERFORMANCE. All Alterations shall be done in a good and workmanlike manner by contractors approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and in compliance with Landlord's construction rules and regulations for the Property attached as an addendum to the Building Rules and Regulations, all insurance requirements of this Lease, and Legal Requirements. Each party authorizes the other to rely upon the written approval or other written authorizations on the other party's behalf by its Construction Representative(s) in connection with design and construction.

14. MAINTENANCE AND REPAIRS --ANIMAL CARE AND TRANSPORTATION - BIOHAZARD REMOVAL --FLOOR LOAD -- COMPLIANCE WITH LAW

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       14.1   MAINTENANCE AND REPAIRS BY TENANT. Tenant shall keep the Premises neat and clean and free of insects, rodents, vermin and other pests and in such good repair, order and condition as the same are in on the Term Commencement Date or in such better condition as the Premises may be put in during the term hereof, reasonable wear and tear and damage by fire or by other casualty and Landlord negligence excepted. Tenant shall be solely responsible, at Tenant's sole cost and expense, for (a) the proper maintenance of all equipment and appliances operated by Tenant, (b) cleaning all areas of the Premises to a standard reasonably comparable to other combination office, research, development and laboratory buildings in the Lexington area with a service provider reasonably acceptable to Landlord; and (c) repairs, maintenance and replacement (including without limitation capital repairs and replacements) of all portions of the Building (including without limitation all Building systems) other than the roof, floor slabs, exterior, exterior windows, exterior lighting, foundation and structural elements of the Building, the roadways, walkways, landscaping and parking areas serving the Building and the utility lines and systems located outside the Building, so as to keep such portions of the Building in the condition the same shall be in following completion of Landlord's Work, reasonable wear and tear and casualty and Landlord negligence excepted. Tenant shall maintain such service contracts relating to the HVAC system and other Building systems as Landlord shall reasonably require. To the extent the performance by Tenant of its obligations under this Section 14.1 and/or 17.7(b) would require an expenditure which under GAAP would properly be classified as a capital expenditure, the repair or replacement shall be performed by Landlord and the cost thereof (plus interest at a commercially reasonable rate equal to the rate then available to Landlord to finance the cost of the capital expenditure in question) shall be charged back to Tenant as additional rent on a monthly basis, commencing on the month the capital expenditure first occurs, the monthly amount being equal to the total amount of the capital expenditure (plus interest as aforesaid) times a fraction, the numerator of which is one (1) and the denominator of which is the number of months in the useful life of the item in question, as reasonably determined by Landlord. By way of example, if the capital expenditure plus interest is $60,000 and the useful life of the item is 120 months, the monthly additional rent charge shall be $500 ($60,000 times 1/120 = $500). Such monthly additional rent charge shall be payable until the earlier of (i) repayment in full of the capital expenditure (plus interest as aforesaid) or (ii) expiration of the Term, including extension periods.

       14.2 BIOHAZARD REMOVAL AND ANIMAL CARE. Tenant shall be responsible, at its sole cost and expense, for janitorial and trash removal services and other biohazard disposal services for the Building, including the laboratory areas thereof. Such services shall be performed by Tenant's employees or by contractors reasonably acceptable to Landlord and on a sufficient basis to ensure that the Building and the Property are at all times kept neat, clean and free of Hazardous Materials and biohazards as provided in Section 17.6. In addition, Tenant shall be responsible, at Tenant's sole cost and expense, for the care and safe storage of any animals housed within the Premises, including without limitation all animal husbandry and custodial services with respect thereto, in accordance with the highest standards applicable to Tenant's industry.

       14.3 FLOOR LOAD--HEAVY MACHINERY. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot of area of 125 pounds per square foot.

Landlord reserves the right to prescribe the weight and position of all safes, heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "HEAVY EQUIPMENT"), which shall be placed so as to distribute the weight. Heavy Equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any Heavy Equipment into or out of the Building without observing all of Landlord's Rules and Regulations with respect to the same. If such Heavy Equipment requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with Legal Requirements. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save the Landlord Parties harmless from and against any and all Claims resulting directly or indirectly from such moving. Proper placement of all Heavy Equipment in the Premises shall be Tenant's responsibility.

       14.4 ANIMAL TRANSPORTATION. No animals, animal waste, food or supplies relating to the animals maintained from time to time in the animal storage areas of the Premises shall be transported within multi-tenant Buildings except as provided in this Section 14.4. In multi-tenant Buildings, all deliveries of animals or animal food or supplies to Tenant at the Building shall be made prior to 11:00 a.m. or after 3 p.m. At all times that animals are transported within the Property Common Areas (whether from a single-tenant or a multi-tenant Building), they shall be transported in an appropriate cage or other container. At no time shall any animals, animal waste, food or supplies relating to the animals be brought into, transported through, or delivered to the lobby of any multi-tenant Building or be transported within any multi-tenant Building in elevators other than the freight elevator.

       14.5 WASTE REMOVAL; RECYCLING. Throughout the term hereof, Tenant shall, at its sole cost and expense: (a) keep any garbage, trash, rubbish and refuse for the office areas of the Premises (collectively, "TRASH") in vermin-proof containers within the interior of the Premises until removed; and
(b) cause all Trash to be removed from the Property pursuant to the Rules and Regulations and otherwise in accordance with the standards of a first-class office and laboratory facility.

       14.6 MAINTENANCE AND REPAIRS BY LANDLORD. Landlord shall repair and maintain in the condition the same shall be in following completion of Landlord's Work, reasonable wear and tear and casualty and Tenant negligence excepted, the Building's roof, floor slabs, exterior, exterior windows, exterior lighting, foundation and structural elements, as well as the Building Lot, including the roadways, walkways, landscaping and parking areas serving the Building and the utility lines and systems outside the Building, the costs of all of which shall be included within Building Operating Costs, as set forth in
Section 10.1; provided, however, that capital repair and replacement costs relating to the foregoing ("Landlord Capital Replacements") shall not be included within Building Operating Costs and shall be at Landlord's sole expense. Following completion of Landlord's redevelopment activities at the balance of the Property (i.e., 131 and 141 Spring Street), Landlord shall maintain such balance of the Property in a condition comparable to comparable first-class office and research facilities. Notwithstanding any term or condition of this Lease to the contrary, and in addition to its self-help rights set forth in Section 4.1(f), Tenant shall have the right to perform or cause to be performed any repair, maintenance or service required to be performed hereunder by Landlord (other than performance of Landlord's

Work), so long as: (i) the repair, maintenance or service in question relates to 125 Spring Street, not the balance of the Property, (ii) Tenant has given Landlord and any mortgage or other assignee of Landlord actually known to Tenant, concurrent written notice of the need for the same and a statement of Tenant's intention to exercise its self-help remedy pursuant to this Section 14.6; (iii) thirty (30) days have elapsed from the giving of said notice without Landlord or such mortgagee or other assignee of Landlord commencing performance of such repair, maintenance or service required to be performed hereunder by Landlord; (iv) Tenant has given to such parties a second notice, delivered after expiration of the thirty-day cure period described above, stating again its intention to exercise its self-help remedy pursuant to this Section 14.6; and
(v) ten (10) days have elapsed from the giving of said second notice without Landlord or such mortgage or other assignee from Landlord commencing performance of such repair, maintenance or service required to be performed hereunder by Landlord; provided, however, that in the event of emergency, Tenant shall have the right to perform such repairs, maintenance or service to the extent necessary to alleviate the emergency without complying with the notice and cure procedures set forth above, but Tenant shall notify Landlord of the emergency and the self-help activity as soon as is practicable under the circumstances. Landlord shall reimburse Tenant for the reasonable cost of Tenant's performance of Landlord's repair, maintenance or service obligation within thirty (30) days after Tenant's demand therefor, which shall be accompanied by a detailed description of the costs incurred and paid invoices for same, and upon Landlord's failure to pay the same within such thirty-day period, Tenant shall have the right to credit such cost against any future installments of Rent until such cost is fully recouped by Tenant; provided, however, that no such credit in any month shall exceed ten percent (10%) of the monthly payment of Yearly Rent payable for such month (such 10% limitation shall not impair Tenant's ability to "carry over" any unused credit to subsequent months, until such credit has been exhausted).

15.    INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

       15.1 GENERAL LIABILITY INSURANCE. Tenant shall procure, pay for and keep in force throughout the term hereof (and for so long thereafter as Tenant remains in occupancy) commercial general liability insurance insuring Tenant on a claims made basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the Completion Date, of not less than Two Million Dollars ($2,000,000), and from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord (so long as not adjusted more than once a year). Tenant shall also carry umbrella liability coverage in an amount of no less than Ten Million Dollars ($10,000,000). Such policy shall also include, to the extent commercially available, contractual liability coverage covering Tenant's liability assumed under this Lease, including without limitation the indemnification obligations contained in Sections 2.2(c), 15.5, 17.6(f) and 27.3 hereof. Tenant's insurance under this Section 15.1 shall be primary over any liability insurance carried by Landlord and shall remain in effect during the term of this lease.

       15.2 PROPERTY INSURANCE. Tenant shall take out and maintain throughout the term hereof a policy of fire, vandalism, malicious mischief, extended coverage and so-called "special form" coverage insurance insuring (i) all items or components of Alterations installed by Tenant

(collectively, the "TENANT-INSURED IMPROVEMENTS"), and (ii) all of Tenant's animals, furniture, equipment, fixtures and property of every kind, nature and description related or arising out of Tenant's leasehold estate hereunder, which may be in or upon the Premises, the Building or the Property (collectively, "TENANT'S PROPERTY") in an amount equal to one hundred percent (100%) of the replacement cost thereof.

       15.3   [INTENTIONALLY OMITTED].

       15.4   FORM OF INSURANCE. The insurance required pursuant to Sections
15.1 and 15.2 (collectively, "TENANT'S INSURANCE POLICIES") shall be effected with insurers approved by Landlord, with a rating of not less than "B+" in the current BEST'S INSURANCE REPORTS, and authorized to do business in the Commonwealth of Massachusetts under valid and enforceable policies, and with respect to the insurance required pursuant to Section 15.1, such insurance policy(ies) shall list Landlord, Landlord's managing agent and persons claiming by, through or under them, if any, as additional insureds. Tenant's Insurance Policies shall each provide that it shall not be canceled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time any of the Tenant Parties shall first move any property into the Premises, perform any work in the Premises or commence occupancy of the Premises and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, Tenant shall deliver to Landlord certificates of Tenant's Insurance Policies issued by the respective insurers, and upon request of Landlord, Tenant shall deliver to any Mortgagee copies of the foregoing documents.

       15.5   INDEMNIFICATION.

              (a) Except to the extent caused by the negligence or willful misconduct of any of the Landlord Parties (hereinafter defined), and to the extent not prohibited by law, Tenant will defend, indemnify and save the Landlord Indemnitees harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from :

                     (i) Any injury to or death of any person, or loss of or damage to property, sustained or occurring in, upon or at the Premises;

                     (ii) Any injury to or death of any person, or loss of or damage to property, sustained or occurring in or about the Building or Property to the extent directly arising out of the use or occupancy of the Premises by or the negligence or misconduct of any of the Tenant Parties; and

                     (iii) On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or any of the Landlord Parties) at the Premises during the term hereof and during the period of time, if any, prior to the Term Commencement Date that any of the Tenant Parties may have been given access to the Premises;

              (b) Except to the extent caused by the gross negligence or willful misconduct of any of the Tenant Parties, Landlord shall defend, indemnify and save Tenant harmless from and against any and all Claims asserted by or on behalf of any person, firm, corporation or public authority arising from any injury to or death of any person, or loss of or damage to property, sustained or occurring in or about the Building or the Property to the extent arising from the negligence of willful misconduct of Landlord or any of the Landlord Parties.

       15.6 WAIVER OF SUBROGATION; MUTUAL RELEASE. Landlord and Tenant each hereby waives on behalf of its property insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) but not on its own behalf any and all rights of recovery, claim, action, or cause of action against the other and its agents, officers, servants, partners, shareholders, or employees (collectively, the "RELATED PARTIES") for any loss or damage that may occur to or within the Premises, the Building or the Property or any improvements thereto, or any personal property of such party therein which is insured against under any property insurance policy actually being maintained from time to time (including all deductible and retention amounts), even if not required hereunder, including, in every instance, negligence by the other party hereto and/or its Related Parties. Landlord and Tenant each agree to cause appropriate clauses to be included in their property insurance policies necessary to implement the foregoing provisions.

       15.7 LANDLORD'S INSURANCE. Landlord shall take out and maintain in force throughout the term hereof, in a company or companies authorized to do business in the Commonwealth of Massachusetts with a Best's rating of B+ or higher: (a) all risk property insurance on the Building specifically including Landlord's Work (exclusive of Tenant's personal property and the Tenant-Insured Improvements) in an amount equal to the full replacement value of the Building (exclusive of foundations and those items set forth in the preceding parenthetical in this sentence), covering all risks of direct physical loss or damage and so-called "extended coverage" risks; and, if the Building is located in a flood zone, flood coverage to the extent the same is available, insuring the Building and its rental value, (b) commercial general liability insurance against claims of bodily injury, personal injury and property damage arising out of Landlord's operation of the Building, in such amount as a prudent owner of similar property would carry or as otherwise required by any Mortgagee with a limit of not less than One Million Dollars ($1,000,000.00) each occurrence; and
(c) insurance against loss or damage from sprinklers and from leakage or explosions or cracking of boilers, pipes carrying steam or water, or both, pressure vessels or similar apparatus, in the so-called "broad form", in such amounts as are customary and commercially reasonable for buildings in Massachusetts which are of like kind and quality to the Building and have laboratory uses, and insurance against such other hazards and in such amounts as may from time to time be required by any bank, insurance company or other lending institution holding a first mortgage on the Building, the Premises or the Property. The foregoing insurance may be maintained in the form of a blanket policy covering the Building and/or the other buildings in the Property as well as other properties owned by Landlord. The costs of Landlord's insurance shall be included within Building Operating Costs. At Tenant's request, Landlord shall furnish to Tenant a certificate evidencing the insurance coverage required hereunder.

16.    ASSIGNMENT, MORTGAGING AND SUBLETTING

       16.1 Except as otherwise set forth herein, Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, assign, sublet, mortgage, license, transfer or encumber this Lease or the Premises, in whole or in part, whether by changes in the ownership or control of Tenant, or any direct or indirect owner of Tenant, whether at one time or at intervals, by sale or transfer of stock, partnership or beneficial interests, operation of law or otherwise (each of the foregoing, a "TRANSFER"). Any purported Transfer made without Landlord's approval, if required hereunder, shall be void and confer no rights upon any third person, provided that if there is a Transfer, Landlord may collect rent from the transferee without waiving the prohibition against Transfers, accepting the transferee, or releasing Tenant from full performance under this Lease. In the event of any Transfer in violation of this Article 16, Landlord shall have the right to terminate this Lease upon thirty (30) days' written notice to Tenant given within sixty (60) days after receipt of written notice from Tenant to Landlord of any Transfer, or within one (1) year after Landlord first learns of the Transfer if no notice is given. No Transfer shall relieve Tenant of its primary obligation as party-Tenant hereunder, nor shall it reduce or increase Landlord's obligations under this Lease. Landlord shall grant or withhold consent to any proposed Transfer within twenty (20) days after delivery of written request for consent. If Landlord fails to respond within such twenty-day period, Tenant shall have the right to send a second request for consent, indicating in bold, capital type that consent will be deemed granted if not withheld in writing within ten (10) days, and if Landlord fails to respond to such second notice within ten (10) days after delivery thereof, Landlord's consent to the proposed Transfer shall be deemed granted.

       16.2   [INTENTIONALLY OMITTED]

       16.3 EXCEPTIONS TO REQUIREMENT FOR CONSENT. Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord's consent, to make a Transfer to (a) an Affiliated Entity (hereinafter defined), and (b) a Successor, provided that (i) prior to the effective date of such Transfer, such Affiliated Entity or Successor, as the case may be, and Tenant execute and deliver to Landlord an assignment and assumption agreement in form and substance reasonably satisfactory to Landlord whereby such Affiliated Entity or Successor, as the case may be, shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby such Affiliated Entity or Successor, as the case may be, shall expressly agree that the provisions of this Article 16 shall, notwithstanding such Transfer, continue to be binding upon it with respect to all future Transfers (an "ASSUMPTION AGREEMENT") (the provisions of this clause (i) shall apply only if there is to be an actual assignment from Tenant to another legal entity, as opposed to a merger or assignment by operation of law), and (ii) the net worth of all entities primarily liable under this Lease following the assignment shall be no lower than the higher of either (A) Tenant's net worth on the Execution Date or
(B) the net worth of all entities primarily liable under this Lease immediately prior to the assignment. For the purposes hereof, an "AFFILIATED ENTITY" shall be defined as any entity which is controlled by, is under common control with, or which controls Tenant. For the purposes hereof, a "SUCCESSOR" shall be defined as any entity into or with which Tenant is merged or with which Tenant is consolidated or which acquires all or substantially all of Tenant's stock or assets. Notwithstanding anything to the contrary herein, nothing in this Section 16 is intended to limit Tenant's offering and public trading of Tenant's stock.

       16.4 LISTING CONFERS NO RIGHTS. The listing of any name other than that of Tenant, whether on the doors of the Premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the Premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

       16.5   PROFITS IN CONNECTION WITH TRANSFERS. Tenant shall, within thirty
(30) days of receipt thereof, pay to Landlord as additional rent fifty percent (50%) of any rental consideration as and when received by Tenant to be paid or given in connection with any Transfer to any entity specifically excluding an Affiliated Entity or Successor, either initially or over time, after deducting
(i) reasonable actual out-of-pocket legal and brokerage expenses incurred by Tenant in connection therewith, plus (ii) the depreciated value (in accordance with generally accepted accounting principles) of the cost of alterations and improvements to the Premises performed at Tenant's expense to prepare the Premises for Tenant's use and occupancy (i.e. amounts in excess of Landlord's Contribution), prorated according to the fraction of rentable area of the Premises affected by the Transfer, plus (iii) all other reasonable costs incurred or concessions granted by Tenant in connection with such Transfer, to the extent such net rental consideration exceeds the Rent payable hereunder.

       16.6 PROHIBITED TRANSFERS. Notwithstanding any contrary provision of this Lease, Tenant shall have no right to make a Transfer unless on both (a) the date on which Tenant notifies Landlord of its intention to enter into a Transfer and (b) the date on which such Transfer is to take effect, there is no Event of Default under this Lease. Notwithstanding anything to the contrary contained herein, Tenant agrees that it shall be deemed reasonable for Landlord to withhold consent to any proposed Transfer to (i) any tenant, subtenant or occupant of other premises in the Building or the Property, so long as Landlord has space to make available to such Party; (ii) government agencies; or (iii) any tenants with whom Landlord shall have negotiated for space at the Property in the nine (9) months immediately preceding such proposed Transfer (so long as Landlord has space to make available to such tenants).

       16.7 RECAPTURE. In lieu of granting consent to any proposed assignment or any sublease for substantially the remainder of the Term (that is, with less than one (1) year remaining in the Term) (other than assignments or subleases listed in Section 16.3, with respect to which Landlord's recapture right set forth in this Section 16.7 shall not apply), Landlord may elect to terminate this Lease as to the portion proposed to be subleased or assigned, by notice to Tenant given within thirty (30) days after the request for consent, in which event this Lease shall expire as to the affected space as of the date set forth in Landlord's recapture notice, which date shall be no sooner than thirty (30) days nor later than one hundred eighty (180) days after the date of such recapture notice.

17.    MISCELLANEOUS COVENANTS

       17.1 RULES AND REGULATIONS. Tenant will observe and comply with the all reasonable rules and regulations promulgated by Landlord from time to time with respect to the Building or the Property or relating to construction within the Property (collectively, the "RULES AND

REGULATIONS"). The current version of the Rules and Regulations is attached hereto as EXHIBIT 6 and incorporated herein. In the case of any conflict between the provisions of this Lease and any future rules and regulations, the provisions of this Lease shall control. Landlord shall use commercially reasonable efforts to apply the Rules and Regulations in a non-discriminatory manner; provided that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees. To the extent there is an inconsistency between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall control.

       17.2 ACCESS TO PREMISES--SHORING. If an excavation shall be made upon land adjacent to the Building or shall be authorized to be made in connection with any of Landlord's repair, maintenance or restoration rights or obligations hereunder, Tenant shall afford to the person or entity causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person or entity shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent. Landlord shall give Tenant reasonable notice prior to such activity and shall use commercially reasonable efforts to minimize any interference with Tenant's business operations and use and occupancy of the Premises in connection with any such excavation.

       17.3 ACCIDENTS TO SANITARY AND OTHER SYSTEMS. Tenant shall give to Landlord prompt notice of any fire or accident in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, acid waste neutralization systems, sanitary, electrical, ventilation, heating and air conditioning or other systems located in, or passing through, the Premises. Except as otherwise provided in Article 18, and subject to Tenant's obligations in Article 14, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but, subject to Section 15.5 above, if such damage or defective condition was caused by any of the Tenant Parties, the cost to remedy the same shall be paid by Tenant.

       17.4 SIGNS. Except as set forth in Section 25.1, Tenant will not place or suffer to be placed or maintained on the exterior of the Premises, or any part of the interior visible from the exterior thereof, any sign, banner, advertising matter or any other thing of any kind (including, without limitation, any hand-lettered advertising), and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval.

       17.5 ESTOPPEL CERTIFICATE. Each party shall at any time and from time to time upon not less than fifteen (15) days' prior notice from the other, execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which Rent has been paid in advance, if any, stating whether or not, to the best of its knowledge, the other party is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default, and such other facts as the requesting party may reasonably request, it being intended that any such statement delivered pursuant to Landlord's request may be relied upon by any prospective purchaser of the Building or of any interest of Landlord therein, any Mortgagee or prospective Mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgage thereof. TIME IS OF THE ESSENCE WITH RESPECT TO ANY SUCH REQUESTED CERTIFICATE.

       Landlord warrants that: (i) Landlord owns the Property; (ii) Landlord has the authority to enter into this Lease with Tenant; and (iii) there are no liens or similar claims (excluding mortgages) upon Landlord or against the Building, other than as disclosed in Landlord's title insurance policy, a copy of which has been delivered to Tenant.

       17.6   PROHIBITED MATERIALS AND PROPERTY; ENVIRONMENTAL PROVISIONS.

              (a) Tenant shall not be permitted to bring or keep in or on the Premises or elsewhere in the Building or Property any flammable, combustible or explosive fluid, material, chemical or substance, or any Hazardous Material (hereinafter defined), other than those enumerated in Tenant's Hazardous Waste Management Program (as hereafter defined), which are hereby expressly permitted by Landlord ("TENANT'S HAZARDOUS MATERIALS"). Tenant's Hazardous Materials shall at all times be brought upon, kept or used in accordance with (A) all applicable Environmental Laws (hereinafter defined) and prudent environmental practice, (B) Tenant's "HAZARDOUS WASTE MANAGEMENT PROGRAM," attached hereto as EXHIBIT 7, and
(C) with respect to medical waste and so-called "biohazard" materials, good medical practice and the highest standards applicable to Tenant's industry. Tenant shall be responsible for assuring that all laboratory uses are adequately and properly vented. Tenant's Hazardous Waste Management Program shall be updated as reasonably required by Landlord, but no less frequently than annually.

              (b) Tenant, at its sole cost and expense, shall comply with (i) all applicable laws, statutes, ordinances, rules and regulations of any local, state or federal governmental authority having jurisdiction concerning environmental, health and safety matters, including, without limitation, the laws listed in Section 17.6(c) below (collectively, "ENVIRONMENTAL LAWS"), including but not limited to those relating to any discharge into the air, surface, water, sewers, soil or groundwater of any Hazardous Material, whether within or outside the Premises, Building or Property, and (ii) any applicable rules, requirements and safety procedures of the Massachusetts Department of Environmental Protection ("DEP"), the Town of Lexington Fire Marshall and any insurer of the Property, Building or the Premises with respect to the use, storage and disposal of any Hazardous Materials at or from the Premises.

              (c) As used herein, the term "HAZARDOUS MATERIAL" means (x) medical waste or "biohazard" materials, and (y) any hazardous, radioactive or toxic substance, material or waste or petroleum derivative which is or becomes regulated by any Environmental Law. The term "HAZARDOUS MATERIAL" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.

(42 U.S.C. Section 6903), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), or (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts.

              (d) Any increase in the premium for insurance at the Property arising from Tenant's use and/or storage of Tenant's Hazardous Materials shall be at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any federal, state or local government agency with jurisdiction.

              (e) Tenant shall reimburse Landlord upon demand, as additional rent, for the reasonable costs of investigating Tenant's compliance with the provisions of this Section 17.6, within thirty (30) days after demand therefor, if such investigation reveals that Tenant is not in compliance. Tenant shall execute affidavits, certifications and the like, as may be reasonably requested by Landlord from time to time concerning Tenant's best knowledge and belief concerning the presence of Hazardous Materials in or on the Premises or the Building.

              (f) Except with respect to (i) Hazardous Materials in or under the Property as of the Completion Date, (ii) Claims relating to conditions at the Property, Building or Premises as of the Completion Date (including without limitation that certain environmental condition identified by DEP as Release Tracking Number 03-0020730), (iii) Claims resulting from activities at the portions of the Property commonly known as 131 and 141 Spring Street, and (iv) the presence and/or removal of the existing 5,000 gallon underground storage tank on the Building Lot (which Landlord currently intends to remove during the performance of Landlord's Work) and (v) unless the same is used by Tenant, the presence of the existing 300 gallon aboveground storage tank on the Building Lot, Tenant hereby covenants and agrees to indemnify, defend and hold the Landlord Indemnitees harmless from and against any and all Claims against any of the Landlord Indemnitees arising out of (A) the presence of Hazardous Material in, under or about the Building resulting from Tenant's use or operations, or
(B) the breach by Tenant of any of its obligations under this Section 17.6. This indemnification of the Landlord Indemnitees by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on, under or about the Building resulting from Tenant's use or operations. The indemnification and hold harmless obligations of Tenant under this Section 17.6(f) shall survive the expiration or any earlier termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Material in the Building or otherwise in the Property is caused by any of the Tenant Parties and results in any contamination of any part of the Property or any adjacent property, Tenant shall promptly take all actions at Tenant's sole cost and expense as are necessary to return the Property or any adjacent property to their condition as of the date of this Lease, provided that Tenant shall first obtain Landlord's approval of such actions, which approval shall not be unreasonably withheld, conditioned or delayed so long as such actions, in Landlord's reasonable discretion, would not potentially have any adverse effect on the Property, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws.

              (g) Prior to bringing any Hazardous Material into any part of the Property, Tenant shall deliver to Landlord the following information with respect thereto: (i) a description of handling, storage, use and disposal procedures; and (ii) all plans or disclosures and/or emergency response plans which Tenant has prepared, including without limitation Tenant's Hazardous Waste Management Plan, and all plans which Tenant is required to supply to any governmental agency or authority pursuant to any Environmental Law.

              (h) Landlord represents that it has no knowledge of (i) any contamination of any portion of the Property other than as disclosed in the Environmental Reports (hereinafter defined) and that certain existing environmental condition identified by DEP as Release Tracking Number 03-0020730; and (ii) any claims by third parties relating to the presence of Hazardous Materials in the Property. For purposes hereof, the "ENVIRONMENTAL REPORTS" shall mean collectively the reports listed on EXHIBIT 8 attached hereto. Tenant shall not perform any additional testing at the Property.

              (i) Landlord hereby covenants and agrees with Tenant to indemnify, defend and hold Tenant, its officers, agents, contractors and those claiming by, through or under Tenant (collectively the "Tenant Indemnitees") harmless from and against any and all Claims against any of the Tenant Indemnitees which may arise out of (i) the release or discharge of any Hazardous Material on or about the Property, Premises or Building by virtue of the acts of Landlord or any of its tenants, contractors, agents or invitees, (ii) Claims resulting from uses or activities at 131 and 141 Spring Street, including without limitation the use or presence of any storage tanks thereon, (iii) the presence of the Hazardous Materials located at the Property, Premises or Building as of the Completion Date, (iv) the presence and/or removal of the existing 5000 gallon underground storage tank on the Building Lot (which Landlord currently intends to remove during the performance of the Landlord's
Work), or (v) unless the same is used by Tenant, the presence of the existing 300 gallon aboveground storage tank on the Building Lot.

              (j) Any increase in the premium for Tenant's insurance at the Premises directly and expressly attributable to Landlord's use and/or storage of Hazardous Material at the Property shall be at Landlord's expense.

              (k) Landlord shall execute affidavits, certifications and the like, as may be reasonable requested by Tenant from time to time concerning Landlord's best knowledge and belief concerning the presence of Hazardous Materials in or on the Property or the Building.

       17.7 LEGAL REQUIREMENTS. If Tenant receives notice of any violation of Legal Requirements applicable to the Premises, it shall give prompt notice thereof to Landlord. The parties' obligations with respect to keeping the Building Lot and Building in compliance with all Legal Requirements shall be as follows: (a) Landlord shall be responsible, at its sole cost and expense (not to be included within Building Operating Costs), for keeping in compliance with all Legal Requirements the items it is required to maintain pursuant to Section 14.6, (b) Tenant shall be solely responsible, at its sole cost and expense, for keeping in compliance with all Legal Requirements all elements of the Building other than those for which the Landlord is responsible pursuant to clause (a) above, with capital repairs and replacements to be treated as treated in the last three sentences of Section 14.1, and (c) notwithstanding the provisions of clause (a) to the contrary, Tenant shall be solely responsible for causing the Building and Building Lot (including elements that would otherwise be Landlord's responsibility pursuant to Section 14.6) to comply with any Legal Requirement imposed upon or applicable to the Building or Building Lot as a result of Tenant's particular use thereof (as opposed to office and laboratory uses generally), and in the event such compliance requires a capital expenditure, the expenditure shall be made by Tenant directly, not pursuant to the last three sentences of Section 14.1.

       17.8 TENANT'S ACTS--EFFECT ON INSURANCE. Tenant shall not do or permit any Tenant Party to do any act or thing upon the Premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and/or the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the Premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said Premises or for any other reason. If by reason of the failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, Tenant shall reimburse Landlord for that part of any insurance premiums which shall have been charged because of such failure by Tenant.

18.    CASUALTY; TAKING

       18.1   DAMAGE.

              (a) If the Premises become untenantable in whole or part because of fire or other casualty covered by insurance required under this Lease (or insurance actually carried, if more comprehensive than the insurance required to be carried) ("CASUALTY"), or as the result of a taking of, or damage to, the Building, thereon in connection with the exercise of any power of eminent domain, condemnation, or purchase under threat or in lieu thereof (any of the foregoing, a "TAKING"), then unless this Lease is terminated in accordance with Section 18.2 below, Landlord shall use reasonable efforts to restore the Building and/or the Premises as applicable in the manner set forth herein. In the event of a Casualty or Taking, Landlord shall repair the Building and the Premises so that the Building and the Premises are in substantially the same condition as following completion of Landlord's Work as set forth in
Section 4.1, or in the event of a partial Taking which affects the Building and the Premises, restore the remainder of the Building and the Premises not so Taken to substantially the same condition as is reasonably feasible. If Landlord and Tenant mutually agree that any element of the Tenant-Insured Improvements can more effectively be repaired as an integral part of Landlord's repair work to the Building or the Premises, such repair shall also be made by Landlord, but at Tenant's sole cost and expense; in all other events, Tenant shall be responsible for restoring Tenant-Insured Improvements, at Tenant's sole cost. Subject to rights of Mortgagees, Legal Requirements, zoning laws, and building codes then in existence and to delays for adjustment of insurance proceeds or Taking awards, as the case may be, and Events of Force Majeure, Landlord shall use diligent efforts to substantially complete such repair within one (1) year from the date of said Casualty or Taking. Landlord's obligation to repair shall be subject to rights of Mortgagees, Legal Requirements, zoning laws, and building codes then in existence and to delays for adjustment of insurance proceeds or Taking awards, as the case may be, and Events of Force Majeure. Tenant agrees to cooperate with Landlord in such manner as Landlord may reasonably

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request to assist Landlord in collecting insurance proceeds due in connection with any Casualty which affects the Premises or the Building. In no event shall Landlord be required to expend more than the Net (hereinafter defined) insurance proceeds Landlord receives (or would have received, had Landlord carried the insurance coverage required to be carried hereunder) for damage to the Premises and/or the Building or the Net Taking award attributable to the Premises and/or the Building. "NET" means the insurance proceeds or Taking award actually paid to Landlord (or which would actually have been paid to Landlord, had Landlord carried the insurance coverage required to be carried hereunder) less all costs and expenses, including adjusters and attorney's fees, of obtaining the same. Tenant also shall be required to pay to Landlord Tenant's Building Percentage Share of any deductible under any property insurance policy maintained by Landlord, provided such deductible amount is prudent and of a size commonly carried for Buildings comparable to the Building. Under no circumstances shall Landlord be required to repair any damage to, or make any repairs to or replacements of, Tenant's Property.

              (b) Tenant shall notify Landlord in writing promptly after becoming aware of any Casualty or Taking. Within sixty (60) days after it is made aware of a Casualty or Taking, Landlord shall advise Tenant of the following, in writing (the "LANDLORD CASUALTY/TAKING NOTICE"): (i) whether Landlord elects to terminate this Lease pursuant to Section 18.2, if permitted;
(ii) if Landlord elects or is obligated to restore pursuant to Section 18.1(a), the projected completion date of the restoration; and (iii) if the Net insurance proceeds or Net Taking award are insufficient to cover the entire restoration, the estimated amount by which such sums are insufficient.

       18.2   TERMINATION RIGHTS.

              (a) LANDLORD'S TERMINATION RIGHTS. Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant:

                     (i) if any portion of the Building or any material means of access thereto is taken;

                     (ii) if more than twenty-five percent (25%) of the Upper Level Space is damaged by Casualty; or

                     (iii) the estimated time to complete restoration exceeds one (1) year.

              (b) TENANT'S TERMINATION RIGHTS. Tenant may terminate this Lease upon thirty (30) days written notice to Landlord:

                     (i) if Landlord's Casualty/Taking Notice indicates that the estimated time to complete restoration exceeds one (1) year;

                     (ii) if Landlord fails to deliver Landlord's Casualty/Taking Notice within sixty (60) days after it is made aware of a Casualty or Taking, and fails again to deliver Landlord's Casualty/Taking Notice within thirty (30) days after notice from Tenant to Landlord stating that Landlord has failed to deliver Landlord's Casualty/Taking Notice and that the

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continued failure to deliver Landlord's Casualty/Taking Notice for thirty (30)
days shall give rise to a Tenant right to terminate pursuant to this Section 18.2(b); or

                     (iii) if Landlord fails to substantially complete restoration prior to the projected date for substantial completion set forth in Landlord's Casualty/Taking Notice, which projected date shall be extended on a day-for-day basis on account of the occurrence of Tenant Delays or, up to a maximum of ninety (90) days, Events of Force Majeure, and such failure to achieve substantial completion persists for a period equal to the shorter of (A) 90 days or (B) one-half of the original estimated restoration period (e.g., for 45 days, in the case of an estimated restoration period of 90 days); provided, however, that if substantial completion of the restoration occurs within thirty
(30) days after delivery of Tenant's termination notice, such termination notice shall be deemed void and of no force or effect and this Lease shall continue in full force and effect.

              (c) EITHER PARTY MAY TERMINATE. Each of Landlord and Tenant shall have the right, exercisable by notice to the other, to terminate this Lease in the event: (i) a Casualty or Taking affecting the Premises occurs during the last eighteen (18) months of the term hereof, and (A) such Casualty or Taking to the Premises results in more than ten (10%) of the floor area of the Premises being unsuitable for the Permitted Uses, or (B) the damage to the Premises costs more than $500,000 to repair, or (C) the damage will take more than one hundred twenty (120) days to restore, or (ii) the restoration cannot occur because of rights of Mortgagees, Legal Requirements, zoning laws or building codes then in existence, or the Landlord Casualty/Taking Notice indicates that Net insurance proceeds or the Net Taking award are insufficient to restore. The exercise of such termination right shall be made by notice delivered within thirty (30) days after Landlord's Casualty/Taking Notice and shall be effective on the date specified in such notice, which shall be no sooner than 60 nor later than 90 days after the date of delivery of such notice.

              (d) AUTOMATIC TERMINATION. In the case of a Taking of the entire Premises, then this Lease shall automatically terminate as of the date of possession by the Taking authority.

       18.3 ABATEMENT. If the Premises are untenantable in whole or in part as a result of Casualty or Taking, the Yearly Rent and payments of Building Operating Costs and Taxes payable hereunder during the period in which they are untenantable shall be reduced or abated on a proportionate basis to reflect the percentage of the Building that is untenantable, with Upper Level Space and Lower Level Space being treated separately (i.e. if 75% of the Lower Level Space and 10% of the Upper Level Space are untenantable, the rent abatement shall equal 75% of the rent attributable to the Lower Level Space and 10% of the rent attributable to the Upper Level Space.

       18.4   [INTENTIONALLY OMITTED].

       18.5 DISPOSITION OF AWARDS. Except for any separate award for Tenant's movable trade fixtures, relocation expenses, loss of business and Tenant-Insured Improvements, all Taking awards to Landlord or Tenant shall be Landlord's property without Tenant's participation.

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       18.6   TIME OF THE ESSENCE. All time periods set forth in this Section 18 shall be of the essence.

19.    DEFAULT

       19.1 EVENTS OF DEFAULT; REMEDIES. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder by Tenant:

              (a) The failure by Tenant to make any payment of Rent or any other payment required hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that no notice shall be required after the first such failure within any twelve-month period;

              (b)    [intentionally omitted];

              (c) If Tenant shall fail to maintain any insurance required hereunder;

              (d) If Tenant shall make a Transfer in violation of the provisions of Article 16 above, or if any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof;

              (e) The failure by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified above, and such failure continues for more than thirty
(30) days after notice thereof from Landlord; provided, further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than ninety (90) days from the date of such notice from Landlord;

              (f) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors;

              (g) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors,

              (h) an attachment on mesne process, on execution or otherwise, or other legal process shall issue against Tenant or its property and a sale of any of its assets shall be held thereunder;

              (i) the leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within thirty (30) days thereafter;

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              (j)    a receiver, sequesterer, trustee or similar officer shall
be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within thirty (30) days; or

              (k) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceedings dismissed within ninety (90) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding.

Upon an Event of Default, Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of Rent or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Expiration Date. Without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages therefor, Landlord may, forcibly if necessary, enter into and upon the Premises (or any part thereof in the name of the whole); repossess the same, as of its former estate; and expel Tenant and those claiming under Tenant. Wherever "Tenant " is used in this Section 19.1, it shall be deemed to include any guarantor of any of Tenant's obligations under this Lease. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meanings.

       19.2   DAMAGES - TERMINATION.

              (a) Upon the termination of this Lease under the provisions of this Article 19, Tenant shall pay to Landlord Rent up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord, either:

                     (i) the amount (discounted to present value at the rate of six percent (6%) per annum) by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under Section 19.2(a)(ii), below), (x) the aggregate of Rent projected over the period commencing with such termination and ending on the Expiration Date, exceeds (y) the aggregate projected rental value of the Premises for such period, plus all Reletting Costs (hereinafter defined); or

                     (ii) amounts equal to Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Expiration Date, PROVIDED, HOWEVER, if Landlord shall re-let the Premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Premises and the rental therefrom

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(collectively, "RELETTING COSTS"), it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and PROVIDED, FURTHER, that (x) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (y) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Section 19.2(a)(ii) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

              (b) In calculating the amount due under Section 19.2(a)(i), above, there shall be included, in addition to the Yearly Rent, Tenant's Building Percentage Share of Taxes and Building Operating Costs and all other considerations agreed to be paid or performed by Tenant, on the assumption that all such amounts and considerations would have increased at the rate of five percent (5%) per annum for the balance of the full term hereby granted.

              (c) Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder. Landlord agrees to use reasonable efforts to mitigate damages resulting from Tenant's default hereunder if and to the extent required by law to do so.

       19.3   SELF-HELP; FEES AND EXPENSES.

              (a) SELF-HELP. If Tenant shall default in the performance of any covenant on Tenant's part to be performed in this Lease contained, including without limitation the obligation to maintain the Building in the required condition pursuant to Section 14 above, Landlord may, upon reasonable advance notice, except that no notice shall be required in an emergency, immediately, or at any time thereafter, without notice, perform the same for the account of Tenant.

              (b) REIMBURSEMENT OF FEES AND EXPENSES. If either Tenant or Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of the other party to comply with any provision hereof, or if either is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of the other hereunder, and prevails, the prevailing party shall be entitled to reimbursement of the sum or sums so paid by it within thirty (30) days after demand therefor, plus interest at the Default Rate until paid in full.

       19.4 LANDLORD'S REMEDIES NOT EXCLUSIVE. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

       19.5 NO WAIVER. Landlord's failure to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

20.    SURRENDER; ABANDONED PROPERTY; HOLD-OVER

       20.1   SURRENDER.

              (a) Upon the expiration or other termination of the term hereof, Tenant shall (i) peaceably quit and surrender to Landlord the Premises and all Alterations thereto required by Landlord to be removed pursuant to the provisions of Article 12, broom clean, in good order, repair and condition excepting reasonable wear and tear and damage by fire or other Casualty or acts of Landlord Parties; (ii) remove any and all Hazardous Materials (but only to the extent Tenant bears liability or responsibility for such Hazardous Materials under Article 17), and all of Tenant's Property, (iii) deliver to Landlord a certification from an industrial hygienist reasonably acceptable to Landlord certifying that the Premises do not contain any Hazardous Materials (but only to the extent Tenant bears liability or responsibility for such Hazardous Materials under Article 17); and (iv) repair any damages to the Premises or the Building caused by the installation or removal of Alterations or Tenant's Property. Tenant's obligations under this Section 20.1(a) shall survive the expiration or earlier termination of this Lease.

              (b) No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. Unless otherwise agreed by the parties in writing, no employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises.

       20.2 ABANDONED PROPERTY. After the expiration or earlier termination hereof, if Tenant fails to remove any property from the Building or the Premises which Tenant is obligated by the terms of this Lease to remove, such property (the "ABANDONED PROPERTY") shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any item of

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Abandoned Property shall be sold, Tenant hereby agrees that Landlord may receive and retain the proceeds of such sale.

       20.3 HOLDOVER. If any of the Tenant Parties holds over after the end of the term hereof, Tenant shall be deemed to be a tenant-at-sufferance but otherwise subject to Tenant's obligations under this Lease; provided that whether or not Landlord has accepted Rent, (i) Tenant shall pay Yearly Rent at 150% of the greater of (a) the highest rate of Yearly Rent payable during the term or (b) the then fair market rental value of the Premises. In addition, with respect to any holdover which persists for 30 days or more, Tenant shall be liable for all actual damages, including without limitation consequential damages, incurred by Landlord as a result of such holding over. Nothing contained herein shall grant Tenant the right to holdover after the expiration or earlier termination of the term hereof.

21.    MORTGAGEE RIGHTS

       21.1 SUBORDINATION. Tenant's rights and interests under this Lease shall be (i) subject and subordinate to any future mortgages, deeds of trust, overleases, or similar instruments covering the Premises and to all advances, modifications, renewals, replacements, and extensions thereof (each of the foregoing, a "MORTGAGE"), or (ii) if any Mortgagee elects, prior to the lien of any present or future Mortgage. Tenant further shall attorn to and recognize any successor landlord, whether through foreclosure or otherwise, as if the successor landlord were the originally named landlord, provided such successor assumes all obligations under the Lease. Notwithstanding anything to the contrary in this Article 21 contained, as to any future Mortgage, the herein provided subordination and attornment shall be effective only if the Mortgagee agrees, by a written commercially reasonable instrument in recordable form ("NONDISTURBANCE AGREEMENT") that, as long as there is no Event of Default, this Lease will not be affected and Tenant's possession and rights hereunder will not be disturbed by any default in, termination, and/or foreclosure of, such Mortgage. In no event shall such Mortgagee (i) have any liability for any act, omission, negligence or default of any prior landlord; (ii) be bound by any rents paid more than one month in advance to any prior landlord, (iii) be subject to any offsets or defenses which Tenant might have against any prior landlord under the Lease; (iv) be bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by the Mortgagee; (v) be required to perform any of Landlord's Work (unless such Mortgagee expressly agrees to do so in writing, whether in a Nondisturbance Agreement or otherwise); or (vi) have any liability for indirect or consequential damages. Furthermore, as to any Event of Default by Tenant under the Lease existing at the time of foreclosure, such foreclosure shall not operate to waive or abate any action initiated by any prior landlord under the Lease to terminate the same on account of such Event of Default. In no event shall the Mortgagee have any personal liability as successor to Landlord, and Tenant shall look only to the estate and property of the Mortgagee in the Building and the parcel of land on which it is located for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Mortgagee as Landlord under the Lease, and no other property or assets of the Mortgagee shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease.

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       21.2   NOTICES. Provided Tenant has been given the name and address of such Mortgagees, Tenant shall give each Mortgagee a copy of any default notice given to Landlord concurrently with the notice to Landlord, and each Mortgagee shall have a reasonable opportunity thereafter to cure a Landlord default, and Mortgagee's curing of any of Landlord's default shall be treated as performance by Landlord.

       21.3 EXISTING MORTGAGE. Landlord represents to Tenant that the only mortgagee of the Property as of the date hereof is Principal Life Insurance Company.

22.    QUIET ENJOYMENT

       Landlord covenants that so long as Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall peaceably and quietly hold, occupy and enjoy the Premises during the Term hereof from and against the claims of all persons lawfully claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease, any matters of record or of which Tenant has knowledge and to any Mortgage to which this Lease is subject and subordinate, as hereinabove set forth.

23.    SECURITY DEPOSIT

       Upon its execution of this Lease, Tenant shall deposit with Landlord the amount of $800,000, in cash (the "CASH SECURITY DEPOSIT") or an irrevocable demand letter of credit (the "LETTER OF CREDIT"), to be held as security for Tenant's performance of its obligations under this Lease (such security, whether in the form of a Cash Security Deposit or Letter of Credit, to be referred to hereinafter as the "SECURITY DEPOSIT"). Landlord may, but shall not be required to, draw on the Security Deposit and apply the whole or any part of the proceeds thereof for any amounts due Landlord by reason of the occurrence of an Event of Default. Upon such application, Tenant shall, within ten (10) days after Landlord's request, restore the Security Deposit to its original amount by either delivering cash or a new Letter of Credit complying with the provisions hereof to Landlord. The Letter of Credit shall be in the form attached hereto as
EXHIBIT 9 or on such other form reasonably acceptable to Landlord, drawn on Fleet Bank, N.A., or other FDIC-insured banking institution reasonably acceptable to Landlord, and shall state that it is payable unconditionally to the Landlord or order on demand upon presentation of a sight draft under the Letter of Credit referencing this Lease and stating that there is an Event of Default thereunder. The Letter of Credit shall, throughout the Term, and for a period of thirty (30) days after the expiration of the Term, be in full force and in compliance with the terms of this Lease. In the event that the Letter of Credit shall have an expiration date before the date that is thirty (30) days after the expiration of the Term, Tenant shall deliver to Landlord a new Letter of Credit complying with the provisions hereof no later than thirty (30) days prior to the expiration of the Letter of Credit, and if Tenant shall so fail to deliver a new Letter of Credit, such failure shall constitute an Event of Default and Landlord shall have the right to draw on the Letter of Credit and hold the proceeds thereof as a Cash Security Deposit. Landlord shall have no obligation to pay interest on the Cash Security Deposit or any the cash proceeds of the Letter of Credit or segregate such amounts from Landlord's other funds. Tenant shall not mortgage, pledge, grant a security interest in, or otherwise encumber the Security Deposit. The Security Deposit or any

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balance remaining (after application of the same by Landlord to cure Tenant's defaults hereunder), shall be returned to Tenant within thirty (30) days after the end of the Term, provided that Tenant has re-delivered possession of the Premises to Landlord and fully performed all its obligations hereunder, including, without limitation, payment to Landlord of all amounts due hereunder. Notwithstanding anything herein to the contrary, provided there is no Event of Default as of the end of the Fifth Rent Year, the amount of the Security Deposit required hereunder shall be reduced as of such date to $400,000. Tenant shall accomplish said reduction by providing Landlord with a substitute Letter of Credit in the reduced amount complying with the terms hereof or an amendment to the existing Letter of Credit in form and substance reasonably acceptable to Landlord.

24.    TENANT'S OPTION TO EXTEND THE TERM OF THE LEASE

       24.1 Provided there is no Event of Default (a) at the time of Tenant's exercise of such option, and (b) at the commencement of the Extension Term (hereinafter defined), Tenant shall have the option to extend the term of this Lease for two (2) additional five (5) year term(s) (each of the two terms, an "EXTENSION TERM"), commencing as of the expiration of the initial term of this Lease or the prior Extension Term, as the case may be. Tenant may exercise such option to extend by giving Landlord written notice on or before the date twelve
(12) months prior to the expiration date of the then-current term of this Lease, TIME BEING OF THE ESSENCE. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Yearly Rent shall be calculated in accordance with Section
24.2 below, Landlord shall have no obligation to construct or renovate the Premises and Tenant shall have one (1) fewer option to further extend the term hereof. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease. Notwithstanding the fact that Tenant's exercise of the herein option to extend the term hereof shall be self-executing, the parties shall promptly execute a lease amendment reflecting such Extension Term after Tenant exercises such option. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Article 24.

       24.2 (a) The Yearly Rent during each Extension Term (the "EXTENSION TERM YEARLY RENT") shall be an amount equal to 95% of the fair market rental value of the Premises then demised to Tenant as of the commencement of each Extension Term as determined in accordance with the process described below, for renewals of space in the Lexington area of equivalent quality, size, utility, build out and location, with the length of the Extension Term, but excluding the value of the alterations and improvements to the Premises paid for by Tenant. Within thirty (30) days after receipt of Tenant's notice to extend the term hereof, Landlord shall deliver to Tenant written notice of its determination of the Extension Term Yearly Rent. Tenant shall, within thirty (30) days after receipt of such notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Extension Term Yearly Rent ("TENANT'S RESPONSE NOTICE"). If Tenant fails timely to deliver Tenant's Response Notice, Tenant shall be deemed to have rejected Landlord's determination of the Extension Term Yearly Rent.

              (b) If Tenant rejects or is deemed to have rejected Landlord's determination of the Extension Term Yearly Rent, then the Extension Term Yearly Rent shall be determined in accordance with the procedure set forth in this Section 24.2(b). In such event, within five (5) business days after Tenant's rejection or deemed rejection of Landlord's determination of the Extension Term Yearly Rent, Tenant and Landlord shall each notify the other, in writing, of their respective selections of a broker (respectively, "LANDLORD'S BROKER" and "TENANT'S BROKER"). Landlord's Broker and Tenant's Broker shall then jointly select a third broker (the "THIRD BROKER"). All of the brokers selected shall be individuals with at least ten
(10) years' commercial brokerage experience for office, research and laboratory buildings in the area in which the Premises are located, and, in the case of the Third Broker, shall not have acted in any capacity for either Landlord or Tenant within five (5) years of his or her selection. If Tenant fails within such five-business day period to notify Landlord of its selection of a qualified broker, and fails again to do so within five business days after a second notice from Landlord, then Landlord's determination of Extension Term Yearly Rent shall be the Extension Term Yearly Rent and there shall be no arbitration procedure. The three brokers shall determine the fair market rental value in accordance with the requirements and criteria set forth in Section 24.1(a) above. Landlord's Broker, Tenant's Broker and the Third Broker shall deliver their determinations of the fair market rental value to Tenant and Landlord within fifteen (15) days of their the appointment of the Third Broker. The determination of the fair market rental value calculated by averaging the two
(2) determinations of the fair market rental value closest to one another shall be the fair market rental value and 95% of such average shall be the Extension Term Yearly Rent for the applicable Extension Term. Each party shall bear the cost of its own broker and shall share equally in the cost of the Third Broker.

25.    SIGNAGE

       25.1 Landlord shall supply a sign on the building standard monument at the entrance to the Property, at Landlord's sole cost and expense.

       25.2 Provided Tenant occupies at least 70% of the Building, Tenant shall have the right to erect and maintain one sign on the exterior of the Building (the "EXTERIOR SIGNAGE"), provided (i) the Exterior Signage complies with all Legal Requirements and Tenant shall have obtained all required permits prior to erecting the Exterior Signage, (ii) the location of the Exterior Signage shall be subject to Landlord's prior written approval, which Landlord may withhold in its sole discretion, (iii) the materials, design and lighting of the Exterior Signage, and any requested changes thereto, shall be subject to Landlord's prior written approval, which Landlord may withhold in its sole discretion, and (iv) Tenant shall at all times maintain the Exterior Signage in good order, condition and repair and shall remove the Exterior Signage at the expiration or earlier termination of the term hereof or upon Landlord's written demand after the failure of Tenant to comply with the provisions of this Section 25.2, and shall repair any damage to the Building caused by the Exterior Signage or the installation or removal thereof. Landlord agrees to cooperate reasonably, at no cost to Landlord, to assist Tenant in obtaining the permits necessary for Exterior Signage, once approved by Landlord.

26.    BILLS AND NOTICES

       Any notice, consent, request, bill, demand or statement hereunder (each, a "NOTICE") by either party to the other party shall be in writing and, shall be deemed to have been duly given when either delivered or served personally with receipt of delivery or delivered via nationally recognized overnight courier with receipt of delivery addressed to Landlord at its address as stated in the Lease Data, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Paul Jakubowski, Esq., and to Tenant at the Premises (or at Tenant's address as stated in the Lease Data, if mailed prior to Tenant's occupancy of the Premises), with a copy to Gadsby & Hannah LLP, 225 Franklin Street, Boston, MA 02110, Attention: Cynthia Keliher, Esq. Either party may at any time change the address or specify an additional address for such Notices by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States. Notices shall be effective upon the date of receipt or refusal thereof.

27.    MISCELLANEOUS

       27.1 SEPARABILITY. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of this Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

       27.2 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

       27.3 BROKER. Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this Lease other than Broker. Tenant and Landlord each agrees to defend, indemnify and save the other harmless from and against any Claims arising in breach of the representation and warranty set forth in the immediately preceding sentence, provided that Landlord shall be solely responsible for the payment of any brokerage commissions to Broker.

       27.4 ENTIRE AGREEMENT. This Lease and EXHIBITS 1-14 attached hereto contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that Tenant in no way relied upon any other statements or representations, written or oral. This Lease may not be modified orally or in any manner other than by written agreement signed by the parties hereto.

       27.5 GOVERNING LAW. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

       27.6 REPRESENTATION OF AUTHORITY. By his or her execution hereof, each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he or she is duly authorized to execute this Lease on behalf of such party. Upon request of either party, the other shall deliver, evidence that any requisite resolution, corporate authority and any other necessary consents have been duly adopted and obtained.

       27.7 EXPENSES INCURRED BY LANDLORD UPON TENANT REQUESTS. Each party shall, upon demand, reimburse the other for all reasonable expenses, including, without limitation, legal fees, incurred by the demanding party in connection with all requests by such party for consents, approvals or execution of collateral documentation related to this Lease, including, without limitation, costs incurred by Landlord in the review and approval of Tenant's plans and specifications in connection with proposed Alterations to be made by Tenant to the Premises or requests by Tenant for Landlord's consent to make a Transfer. Such costs, if payable by Tenant, shall be deemed to be additional rent under this Lease.

       27.8 SURVIVAL. Without limiting any other obligation which may survive the expiration or prior termination of the term of this Lease, all obligations of each party to indemnify, defend, or hold the other party harmless, as set forth in this Lease shall survive the expiration or prior termination of the term of this Lease.

       27.9 LIMITATION OF LIABILITY. Tenant shall neither assert nor seek to enforce any claim against Landlord or any of the Landlord Parties, or the assets of Landlord or any of the Landlord Indemnitees, for breach of this Lease or otherwise, other than against Landlord's interest in the Building and Building Lot and in the uncollected rents, issues and profits thereof, and the proceeds of any insurance, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease. This Section 27.9 shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord. Landlord and Tenant specifically agree that in no event shall Landlord or any of the Landlord Indemnitees ever be personally liable for any obligation under this Lease. In no event shall either Tenant or Landlord or any of the Tenant Indemnitees or Landlord Indemnitees ever be liable for consequential or incidental damages or for lost profits. If by reason of Landlord's failure to complete construction of the Building or Premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be as set forth in Article 4 hereof.

       27.10 BINDING EFFECT. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant.

       27.11 SEIZING OF TITLE. Upon any sale, transfer or other disposition of the Building, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord, including covenants and obligations relating to construction warranties and disbursement of any remaining balance of Landlord's Contribution. Landlord agrees that it shall not sell, transfer or dispose of the Building prior to completion of the Landlord's Work.

       27.12 CONFIDENTIAL INFORMATION. Landlord hereby agrees that any and all knowledge, information, data, materials, trade secrets, and other work product of a confidential nature gained, obtained, derived, produced, generated or otherwise acquired by Landlord with respect to Tenant's business (collectively "Confidential Information"), if any, shall be kept confidential. Landlord shall use diligent efforts to ensure that no Confidential Information is revealed, divulged, communicated, related, or described to any person or entity without the written consent of Landlord, except as may be required by applicable law.

                         [SIGNATURES ON FOLLOWING PAGE]

       IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in the Lease Data as of the Execution Date.


LANDLORD:

PM ATLANTIC LEXINGTON, LLC


By: /s/ Joseph L. Zink
    ----------------------------------
    Joseph L. Zink
    Duly Authorized Representative


TENANT:

NITROMED, INC.


By: /s/ Michael D. Loberg, Ph.D.
    ----------------------------------
    Michael D. Loberg, Ph.D.
    CEO and President

                                    EXHIBIT 1

                         [LEGAL DESCRIPTION OF PROPERTY]


                                EXHIBIT 1, PAGE 1

       That certain parcel of land (of unregistered and registered titles) with the buildings thereon known in part as Nos. 125, 131 and 141 Spring Street in Lexington, Middlesex County, Massachusetts, shown as Lot "A" of 95.6 acres, more or less, on a compiled plan entitled "Plan of Land in Lexington, Mass. Prepared for Raytheon Company" dated March 11, 1987, by Dana F. Perkins and Assoc., Inc., recorded with Middlesex South District Deeds as Plan No. 384 of 1987 at the End of book 17963, the parcel being bounded and described (inclusive of the registered land) as follows:

       BEGINNING at a point on the northeast line of the 1961 layout of Route 2 and on the westerly line of Spring Street, as relocated by a 1964 layout, thence RUNNING

       NORTHWESTERLY          by Route 2 by a curve to the right of 4850 feet of
                              radius, 237.16 feet; thence

       N 44DEG.14'10" E       by the 1960 layout of Route 2, 20.30 fee; thence

       N 54DEG. 14'16" W      by the 1960 layout of Route 2, 1211.86 feet to the
                              northbound access ramp down to Route 128; thence

       N 09DEG.39'07" W       by the ramp, 525 feet; thence

       N 27DEG.16'30" W       by the ramp, 277 feet; thence

       N 42DEG.24'53" W       by the ramp, 240.03 feet; thence

       N 51DEG.28'33" W       by the ramp, 685 feet; thence

       N 09DEG.12'32" W       by the 1960 layout of Route 128, 693.18 feet;
                              thence

       NORTHERLY              by Route 128 by a curve to the right of 4850 feet
                              of radius, 604.88 feet to Weston Street; thence

       NORTHEASTERLY          by Weston Street by a stone wall, about 380 feet
                              (the bound of "N 50 DEG.21'39" E 62.82" being mistakenly shown since it lies WITHIN the 1960 layout per Sheet 10 of 10 of the layout plan recorded with said Deeds as Plan 988 of 1960 in Book 9622, Page 258); thence

       EASTERLY and           by Shade Street by a stone wall, about 1080 feet;
       SOUTHEASTERLY          thence

       S 54 DEG.10'30" W      by land of Fofo and Plato A. Spilios, about 430
                              feet (this bound shown as 420.20 feet on a plan recorded with said Deeds as Plan 108 of 1959 in Book 9314, Page 75); thence

       S 33 DEG.26'58" W      by the Spilios land, 140.08 feet; thence

       S 35 DEG.33'02" E      by the Spilios land, 491.77 feet; thence

       N 58 DEG.24'08" E      by the Spilios land, 25.99 feet; thence

       S 31 DEG.35'52" E      by lands of Mazza, Buivio and McSweeney, 376.04
                              feet; thence

       S 52 DEG.42'52" E      by the McSweeney land and land of Gaposchkin,
                              252.17 feet; thence

       S 49 DEG.48'30" W      by land of William V. and Ulla C. Malkus, 51.22
                              feet; thence

       S 52 DEG.42'52" E      by the Malkus land, 137.26 feet; thence

       S 37 DEG.17'08" W      by the Malkus land, 24 feet; thence

       S 52 DEG.42'52" E      by the Malkus land, 54 feet; thence

       N 37 DEG.17'08" E      by the Malkus land, 74 feet; thence

       S 52 DEG.42'52" E      by the Malkus land and lands of Shepp (at a
                              point), Black, Kava, Cox, Rollins et al and Ward,
                              499.87 feet; thence

       N 52 DEG.04'00" E      by a stone wall by land of Ericson, 81.46 feet;
                              thence

       N 50 DEG.58'10" E      by a stone wall by land of Ericson, 97.44 feet;
                              thence

       N 51 DEG.20' 10" E     by a stone wall by land of Ericson, 27.37 feet;
                              thence

       S 52 DEG.42'52" E      by lands of Johnson, Neidorf, Fleishmann and
                              Lambie, 620 feet; thence

       S 09 DEG.33'02" E      by land of Diianni, 240.64 feet; thence

       N 88 DEG.26'58" E      by the Diianni land, 262.50 feet; thence

       N 07 DEG.13'20" E      by the Diianni land, 285.84 feet to the
                              southwesterly line of Shade Street, these last four bounds being shown on a plan dated December
                              8, 1961 and recorded with said Deeds as Plan 1837 of 1961 in Book 9953, Page 340; thence

       S 38 DEG.47'54" E      by Shade Street, 124.11 feet; thence

       S 37 DEG.28'04" E      by Shade Street, 93.70 feet; thence

       SOUTHERLY              by Shade and Spring Streets by a curve to the
                              right of 73.22 feet of radius, 83.75 feet; thence

       S 28 DEG.03'56" W      by Spring Street, 62.30 feet; thence

       SOUTHWESTERLY          by Spring Street by a curve to the right of 889.74
                              feet of radius, 357.74 feet; thence

       S 51 DEG.06'10" W      by Spring Street, 139.07 feet to the northeasterly
                              end of the 1964 location; thence

       N 38 DEG.53'26" W      by Spring Street's 1964 location, 19.99 feet;
                              thence

       S 51 DEG.06'34" W      by Spring Street's 1964 location, 412.44 feet;
                              thence

       S 31 DEG.11'19" W      by Spring Street's 1964 location, 158.28 feet;
                              thence

       SOUTHWESTERLY          by Spring Street's 1964 location by a curve to the
       and SOUTHERLY          left of 1035 feet of radius, 287.24 feet; and
                              thence

       S 15 DEG.17'15" W      by Spring Street's 1964 location, 139.68 feet to
                              the point of beginning.

       For title to the unregistered portion of the premises, see deed of Charles H. Resnick and Herbert Deitcher, as Trustees of Lexington Electronic Realty Trust, to Raytheon Company dated as of January 1, 1991 and recorded on December 18, 1991 with said Deeds, Book 21615, Page 379.

                               REGISTERED PARCELS

       Included within the above described premises are the following parcels of REGISTERED LAND.

       Those certain parcels of land in Lexington, Middlesex County, Massachusetts covered by Certificate of Title No. 191836 in South Registry District of Middlesex County Registration Book 1089, Page 86, described as follows:

                            LOT X(1) -- PLAN 6962-19

       EASTERLY by Lots 229, 230, 231 and 232, as shown on plan hereinafter mentioned, 260.67 feet;

       SOUTHERLY              by Lot Y on said plan, 254.28 feet;

       WESTERLY by land now or formerly of Swenson Bro's, 336.44 feet;

       NORTHWESTERLY          by land now or formerly of Charles Hayden; 187.71
                              feet; and

       EASTERLY               157.36 feet; and

       NORTHERLY              25.99 feet by Lot X(2) on said plan.

       Said parcel is shown as Lot X(1) on Plan No. 6962-19 with Certificate No. 97314, Book 616, Page 164.

                               LOT 1 -- PLAN 6998B

       NORTHEASTERLY          by Shade Street by two lines measuring together
                              217.81 feet;

       EASTERLY by a curving line forming the junction of said Shade Street and Spring Street, 83.75 feet;

       SOUTHEASTERLY          by said Spring Street and by two lines measuring
                              together 78.54 feet; and

       WESTERLY by land now or formerly of Iver Swenson et al, Trustees, by two lines measuring together 337.73 feet.

       Said parcel is shown as Lot 1 on Plan 6998B with Certificate No. 88371, Book 572, Page 21.

                        LOTS Z(1) AND Z(2) -- PLAN 6962D

       NORTHEASTERLY          by Lots 242, 243, 244, 245, 246, 247, 248, 249,
                              250 and 251, as shown on plan hereinafter mentioned, 500 feet;

       SOUTHEASTERLY          207 feet;

       NORTHEASTERLY          8.68 feet; and

       SOUTHEASTERLY          649.70 feet by land now or formerly of Harry S.
                              Kelsey;

       SOUTHWESTERLY          by land now or formerly of Swenson Bro's, 252.15
                              feet; and

       NORTHWESTERLY          by Lot Z on said plan, 748 feet.

       Said parcel is shown as Lots Z(1) and Z(2) on Plan No. 6962D with Certificate No. 19693, Book 132, Page 349.

                               LOT Y -- PLAN 6962D

       NORTHERLY              by Lot X, as shown on said plan hereinafter
                              mentioned 254.35 feet;

       EASTERLY and           by Lots 232, 233, 234, 235, 236, 237 and 238 on
       NORTHEASTERLY          said plan by two lines measuring together 367.32
                              feet;

       SOUTHEASTERLY          by Lot Z on said plan, 416 feet; and

       WESTERLY by land now or formerly of Swenson Bro's, 423 feet.

       Said parcel is shown as Lot Y on Plan No. 6962D with Certificate No. 19693, Book 132, Page 349.

                             LOT 443 -- PLAN 6962-36

       NORTHEASTERLY          by Lot Z(3), as shown on plan hereinafter
                              mentioned 137.26 feet;

       SOUTHEASTERLY          24 feet; and

       NORTHEASTERLY          54 feet by Lot 444 on said plan;

       SOUTHEASTERLY          by Lot Z(1) on said plan, 673.69 feet;

       WESTERLY by land now or formerly of Swenson Bro's, 360.09 feet; and

       NORTHWESTERLY          by said Swenson Bro's land and by Lot Y on said
                              plan, 511.29 feet.

       Said parcel is shown as Lot 443 on Plan No. 6962-36 with Certificate No. 164635, Book 953, Page 85.

                                    EXHIBIT 2

                 PLANS FOR LEASEHOLD WORK AND BASE BUILDING WORK

                                125 Spring Street
                            Lexington, Massachusetts

                                  Drawing List

                                January 26, 2004

Drawings prepared by Shepley Bulfinch Richardson & Abbott of Boston, MA

                                                                              Permit Set
No.      Title                                                                Date
---      -----                                                                ----------
A000     Architectural Symbols, Abbreviations, General Notes
                 and Code Analysis                                            12/31/03
AD101    First Floor Demolition                                               12/31/03
AD102    Second Floor Demolition                                              12/31/03
A100     Basement Floor Plan                                                  12/31/03
A101     First Floor Plan                                                     12/31/03
A102     Second Floor Plan                                                    12/31/03
A901     Partition Types & Head Details                                       12/31/03

Drawings prepared by Cameron Fire Protection of East Douglas, MA

FP-1     First Floor Fire Protection Plan                                     12/31/03
FP-2     Second Floor Fire Protection Plan                                    12/31/03

Drawings prepared by North Shore Mechanical Contractors of Topsfield, MA

P000     Plumbing Schedule, Legend and Specifications                         12/31/03
P001     Basement Plumbing Plans                                              12/31/03
P101     First Floor Water Distribution Plan                                  12/31/03
P102     First Floor Waste and Vent Plumbing Plan                             12/31/03
P103     First Floor Process and Gas Piping Plan                              12/31/03
P201     Second Floor Plumbing Plan                                           12/31/03
P202     Second Floor Process and Gas Piping Plan                             12/31/03
P301     Plumbing Part Plans and Risers                                       12/31/03
P401     Plumbing Plans                                                       12/31/03

Drawings prepared by Environmental Systems of Attleboro, MA

M1       Basement HVAC Plan                                                   01/01/04
M2.1     First Floor HVAC Plan                                                01/01/04
M2.2     First Floor Piping HVAC Plan                                         01/01/04
M3.1     Second Floor HVAC Plan                                               01/01/04
M3.2     Second Floor HVAC Plan                                               01/01/04
M4       HVAC Roof Plan                                                       01/01/04
M5       HVAC Details                                                         01/01/04
M6.1     HVAC Schedules                                                       01/01/04
M6.2     HVAC Schedules                                                       01/01/04

                                EXHIBIT 2, PAGE 1

NitroMed Drawing List
Continued

                                                                       Permit Set
No.      Title                                                         Date
---      -----                                                         ----------
Drawings prepared by Interstate Electrical Services of North Billerica, MA

E1.1     Legend, Notes and Details                                     12/31/03
E1.2     Risers and One-Line Diagrams                                  12/31/03
E1.3     Fire Alarm Riser Diagram                                      12/31/03
E1.4     Schedules                                                     12/31/03
E1.5     Schedules                                                     12/31/03
E1.6     Mechanical Schedules                                          12/31/03
E2.1     Lighting First Floor Plan                                     12/31/03
E2.2     Lighting Second Floor Plan                                    12/31/03
E3.0     Power Basement Plan                                           12/31/03
E3.1     Power First Floor Plan                                        12/31/03
E3.2     Power Second Floor Plan                                       12/31/03
E4.1     Fire Alarm First Floor Plan                                   12/31/03
E4.2     Fire Alarm Second Floor Plan                                  12/31/03

                                EXHIBIT 2, PAGE 2

                                    EXHIBIT 3

                          BASE BUILDING SPECIFICATIONS

                                125 Spring Street

                        MEP/FP BASE BUILDING DESCRIPTION

HVAC SYSTEM:

The HVAC system shall be comprised of a central chilled water system, condenser water system, hot water heating system and mechanical room located air-handling units.

Air handlers shall be capable of delivering up to 1.5 CFM per SF outdoor air to the space. The units will be complete with double wall construction, variable frequency drives, filter section with 85% filters, chilled water coil, hot water coil and vibration isolation. The supply air shall be distributed via supply duct main risers. The supply duct risers shall be stubbed out 3' from the shaft on each floor for future tenant fit-up. Variable frequency drives on the supply fans are provided to vary the supply to the space as part of the Variable Air Volume system (s) serving the office / support areas.

Chilled water shall be provided from centrifugal water-cooled chillers located in the penthouse. The system shall consist of chillers, cooling towers, (cooling towers part of a central plant remote from building), plate-and-frame heat exchanger, piping and controls. The secondary pumps shall be provided with variable frequency drives to maximize energy efficiency.

Hot water shall be provided by gas-fired hot water boilers and associated primary and secondary piping systems.

Common areas, such as lobbies, toilets, equipment rooms, etc. shall be fully fit-up including heating, air conditioning (where applicable), ventilation and exhaust (toilet core) as part of base building.

PLUMBING SYSTEM:

The plumbing system shall consist of water service and gas service into the building, storm drainage system, toilet cores and janitor's closets as well as locations for PH neutralization systems.

Domestic water shall be distributed to toilet cores and mechanical penthouse as required. Centralized risers shall also be provided for use as part of tenant fit up. Domestic water shall provide sufficient water pressure to all tenant areas.

                                EXHIBIT 3, PAGE 1

The gas service into the building shall be sized to meet the base building requirements as well as sized for future tenant loads.

ELECTRICAL SYSTEM:

Electric service to the building shall be provided via a single primary electric service feed to the building primary switchgear. The building electric service shall provide 480 volt, 1600 amp, 3 phase power to the building. The overall electric service size for the building shall be 25 watts per square foot.

FIRE PROTECTION SYSTEM:

Fire protection system shall consist of service into the building, fire department connection and distribution throughout the building. The distribution shall consist of the primary loop on each floor with upturned hands as required in tenant areas and complete distribution in common areas.

The fire alarm system shall be an expandable addressable system with fire command center. Common areas shall be complete with detection and annunciation devices as required.

The fire protection and fire alarm shall be in compliance with state and local requirements.

                                EXHIBIT 3, PAGE 2

        MEP ALLOCATION OF RESPONSIBILITY BETWEEN LANDLORD AND TENANT WORK

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
HVAC               A central chilled water plant         X
                   including centrifugal
                   chillers, cooling towers,
                   plate and frame heat
                   exchanger, primary / secondary
                   pumping systems and
                   distribution risers for tenant
                   cooling.

                   Cooling tower/condenser water         X
                   system sized for chilled water
                   plant and an additional 15%
                   for tenant supplemental
                   cooling.

                   Rooftop air handling units            X
                   providing a total of
                   approximately 1.5 cfm per
                   square foot with 100% outside
                   air.

                   Supplemental cooling as                               X
                   required by Tenant.

                   Hot water system via either           X
                   central utility steam or
                   gas-fired boilers, with pumps
                   and distribution risers, for
                   tenant area heating.

                   Vertical supply ductwork              X
                   extending 3' beyond vertical
                   shaft or base building core.

                                EXHIBIT 3, PAGE 3

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
                   Ductwork, VAV boxes, and              X
                   controls for HVAC in lobby
                   spaces and core areas,
                   including toilet exhaust
                   system.

                   All ducts within tenant space.                        X

                   Fan powered terminal boxes                            X
                   (perimeter) and VAV boxes
                   (interior) within tenant
                   space.

                   Diffusers within tenant space.                        X

                   Central computerized energy           X
                   management system.

                   Temperature controls within                           X
                   tenant space, and links to
                   base building system.

                   Tenant metering or                                    X
                   submetering.

                   Reserved locations for shafts         X
                   associated with tenant exhaust
                   ventilation systems.

                   Construction of drywall                               X
                   enclosure of exhaust shafts to
                   the extent located within
                   Tenant premises.

                                EXHIBIT 3, PAGE 4

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
                   All components of tenant                              X
                   exhaust systems, including
                   fume hoods, ductwork, exhaust
                   fans, controls and sound
                   attenuation.

                   Specialized tenant systems and                        X
                   equipment including
                   supplemental or spot cooling,
                   steam boilers, air and vacuum
                   systems and all related HVAC
                   equipment.

GAS                Gas service to building sized         X
                   for base building equipment,
                   and tenant usage.

                   Tenant metering and service,                          X
                   as required.

                   Gas piping to tenant                                  X
                   equipment.

PLUMBING           Building service, with                X
                   back-flow prevention.

                   Core and restroom plumbing and        X
                   fixtures to meet code
                   requirements.

                   Centralized riser to supply           X
                   tenant laboratory
                   requirements.

                   Tenant metering, submetering,                         X
                   and backflow prevention at
                   laboratory connections.

                                EXHIBIT 3, PAGE 5

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
                   Space for waste and vent              X
                   risers for tie-ins from
                   domestic (potable) use or
                   pre-treated uses.

                   Installation of Tenant's                              X
                   non-potable systems.

                   Distribution of domestic cold                         X
                   water from base building
                   risers.

                   Production and distribution of                        X
                   hot water for tenant use.

                   Production and distribution of        X
                   hot water in building
                   restrooms.

                   Laboratory waste lines from           X
                   the acid neutralization room
                   to exterior location.

                   Acid waste neutralization                             X
                   equipment and laboratory waste
                   lines.

                   Manifolds, piping, and other                          X
                   requirements for laboratory
                   gases, compressed air, vacuum
                   systems, steam and humidified
                   air.

                   Storm water system.                   X

                   Sanitary water waste system.          X

                                EXHIBIT 3, PAGE 6

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
ELECTRICAL         Single primary electric               X
                   service power feed to building
                   primary switchgear.

                   Building electrical service to        X
                   provide 480 Volt, 1600 amp, 3
                   phase, 4 wire secondary main
                   switchboards in main
                   electrical room. Overall
                   electric service size shall be
                   25 watts per square foot.

                   Feeder bus from utility               X
                   company transformers to main
                   switchboards.

                   Service from switchboard to                           X
                   point-of-use including
                   metering/check metering.

                   Tenant fit-up of panels,                              X
                   transformer, receptacles &
                   lighting in tenant area.

                   Light fixtures in tenant area                         X
                   to be building-standard lay-in
                   parabolic fluorescent troffer
                   with electronic ballast and
                   energy saving lamps.

                   Lighting and receptacles              X
                   serving core areas.

                   Emergency egress' and exit                            X
                   lighting in tenant area.

                                EXHIBIT 3, PAGE 7

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
                   Optional stand-by back-up                             X
                   electrical generator, transfer
                   switch, fuel piping, tanks,
                   controls and associated
                   modifications if required.

FIRE               Sprinkler service entrance            X
PROTECTION         including fire department
PROTECTION         connection, alarm valve flow
                   protection, fire pump and
                   standpipe in each stair.
                   Fire Department hose valves.          X

                   Core and stair area sprinkler         X
                   heads and piping.

                   Flow control valve station in         X
                   stair at each floor.

                   Primary loop on each floor.           X

                   All runouts, drops, heads and                         X
                   related equipment within
                   tenant premises.

                   Typical distribution as               X
                   required by code in vacant
                   spaces as necessary to secure
                   building occupancy permit.

                   Special extinguishing systems.                        X

                                EXHIBIT 3, PAGE 8

ELEMENT            DESCRIPTION                        LANDLORD        TENANT
-------            -----------                        --------        ------
FIRE ALARM         Base building addressable fire        X
                   alarm system with fire command
                   center.

                   Detection and annunciation            X
                   devices in core areas and
                   stair entries.

                   Detection, annunciation and                           X
                   all wiring in tenant areas and
                   as required to tie into base
                   building system.

TELEPHONE          Telephone riser closet and
                   cable sleeves through floors.

                   Telephone and data wiring,                            X
                   conduits and outlets for
                   Tenant areas.

                   Audio-visual connections and                          X
                   systems for Tenant areas.

                                EXHIBIT 3, PAGE 9

                                    EXHIBIT 4

                           PLANS FOR COSMETIC UPGRADES

                             [AVAILABLE UPON REQUEST]

                                EXHIBIT 4, PAGE 1

                                    EXHIBIT 5

                          DESCRIPTION OF LEASEHOLD WORK


                                EXHIBIT 5, PAGE 1

                                                                       Exhibit 5

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
DEMOLITION AND SITEWORK

 SAWCUT, REMOVE CONC., E&B & REPLACE SLAB FOR UNDERSLAB PIPE            460 LF
 CUT IN MECHANICAL ROOF OPENINGS                                          1 LS
 EXCAVATE AND STONE BASE FOR PADS & GENERATOR PAD                         1 LS
 DEMOLITION & SITEWORK FOR AMENITIES                                      1 LS
 PAVING FOR DUMPSTER BESIDE LOADING DOCK                                  1 ALW

REINFORCED CONCRETE

 CONCRETE EQUIPMENT PADS                                                  2 EA
 CORING FOR UTILITIES                                                     1 LS
 GENERATOR PAD                                                          250 SF
 CUT IN 2ND FLOOR OPENINGS                                                1 LS
 ELECTRICAL FLOOR BOX CUTS & REPAIR                                       2 EA
 CONCRETEWORK FOR AMENITIES                                               1 LS
 MISC SLAB CUTTING & PATCH @ VIVARIUM HOLDING RMS & TOILETS               1 LS

STRUCTURAL METALS & MISC. IRON

 OPENINGS FOR SMALL MECHANICAL PENETRATIONS                               8 EA
 SUPPLY & INSTALL MISCELLANEOUS STEEL                                     2 TON
 RIGGING                                                                  2 DY
 STRUCTURAL & MISC STEEL FOR AMENITIES                                    1 LS
 STAINLESS STEEL AUTOCLAVE ENCLOSURE TRIM

CARPENTRY/MILLWORK

 RECEPTIONIST AREA COUNTER                                                1 ALW
 STORAGE ROOM SHELVING
 COPY/PRINTER COUNTER & CABINETS                                         12 LF
 LAB COAT POLES & SHELF                                                   8 EA
 CONF RM CREDENZA'S W/BASE CABS (MAPLE EXT MELAMINE INT)                 40 LF
 MAILROOM P-LAM TOP W/P-LAM/MELAMINE BASE CABINETS                       24 LF
 P-LAM ABOVE COUNTER MAILROOM SLOTS                                      12 LF
 2 TIER ADJUSTABLE SHELVING (OFFICE AREA)                               350 LF
 COFFEE AREA P-LAM COUNTER W/P-LAM CABINETSLES BELOW                     16 LF
 KITCHEN CABINETS W/COUNTER ON EXPANDED SIDE OF KITCHEN                   8 LF
 BREAKROOM 30" COUNTER W/CABS  BELOW & SHELF ABOVE                        8 LF
 BREAKROOM 24" P-LAM COUNTER W/SHELF ABOVE                               16 LF
 SERVERY COUNTERS                                                        27 LF
 COAT AREA SHELF AND POLES                                                1 LS
 BLOCKING FOR CASEWORK, COUNTERS, SHELVES & MILLWORK                      1 LS
 GENERAL MILLWORK INSTALLATIONS LISTED ABOVE                              1 LS
 CUBICLE COUNTERS & SHELVING
 CARPENTRY AND BLOCKING FOR AMENITIES                                     1 LS
 MISCELLANEOUS CARPENTRY MATERIALS AND LABOR                              1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
THERMAL & MOISTURE PROTECTION

 PITCH POCKETS                                                            1 LS
 FLASH DUCT AND VENT PENETRATIONS                                         1 LS
 PLUMBING AND VENT FLASHING                                               1 LS
 FLASHING ALL NEW OPENINGS                                                1 LS
 ROOF BLOCKING @ OPENINGS                                                 1 LS
 ROOFING, FLASHING & CAULKING FOR AMENITIES                               1 LS
 INTERIOR SEALANTS & CAULKING                                             1 LS

DOORS, FRAMES & HARDWARE

DOOR, FRAME, & HARDWARE ASSEMBLIES
 3'-0" x 7'-0" SEAMLESS METAL DOORS                                      34 EA
 PAIR 1'-0" & 3'-0" x 7'-0" SEAMLESS METAL DOORS                          1 PR
 4'-0" x 7'-0" SEAMLESS METAL DOORS                                       2 EA
 PAIR 1'-0" & 3'-0" x 7'-0" WOOD DOORS                                    9 PR
 3'-0" x 7'-0" STAIN GRADE 7 PLY ROTARY CUT DOORS                        87 EA
 PR 3'-0" x 7'-0" STAIN GRADE 7 PLY ROTARY CUT DOORS                      4 PR
 PR 4'-0" x 7'-0" STAIN GRADE 7 PLY ROTARY CUT DOORS                      1 PR
 4'-0" WOOD BIFOLD CLOSET DOORS                                           1 EA
 DOUBLE DOOR MACHINING                                                   16 PR
 DOOR CLOSERS                                                            45 EA
 SINGLE DOOR HARDWARE (CYLINDRICAL LOCKSETS)                            124 EA
 DOUBLE DOOR HARDWARE                                                    16 EA
 PRESSED METAL DOOR WELDED FRAMES (DOUBLE)                               10 EA
 PRESSED METAL DOOR WELDED FRAMES (SINGLE)                               35 EA
 PRESSED METAL DOOR FRAMES (DOUBLE)                                       6 EA
 PRESSED METAL DOOR FRAMES (SINGLE)                                      89 EA
 BORROWED LITES                                                          49 EA
 SINGLE DOOR & HARDWARE INSTALLATION                                    124 EA
 DOUBLE DOOR & HARDWARE INSTALLATION                                     16 EA
 ACCESS DOORS                                                             8 EA
 SPECIALTY DOOR HARDWARE @ ANIMAL AREA                                    1 LS
 DOORS, FRAMES & HARDWARE FOR AMENITIES                                   1 LS
 TEMPORARY DOORS                                                          4 EA

GLASS AND GLAZING

 BORROWED LITES                                                          49 EA
 PR 3'-0" x 7'-0" ALUM & GLASS INTERIOR DOORS                             2 PR
 BUTT GLAZING AT @ 43 EA OFFICES (5'x7")                               1505 SF
 MISC GLAZING AT 2ND FLOOR CONFERENCE ROOMS                             300 SF
 ALUM & GLASS SYSTEMS & DOORS & GLASS RAILS FOR AMENITIES                 1 LS
 REMOVE AND REPLACE 2ND FLOOR WINDOW FOR MATERIAL ACCESS                  1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
GYPSUM WALLBOARD & METAL STUD

 SET DOOR FRAMES                                                        131 EA
 WALL BLOCKING                                                            1 LS
 NEW FULL HEIGHT DRYWALL PARTITIONS                                   19440 SF
 NEW 10' HIGH METAL STUD & DRYWALL PARTITIONS                         21460 SF
 6" METAL STUD & WALLBOARD RETURN AIR WALLS @ HOLDING RMS              4100 SF
 PREMIUM FOR ADDED LAYER OF BOARD FOR STC 45 WALL AT A.F.               950 SF
 PREMIUM FOR HARDBOARD @ ANIMAL ROOMS                                  2970 SF
 CUT IN NEW DOOR OPENINGS                                                 4 EA
 FILL IN EXISTING DOOR OPENINGS                                           3 EA
 GYP WALL BD W/INSUL & FURRING                                            1 LS
 GYP BD CEILING @ ANIMAL ROOMS & SPECIALTY ROOMS                       2327 SF
 MANLIFT                                                                  1 LS
 MODIFY VIVARIUM TOILET WALLS                                             1 LS
 SOUND SEAL WALL PENETRATIONS @ ANIMAL AREA                               1 LS
 GYP BOARD SYSTEMS FOR AMENITIES                                          1 LS
 DOOR BLOCKING                                                            1 LS

SUSPENDED CEILINGS

 2 x 2 ARMSTRONG TEGULAR SYSTEM @ FEATURE AREAS                       4,708 SF
 CREDIT NOT TO REPLACE CEILING IN EXEC LARGE CONFERENCE ROOM           -668 SF
 2 x 4 VINYL FACED GYP BD TILE W/SUSPENDED SYSTEM - GASKETED          3,424 SF
 2 x 4 VINYL FACED GYP BD W/WSTANDARD SUSPENSION SYSTEM              10,694 SF
 REPLACE VAVRIUM TOILET CEILINGS                                        485 SF
 ACOUSTICAL CEILINGS FOR AMENITIES                                        1 LS
 2 x 4 SECOND LOOK TILE W/SUSPENSION SYSTEM                          20,450 SF

FLOORING & TILE

 CARPET NO.1 & 2 (CARPET ALLOW 21.00/SY MAT 6.00/SY INSTALL)          2,500 SY
 ADD CARPET TYPE 2 @ 1ST & 2ND FLOOR OFFICE CORRIDORS                   477 SY
 CARPET NO.3 SPECIAL (CARPET ALLOW 26.00/SY MAT 6.00/SY INSTALL)        230 SY
 LOBBY FLOORING (THIN SET 12" x 12" SLATE)                              680 SF
 SHEET VINYL FLOORING W/FLASHED BASE                                      0 SF
 VINYL COMPOSITION TILE                                              14,211 SF
 DEDUCT VCT @ 1ST & 2ND FLOOR CORRIDORS                              -3,810 SF
 VINYL BASE                                                           6,200 LF
 TREAD COVERING @ ARCHITECTURAL STAIRWAY                                  1 LS
 EPOXY FLOOR W/FLASHED BASE                                           4,683 SF
 CERAMIC FLOOR TILE                                                   1,266 SF
 CERAMIC WALL TILE                                                    4,284 SF
 OTHER CERAMIC TILE FOR AMENITIES                                         1 LS
 FLOOR PREP                                                               1 LS

PAINTING

 PAINT INTERIOR LATEX PARTITIONS                                     81,500 SF
 PAINT DOORS & FRAMES                                                   152 EA
 PAINT GWB CEILINGS W/WATERBASED EPOXY                                1,475 SF
 PAINT WALL W/WATERBASED EPOXY                                         4500 SF
 PAINTING FOR AMENITIES                                                   1 LS
 PAINT MISCELLANEOUS                                                      1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
SPECIALTIES AND FURNISHINGS

 CORNER GUARDS                                                           38 EA
 VINYL PROTECTIVE RAILS (ALLOW 320 LF)                                  340 LF
 FIRE EXTINGUISHERS AND CABINETS                                         12 EA
 FIRE EXTINGUISHERS                                                      12 EA
 VIVARIUM TOILET ACCESSORIES                                              2 EA
 VIVARIUM TOILET PARTITIONS                                               4 EA
 VIVARIUM ADA TOILET PARTITIONS                                           2 EA
 24" x 24" PASS THROUGH                                                   1 EA
 RETRACTABLE ACOUSTICAL PARTITION
 OFFICE CUBICLES W/COUNTERS & SHELVING
 WHITE BOARDS
 DOUBLE LOCKERS                                                          10 EA
 COAT HOOKS                                                              60 EA
 ELECTRIC PROJECTION SCREEN                                               2 EA
 REFRIGERATOR
 UNDERCOUNTER REFRIGERATOR
 MICROWAVE
 DISHWASHER
 LEVELOR OR EQUAL BLINDS & ROOM DARKENING @ 2 LABS                        1 ALW
 INTERIOR BLINDS @ CONF ROOMS                                             1 LS
 SHELVING ENVIRONMENTAL AND STORAGE ROOMS
 INTERIOR SIGNAGE                                                         1 ALW
 SPECIALTIES FOR AMENITIES                                                1 LS
 INSTALL SPECIALTIES                                                      1 LS

EQUIPMENT

 DUAL ACID WASTE EJECTOR                                                  1 EA
 CLEAN AIR COMPRESSOR                                                     1 EA
 VACUUM PUMP                                                              1 EA
 CO2 MANIFOLD                                                             1 EA
 ACID NEUTRALIZATION SKID                                                 1 EA
 TEMPERED HOT WATER SKID                                                  1 EA
 AUTOCLAVE (W/INTERGARAL STEAM COIL & WASTE TEMPERING)
 CAGEWASH
 TOTAL EQUIPMENT INCLUDING INSTALLATION AND PIPING                        1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
LABORATORY CASEWORK & FUME HOODS

 P-LAM/PHENOLIC RESIN REAGENT SHELVING (2 SHELVES HIGH)                 182 LF
 24" PHENOLIC RESING BENCHTOPS 1" THICK                                  24 LF
 30" PHENOLIC RESING BENCHTOPS 1" THICK                                 343 LF
 36" PHENOLIC RESING BENCHTOPS 1" THICK                                  97 LF
 60" PHENOLIC RESING BENCHTOPS 1" THICK                                 189 LF
 72" PHENOLIC RESING BENCHTOPS 1" THICK                                 129 LF
 INSTALL BENCHTOPS                                                        1 LS
 P-LAM/PHENOLIC RESIN UTILITY CHASES                                     18 EA
 EPOXY RESIN SINKS                                                       22 EA
 DRYING RACKS                                                            22 EA
 P-LAM ADJUSTABLE WALL SHELVING (2 SHELVES HIGH - CONTINUOUS)           290 LF
 BASE CABINETS AND DRAWERS                                              596 LF
 WALL CABINETS                                                           83 LF
 KNEE SPACE SUPPORT AND BENCH SUPPORTS                                   70 LF
 INSTALL CASEWORK AND WALL SHELVING                                       1 LS
 4' CHEM FUME HOOD W/LIGHT & 1EA DUPL OUTLET                              9 EA
 6" CHEM FUME HOODS W/LIGHT & 2EA DUPL OUTLETS                            3 EA
 8" CHEM FUME HOODS W/CA, LIGHT & 2EA DUPL OUTLETS                       20 EA
 INSTALL CHEMICAL FUME HOODS                                             32 EA
3RD CHEMISTRY LAB
 P-LAM/PHENOLIC RESIN REAGENT SHELVING (2 SHELVES HIGH)                  44 LF
 30" PHENOLIC RESIN BENCHTOPS 1" THICK                                   74 LF
 60" PHENOLIC RESIN BENCHTOPS 1" THICK                                   44 LF
 INSTALL BENCHTOPS                                                        1 LS
 P-LAM/PHENOLIC RESIN UTILITY CHASES                                      5 EA
 EPOXY RESIN SINKS                                                        5 EA
 DRYING RACKS                                                             5 EA
 P-LAM ADJUSTABLE WALL SHELVING (2 SHELVES HIGH - CONTINUOUS)            44 LF
 BASE CABINETS AND DRAWERS                                              138 LF
 KNEE SPACE SUPPORT AND BENCH SUPPORTS                                   24 LF
 INSTALL CASEWORK AND WALL SHELVING                                       1 LS
 6' CHEM FUME HOODS W/LIGHT & 2 EA DUPL OUTLETS                           2 EA
 8' CHEM FUME HOODS W/CA, LIGHT & 2EA DUPL OUTLETS                        8 EA
 INSTALL CHEMICAL FUME HOODS                                             10 EA

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
PLUMBING

 WATER CLOSETS                                                            2 EA
 ADA WATER CLOSETS                                                        2 EA
 URINALS                                                                  2 EA
 LAVATORIES                                                               4 EA
 ADA SHOWERS                                                              2 EA
 JANITORS SINK                                                            1 EA
 WATER COOLER                                                             1 EA
 DOMESTIC HOT WATER HEATER                                                1 EA
 HOSE BIBBS                                                               2 EA
 DOMESTIC BFP                                                             2 EA
 HVAC BFP                                                                 2 EA
 NPW BFP                                                                  2 EA
 IRRIGATION BFP                                                           1 EA
 KITCHEN / COFFEE /SERVERY SINKS                                          3 EA
 MOP BASIN                                                                1 EA
 LAB SINK CHEMISTRY (FIXTURES ONLY)                                      10 EA
 LAB SINK TISSUE CULTURE (TRIM ONLY)                                      2 EA
 LAB SINK BL2 (TRIM ONLY)                                                 2 EA
 LAB SINK RADIATION (TRIM ONLY)                                           1 EA
 LAB SINK PROCEDURE (TRIM ONLY)                                           3 EA
 LAB SINK ANALYTICAL (TRIM ONLY)                                          4 EA
 MILLI-Q CONNECTS (UNIT BY OTHERS)                                       12 EA
 TURRETS (CDA) - 1 EA, (VAC) - 16 EA
 ELIMINATE LAB GAS LOOP & ALL 12 TURRETTS                                 1 LS
 CAGEWASH SINK                                                            1 EA
 GLASSWASH SINK                                                           1 EA
 SURGERY SINK                                                             1 EA
 ICE MACHINE CONNECT                                                      2 EA
 VENDING CONNECT                                                          2 EA
 AUTOCLAVE CONNECTS (ASUMED W/INTERGRAL STEAM COIL)                       1 EA
 GLASSWASH CONNECTS                                                       1 EA
 EMERGENCY SHOWER                                                        11 EA
 RECESSED EMERGENCY EYEWASH                                               5 EA
 EYE WASH DECK MOUNTED                                                    6 EA
 EMERGENCY SHOWER / EYEWASH COMBINATION                                   2 EA
 NP HOT WATER HEATER                                                      2 EA
 DOMESTIC HOT WATER                                                       3 EA
 HOOD CONNECTS                                                           24 EA
 BSC CONNECTS (VAC)                                                       6 EA
 INCUBATOR CONNECTS                                                       8 EA
 ACID FLOOR DRAIN                                                         3 EA
 ACID FLOOR SINK                                                          2 EA
 DOMESTIC HOT WATER HEATER                                                1 EA
 NMR CONNECT                                                              1 EA
 NATURAL GAS PIPING
 CORING / SLEEVING
 SANITARY PIPING (L & M) & INSULATION
 DOMESTIC WATER PIPING (L & M)
 PERMIT / INSPECTIONS / TAGS / MARKERS / HANGERS
 NORMAL WORKING HOURS LABOR
 TOILET AREA RENOVATION WORK @ VIVARIUM
 ONE YEAR WARRANTY
 TOTAL PLUMBING BUDGET                                                    1 LS
 ADD SINKS TO ANIMAL FACILITY                                             1 LS
 AMENITY TOILET PLUMBING                                                  1 LS
 COMPLETE PLUMBING WORK @ 3RD CHEMISTRY LAB                               1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
FIRE PROTECTION

 RECESSED HEADS
 CONCEALED HEADS
 ENGINEERING DESIGN
 HYDRAULIC CALCULATIONS
 FIRE PROTECTION FOR AMENITIES                                            1 LS
 SPRINKLER BUDGET                                                         1 LS

HVAC

 10 AIR CHANGES at LAB AREAS
 EXHAUST FOR 32 CFH'S
 SUPPLY VAV TERMINAL BOXES W/HOT WATER COILS
 CONSTANT VOLUME TERMINAL BOXES
 AVERAGE ANIMAL AREA AIR CHANGE - 15 AIR CHANGES
 OFFICE AREA TO MAINTAIN A POSITIVE PRESSURE TO LABS & VIVARIUM
 HVAC SETUP AS OFFICE AT 3RD CHEMISTRY LAB
 EXHAUST DUCT DISTRIBUTION FROM CFH'S
 GLYCOL COIL HEAT RECOVERY SYSTEM
 COMPLETE SUPPLY & EXHAUST DUCTWORK DISTRIBUTION SYSTEM
 EXTENSION AND ADDITION TO BASE BLD'G DDC SYSTEM
 PIPE AND DUCT INSULATION
 ONE YEAR SYSTEM WARRANTY
 FIVE YEAR COMPRESSOR WARRANTY
 1.5 CFM PER SF FURNISHED W/BASE BUILDING BY OTHERS
 GAS HUMIDIFIER                                                           1 LS
 FLUE (HUMIDIFIER)                                                        1 LS
 RGD'S                                                                    1 LS
 HEPA MODULES (4 EA)                                                      1 LS
 EXHAUST FANS (4)                                                         1 LS
 VAV'S (52)                                                               1 LS
 CW / HW PIPING                                                           1 LS
 DUCTWORK FAB                                                             1 LS
 DUCTWORK ROUGH                                                           1 LS
 DUCTWORK FINISH                                                          1 LS
 GLYCOL / CHEMICALS                                                       1 LS
 VFD'S                                                                    1 LS
 PIPE & DUCT INSULATION                                                   1 LS
 CONTROLS                                                                 1 LS
 START & TEST                                                             1 LS
 BALANCING                                                                1 LS
 COMPLETE HVAC WORK @ 3RD LAB                                             1 LS
 HVAC FOR AMENITIES                                                       1 LS
 CREDIT DUCTWORK @ LARGE CONFERENCE ROOM                                  1 LS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
ELECTRICAL

 PANELS & TRANSFORMERS
 GENERATOR AND AUTOMATIC TRANSFER SWITCH
 DISTRIBUTION
 HVAC POWER WIRING
 FIRE ALARM
 EXIT / EMERGENCY LIGHTING
 LIGHTING / SWITCHING
 POWER WIRING OUTLETS
 POWER TO CHEMICAL FUME HOODS                                            32 EA
 POWER TO ROOF EXHAUST FANS
 EQUIPMENT WIRING PER EQUIPMENT LIST DATED 10/22/03
 PARABOLIC LIGHT FIXTURES AT OFFICES / CONF AREAS
 TRIPLE GASKETED LIGHT FIXTURES @ ANIMAL ROOMS
 PRISMATIC LIGHT FIXTURES AT LABS AND SUPPORT AREAS
 FIRE ALARM DEVICES
 POWER WIRING AND DEVICES
 MECH WIRING, DISCONNECTS & INSTALLATION OF MOTOR STARTERS
 TEMPORARY POWER & LIGHTING
 DAILY CLEANUP TO A SITE DUMPSTER
 INTERLOCKS AT AIRLOCKS
 PRODUCT SUBMITTALS, OWNER'S MANUALS AND AS-BUILTS
 VOICE AND DATE OUTLET BOXES W/CONDUIT AND PULL STRING
 INTERNAL EMERGENCY BATTERY BACK-UP BALLASTS IN LIGHTS
 POWER TO NEW MECHNICAL EQUIPMENT
 TOTAL TENANT IMPROVEMENT ELECTRICAL BUDGET                               1 LS
 VOICE AND DATA OUTLETS (2 PER OFF, LAB & CUBICLE)                      312 EA
 HOLD OPENS AND CLASS 1 DIV 2 WIRING AT 141 & 142                         1 LS
 CARD ACCESS                                                              1 ALW
 SECURITY / ALARM MONITORING                                              1 ALW
 COMPLETE 3RD CHEMISTRY LAB ELECTRICAL                                    1 LS
 ELECTRICAL FOR AMENITIES                                                 1 LS
 CREDIT LIGHT & POWER AT EXISTING LARGE EXEC CONFERENCE RM                1 LS

SUPERVISION

 FIELD SUPERINTENDENT                                                    22 WKS
 PROJECT MANAGER (2.5 DAYS PER WEEK)                                     22 WKS
 PLANNER / ESTIMATOR                                                    4.0 WKS
 PROJECT SECRETARY, 1/4 TIME                                             22 WKS
 PROJECT ACCOUNTANT, 1/5 TIME                                            22 WKS
 PROJECT DIRECTOR                                                         4 WKS
 SUPERVISION FOR AMENITIES                                                1 LS
 CREDIT FOR CONCURRENT SUPERVISION                                        4 WKS

NITROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------
GENERAL CONDITIONS

 JOBSITE TELEPHONE / FAX                                                  5 MO
 CONSTRUCT TEMPORARY OFFICE                                               1 LS
 SET UP FIELD OFFICE                                                      1 LS
 COURIER / OVERNITE POSTAGE                                               5 MO
 FIELD OFFICE FURNITURE                                                   1 LS
 FIELD OFFICE SUPPLIES & COPIER RENTAL                                    5 MO
 FIELD OFFICE COMPUTER / PRINTER
 MISC. TOOLS & SUPPLIES                                                   5 MO
 PROJECT SIGN                                                             1 LS
 TEMP DRINKING WATER                                                      5 MO
 JOBSITE CLEANUP LABOR                                                   22 WK
 JOBSITE DUMPSTER                                                        22 LDS
 FINAL CLEANING                                                           1 LS
 TEMP. TOILETS (6 EA)                                                     5 MO
 REPRODUCTION OF CONTRACT DOCUMENTS                                       1 LS
 PHOTOS                                                                   1 LS
 SAFETY & BARRICADES                                                      1 LS
 GENERAL CONDITIONS FOR AMENITIES                                         1 LS
 TEMP ELECTRIC                                                            5 MO

ENGINEERING

 PART 1 ARCHITECTURAL / ENGINEERING AGREEMENT                             1 LS
 PART 2 ARCHITECTURAL AGREEMENT                                           1 LS
 ARCHITECTURAL DESIGN FOR AMENITIES                                       1 LS
 SHEPLY BULFINCH RICHARDSON & ABBOTT DESIGN CREDIT                        1 LS
 NITROMED DIRECT PAYMENT                                                  1 LS
 STRUCTURAL ENGINEERING                                                   1 LS
 FIRE PROTECTION ENGINEERING                                              1 LS
 ELECTRICAL / MECHANICAL ENGINEERING
WINTER CONDITIONS

INSURANCE AND PERMITS

 GENERAL LIABILITY INSURANCE                                              1 LS
 TOWN OF LEXINGTON GENERAL BUILDING PERMIT ($12/1000)                     1 LS

OVERHEAD AND PROFIT                                                       1 LS

TOTAL COST

CONTINGENCY                                                               1 LS

TOTAL BUDGET COST

NIROMED INC. - TENANT IMPROVEMENTS
125 SPRING STREET, LEXINGTON, MASSACHUSETTS
BUDGET ESTIMATE

                       DIVISION / DESCRIPTION                      QTY
----------------------------------------------------------------   -------------

ALTERNATIVES & CLARIFICATIONS
1.CARD ACCESS, SECURITY, TEL/DATA, ALARM MONITORING, DUMSTER AREA, RECEPTIONIARE
  ALLOWANCES, FINAL SCOPE TO BE DETERMINED.

                                    EXHIBIT 6

                              RULES AND REGULATIONS

       In the event that any of the Rules and Regulations, as the same may be amended from time to time, are inconsistent with the terms of the Lease, Tenant shall observe the terms of the Lease. Rules and Regulations clearly intended to apply to multi-tenant buildings at the Property shall apply only to multi-tenant buildings, and not to single-tenant buildings.

       When required by the Rules and Regulations, Landlord's consent and/or approval shall not be unreasonably withheld, conditioned or delayed.

       1. The common entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or be used by them for any purposes other than ingress or egress to and from the Premises.

       2. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or this Lease of which these Rules and Regulations are a part. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense at the time Tenant is installing safes, freight, furniture or bulky matter.

       3. Tenant or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, lease or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. Except in connection with the Permitted Uses, no animals or birds shall be brought or kept in or about the Building, other than seeing eye dogs.

       4. Tenant or the employees, agents, servants, visitors or licensees of Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that interferes with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere or with the operation of roads or highways in the vicinity of the Building.

       5. Tenant shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises without the prior written approval of Landlord.

       6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to this Lease) and Tenant shall not permit or suffer anyone to: (a) cook in the premises (other than in microwave

                                EXHIBIT 6, PAGE 1
              ovens or toaster ovens); (b) at any time sell, purchase or give away or permit the sale, purchase, or gift of food in any form, except that food vendors shall be permitted to deliver prepared food ordered by invitees of Tenant and to collect money for such deliveries.

       7. Tenant shall not: (a) use the Premises for lodging or for any immoral or illegal purposes; (b) use the Premises to engage in the manufacture or sale of spirituous, fermented, intoxicating or alcoholic beverages on the Premises; (c) use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

       8. Upon the termination of its tenancy, Tenant must return to Landlord all keys, access cards or other implements necessary for access to the Premises, whether furnished to or otherwise procured by Tenant. Tenant shall provide Landlord with the keys, access cards or other necessary implements necessary to access all portions of the Premises (it being understood that any such access by Landlord shall be subject to the terms of the Lease).

       9. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

       10. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

       11. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning.

       12. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

       13. Tenant shall comply with all security measures from time to time established by Landlord for the Property.

       14. All wiring installed in the Premises by Tenant or Tenant's agents shall be done in compliance with the rules and regulations of the State Building Code Commission.

       15. Tenant shall become familiar with the proper use and handling of all fire extinguishers provided by Landlord in the Premises and Tenant shall be

                                EXHIBIT 6, PAGE 2
              responsible for the periodic inspection and maintenance of said extinguishers in accordance with the manufacturer's instructions.

       16. Tenant shall participate in Landlord's semi-annual fire drills for the Building and shall appoint a fire marshal representing the Tenant and one additional fire marshal for each group of 50 employees.

       17. Smoking is strictly prohibited by law in all areas of the Building including, without limitation, tenant premises, lobbies, elevators, rest rooms, vacant tenant spaces, entranceways, vestibules, and stairwells.). Tenant shall inform its employees of this law and shall be responsible for any violation of this law by its employees.

       18. In the event Landlord has deposited a check from Tenant, and said check is returned to Landlord by Landlord's bank, then Landlord shall charge Tenant as additional rent a $35 processing fee (the "PROCESSING FEE") for the returned check. In addition, until Landlord is able to redeposit Tenant's check, Landlord shall charge interest on the uncollectible funds in accordance with the provisions of Section 6.2 of this Lease. In the event the fee charged to Landlord for the returned check increases, then the Processing Fee shall be increased accordingly.

       19. Parking is strictly prohibited in all handicapped spaces (unless vehicle has the appropriate handicapped sticker or license plate), fire lanes, tow zones, and other "no parking" areas (the "RESTRICTED AREAS"). Violators of this rule will have their vehicles towed without notice at their own expense. Tenant shall be responsible for notifying its employees of this rule and shall be responsible for any violation of this rule by its employees, including, but not limited to, reimbursing Landlord for all costs incurred in towing Tenant's employees' vehicles from the restricted areas.

       20. Tenant must notify Landlord at least twenty-four (24) hours in advance of any move-in and/or move-out, and at least forty-eight
              (48) hours of any major move in (including Tenant's initial move into the Premises) and/or move-out of the Premises.

       21. In the event Landlord permits Tenant to hire its own contractors to perform any tenant construction work, Tenant shall make its contractors aware of these Rules and Regulations and shall be responsible for any violation of these Rules and Regulations by Tenant's contractors.

                                EXHIBIT 6, PAGE 3

                                    EXHIBIT 7

                       HAZARDOUS WASTE MANAGEMENT PROGRAM

                             [AVAILABLE UPON REQUEST]

                                EXHIBIT 7, PAGE 1

                                    EXHIBIT 8

                              ENVIRONMENTAL REPORTS

1.     GZA letter to Mr. Steven Rice, PM Atlantic Burlington LLC, dated 6/11/02
       - Review of Environmental Site Assessment Report (5 pages).

2. URS Letter to Michael Donohue of Raytheon dated 6/11/02 regarding asbestos management services (1 page).

3. Dames & Moore letter to Mr. Brian Balukons, Raytheon Company, dated 10/1/96 - DC Health Building Phase II Asbestos Abatement Project (2 pages).

4. Dames & Moore letter to Mr. Brian Balukons, Raytheon Company, dated 8/14/96 - DC Health Building Phase II Asbestos Abatement Project (2 pages).

5. Dames & Moore letter to Mr. Brian Balukons, Raytheon Company, dated 5/17/96 - DC Health Building Phase II Asbestos Abatement Project (2 pages).

6. Executive Summary of Balsam Environmental Consultants, Inc. report dated 7/26/93 (regarding asbestos abatement) - Note: Executive Summary only is on file, entire report has not been received/reviewed.

7. Arcadis Phase I Environmental Site Assessment report, prepared by Raytheon Company, dated May 2002 (Approximately 60 pages plus Appendices).

                                EXHIBIT 8, PAGE 1

                                    EXHIBIT 9

                            FORM OF LETTER OF CREDIT


                                EXHIBIT 9, PAGE 1

                       DRAFT FOR DISCUSSION PURPOSES ONLY


FLEET NATIONAL BANK
C/O FLEET PENNSYLVANIA SERVICES, INC.
1 FLEET WAY
SCRANTON, PA 18507-1999
                                        DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER____________


BENEFICIARY:                               APPLICANT:


AMOUNT: USD
EXPIRY DATE:
EXPIRE PLACE: OUR COUNTERS

GENTLEMEN:

WE HEREBY ISSUE THIS IRREVOCABLE LETTER OF CREDIT NO._______________________IN YOUR FAVOR, FOR THE ACCOUNT OF APPLICANT, FOR UP TO AN AGGREGATE AMOUNT OF USD ____________AVAILABLE BY YOUR DRAFT(S) DRAWN ON US AT SIGHT, ACCOMPANIED BY THE
FOLLOWING:

1.BENEFICIARY'S WRITTEN, DATED STATEMENT ON BENEFICIARY LETTERHEAD SIGNED BY A PURPORTED OFFICER READING:

QUOTE
NAME OF APPLICANT) HAS NOT COMPLIED WITH THE TERMS AND CONDITIONS OF THE LEASE AGREEMENT DATED ____________BETWEEN (NAME OF APPLICANT) AND (NAME OF BENEFICIARY).
UNQUOTE

2.THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

DATA CONTENT OF ANY REQUIRED DOCUMENTS PRESENTED UNDER THIS LETTER OF CREDIT MUST BE CONSISTENT WITH THE DATA CONTENT OF ANY OTHER REQUIRED DOCUMENT(S) PRESENTED UNDER THIS LETTER OF CREDIT.

PARTIAL DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT OR ANY FUTURE EXPIRATION DATE UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SHALL NOTIFY THE BENEFICIARY IN WRITING, VIA REGISTERED MAIL, AT THE ABOVE LISTED ADDRESS OF OUR INTENTION NOT TO RENEW THIS LETTER OF CREDIT.

ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU YOU MAY DRAW HEREUNDER, UP TO THE FULL AMOUNT THEN AVAILABLE, BY PRESENTATION OF YOUR SIGHT DRAFT DRAWN ON US ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT, AND ALL AMENDMENTS THERETO, AND YOUR STATEMENT, ON YOUR LETTERHEAD

                       DRAFT FOR DISCUSSION PURPOSES ONLY
                                  LEASERKP.DOC

                       DRAFT FOR DISCUSSION PURPOSES ONLY
PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE, STATING THAT YOU ARE IN RECEIPT OF FLEET NATIONAL BANK'S NOTICE OF NONRENEWAL UNDER LETTER OF CREDIT NO. _______________AND APPLICANT HAS FAILED TO EXTEND SAID LETTER OF CREDIT OR PROVIDE A REPLACEMENT LETTER OF CREDIT IN A FORM ACCEPTABLE TO YOU.

DRAFT(S) MUST STATE: "DRAWN UNDER FLEET NATIONAL BANK STANDBY L/C
NO. ______________ DATED__________________________."

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART. ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKERS STAMP AND SIGNATURE AUTHENTICATION AND SUBJECT TO YOUR PAYMENT OF OUR CUSTOMARY TRANSFER CHARGES OF 1/4 OF 1% MINIMUM $ 200.00.

DRAFTS AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICE ADDRESSED: FLEET NATIONAL BANK, C/O FLEET PENNSYLVANIA SERVICES INC., 1 FLEET WAY, SCRANTON, PA 18507-1999, ATTN: TRADE SERVICES DEPT. - STANDBY UNIT.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

FORM AND CONTENTS ACCEPTED BY:


(SIGNATURE -MUST BE THE SAME AS THAT ON LETTER OF CREDIT APPLICATION) AUTHORIZED SIGNATURE FOR


-----------------------------------
APPLICANT


                       DRAFT FOR DISCUSSION PURPOSES ONLY
                                  LEASERKP.DOC

                                   EXHIBIT 10

                           EXCERPTS FROM ZONING BY-LAW


                               EXHIBIT 10, PAGE 1

Section 4. Permitted Uses And Development Standards                           37

4.2 TABLE 1 PERMITTED USES AND DEVELOPMENT STANDARDS

              PART A RESIDENTIAL, INSTITUTIONAL, AGRICULTURAL USES

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
*For uses permitted in RD districts, see
subparagraph 4.1.1 and 8.3.3

1.    RESIDENTIAL USES

1.1   PERMITTED RESIDENTIAL USES
      (Must also comply with operating and
      development standards)

1.11  One-family dwelling                            Y      Y      Y      SP     Y      N      N      N      N      N

1.12  Two-family dwelling, semi-attached             N      Y      Y      SP*    Y      N      N      N      N      N
      dwelling

1.13  Conversion of one-family dwelling              SP     Y      Y      N      Y      N      N      N      N      N
      to two-family dwelling (see sub
      section 5.3 elsewhere in this
      By-Law)

1.14  Conversion of one-family dwelling              SP     SP     Y      SP*    SP     N      N      N      N      N
      to congregate living facility (see
      subsection 5.4 elsewhere in this
      By-Law)

1.15  Dwelling unit in commercial or                 Y      Y      Y      SP*    Y      Y      Y      Y      Y      Y
      institutional building for
      security, maintenance or
      administrative employee

1.16  (Reserved)

1.17  Temporary dwelling, which may                  Y      Y      Y      Y      N      N      N      N      N       N
      include a mobile home to replace a
      permanent dwelling which has been
      damaged or destroyed by fire,
      natural catastrophe, or by
      demolition or substantial
      reconstruction. (See subsection
      3.1.5)

1.18  Residential developments with three            SPS    SPS    N**          N      N      N      N      N      N
      or more dwelling units.  All                                 *      SPS
      residential developments with three
      or more dwelling units require a
      special permit with site plan
      review (SPS). See Section 9.

      TYPES OF DWELLINGS AND RESIDENTIAL
      FACILITIES The types of dwellings
      and residential facilities
      permitted vary according to the
      type of district and the type
      (three alternatives) of residential
      developments with three or more
      dwelling units. Listed below, for
      information purposes, is a general
      summary.  Subsection 9.2.2 controls
      which types of dwellings are
      permitted.

      1.181 One-family detached                      Y      Y      N**    SP*    N      N      N      N      N      N
                                                                   *

      1.182 One-family attached,                     SP     Y      N**    SP*    N      N      N      N      N      N
      two-family                                                   *

38                           Section 4. Permitted Uses And Development Standards

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      1.183 Townhouse                                SP     SP     N**    SP*    N      N      N      N      N      N
                                                                   *

      1.184 Three-family, four-family,               N      N      N**    SP*    N      N      N      N      N      N
      multi-family                                                 *

      1.185 Rooming house, group quarters            N**    N**    N**    SP*    N      N      N      N      N      N
                                                                   *

      1.186 Group care facility, congregate living   N      N      N**    SP*    N      N      N      N      N      N
      facility, long term care facility, assisted                  *
      living residence, independent living
      residence

      1.187 Conversion of a municipal building to    SPS    SPS    N**    SP*    N      N      N      N      N      N
      residential use (see * subsection 9.8)

      * subject to a preliminary site development
      and use plan (see subsections 4.1.1 and
      8.3.3)

      ** Y, if accessory to a religious or
      educational use

      *** Development of new multi-family
      dwellings is not permitted in the RM
      district; these uses are permitted in RM districts in existence in January, 1985.

1.2 ACCESSORY USES FOR RESIDENTIAL USES (See also line 5, accessory uses permitted in all residential, institutional, agricultural uses)

1.21  Rooming units, without kitchen facilities,     Y      Y      Y      SP     N      N      N      N      N      N
      for not more than three persons in an
      existing dwelling, provided the building
      contains a dwelling unit occupied by a
      family

1.22  Accessory apartment in one-family dwelling     Y      Y      Y      SP     Y      N      N      N      N      N
      (See subsection 5.2 elsewhere in this
      By-Law)

1.23  Bed and Breakfast Home (see Section 5.5)       Y      N      N      N      N      N      N      N      N      N

1.24  Home occupation in which there is no           Y      Y      Y      SP     Y      N      N      N      N      N
      exterior evidence of the occupation, no
      employee who is not also a resident in the
      dwelling, and not more than one customer or
      client visits the dwelling at one time.

1.25  Home occupation, or office of a physician,     SP     SP     SP     SP     Y      N      N      N      N      N
      dentist or other professional person,
      residing in the dwelling, provided there is
      no exterior evidence of the occupation and
      each employee is also a resident in the
      dwelling; may have customers or clients
      visit the dwelling.

1.26  Tool shed, storage shed, garden house          Y      Y      Y      Y      Y      N      N      N      N      N
      subject to the same dimensional controls as
      a principal building

1.27  Greenhouse not used for commercial purposes    Y      Y      Y      Y      Y      N      N      N      N      N
      subject to the same dimensional controls as
      a principal building

1.28  Swimming pool (See subsection 5.8.1)           Y      Y      Y      SP     Y      N      N      N      N      N

Section 4. Permitted Uses And Development Standards                           39

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
1.29  Tennis court or court for a sport played       SP     SP     SP     SP     Y      N      N      N      N      N
      with a racquet or paddle including handball.
      (See subsection 5.8.1)

1.30  Satellite receiving antenna (See subsection    Y      Y      Y      SP     Y      N      N      N      N      N
      5.8.2)

1.31  Off-street parking for automobiles. If         Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      outdoor parking spaces are provided for more
      than four automobiles for a dwelling unit, a
      special permit is required.

1.32  An off-street parking space, which may be in   Y      Y      Y      N      N      N      N      N      N      N
      a garage or outdoors, for not more than one
      commercial vehicle, not larger than 10,000
      pounds, gross vehicle weight rating, which
      is used by a resident of the dwelling. Not
      more than one other commercial vehicle not
      in excess of 15,000 pounds, gross vehicle
      weight rating, which is used by a resident
      of the dwelling, may be parked in a garage
      only.

1.33  Outdoor storage of not more than one           Y      Y      Y      Y      Y      N      N      N      N      N
      unregistered automobile which shall be
      parked only in an area not within the
      minimum yard required for the principal
      dwelling and which is screened from the view
      of abutting lots and the street. This
      limitation does not apply to such vehicles
      stored within a building.

1.34  Convenience business or other commercial       N      N      N      SP     N      N      N      N      N      N
      uses in a multi-family development (see
      subsection 9.2.2)

2.    INSTITUTIONAL USES

2.1   PERMITTED INSTITUTIONAL USES
      (Must also comply with operating and
      development standards)

2.11  Churches, synagogues, and temples (including   Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      associated dwellings for religious personnel
      and associated buildings used for religious
      purposes)

2.12  Day care center (see Definition), school age   Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      child care program (see Definition), nursery
      school, kindergarten;

2.13  Family day care home (see Definition) for      Y      Y      Y      Y      Y      SP     SP     SP     SP     SP
      not more than six children

40                           Section 4. Permitted Uses And Development Standards

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
2.14  Elementary or secondary school, trade or       Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      vocational school for elementary and
      secondary school students; operated by a
      public agency, or by a religious sect or
      denomination, or a non-profit educational
      corporation; includes associated buildings
      and land used for educational purposes

2.15  Public or private non-profit, college or       Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      technical school, trade or vocational school
      operated for college age students; includes
      buildings, land or other facilities used for
      educational purposes but not including space
      used for revenue producing purposes not
      directly associated with the education of
      students; (for space used for revenue
      producing purposes, see commercial uses)

2.16  Public parks, playgrounds, municipal           Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      buildings or uses

2.17  Museum, art gallery, private library           SP     SP     SP     SP     Y      Y      N      Y      Y      N

2.18  Non-profit community service center or         SP     SP     SP     SP     Y      Y      N      Y      Y      Y
      charitable organization

2.19  Private, non-profit club or lodge of social,   SP     SP     SP     SP     Y      Y      N      Y      Y      Y
      fraternal, veterans, professional or
      political association, union hall; not
      including a recreational club

2.20  Private non-profit recreational facility       SP     SP     SP     SP     Y      Y      Y      Y      Y      Y
      such as golf course, tennis or swimming club

2.21  Cemetery                                       Y      Y      Y      N      Y      Y      Y      Y      Y      Y

2.3 ACCESSORY USES, INSTITUTIONAL USES (See also line 5, accessory uses permitted in all residential, institutional, agricultural uses)

2.31  Within a lodge or recreational club,           SP     SP     SP     SP     Y      Y      Y      Y      Y      Y
      kitchen, dining room, function room
      available for members but not open to the
      general public

2.32  Within a recreational club, place for the      SP     SP     SP     SP     Y      Y      Y      Y      Y      Y
      sale of related equipment, such as balls;
      snack bar

2.33  Within a school, kitchen and dining            SP     SP     SP     SP     Y      Y      Y      Y      Y      Y
      facilities for staff or students; dwelling
      units for staff

2.4   DEVELOPMENT STANDARDS

2.41  Uses and structures with less than 10,000      Y      Y      Y      SP     Y      Y      Y      Y      Y      Y
      square feet of gross floor area, including
      the area of any existing structure but not
      including any floor area devoted to parking,
      on a lot provided the use is permitted.

Section 4. Permitted Uses And Development Standards                           41

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
2.42  Uses and structures with 10,000 square feet    SPS    SPS    SPS    SPS    SPS    SPS    SPS    SPS    SPS    SPS
      or more of gross floor area, including the
      area of any existing structure but not
      including any floor area devoted to parking,
      on a lot provided the use is permitted and
      the SPGA grants a special permit with site
      plan. (See subsection 3.4 and 3.5) (A
      religious or non-profit educational use, as
      described in subparagraph 3.1.4.1, is
      permitted as a matter of right in all zoning
      districts.)

3.    AGRICULTURAL, NATURAL RESOURCE USES

3.1   PERMITTED AGRICULTURAL, NATURAL RESOURCES

3.11  Farm for the raising of crops                  Y      Y      Y      Y      Y      Y      Y      Y      Y      Y

3.12  Farm or ranch for the raising or boarding,     Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      breeding of cattle, poultry, horses or other
      livestock provided the area of the lot is at
      least five acres

3.13  Commercial greenhouse or nursery with retail   SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*
      sales (See subsection 5.6)

3.14  Roadside stand (for two year terms)            SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*    SP*

3.15  Removal from a lot of earth materials for      SP     N      N      N      N      N      N      N      SP     SP
      sale such as loam, sod, sand, gravel, stone,
      rock or clay

      * Y, if the use satisfies all of the
      requirements for the so-called agricultural exemption in The State Zoning Act, Chapter
      40A, Section 3

4.    COMMERCIAL USES IN RESIDENTIAL DISTRICTS

4.1   PERMITTED COMMERCIAL USES IN                                               For permitted commercial uses in
      RESIDENTIAL DISTRICTS                                                      commercial districts, see Part B of
                                                                                 this Table.

4.11  Privately owned for profit recreational        SP     SP     SP     SP
      facilities for golf, tennis or swimming

4.12  Horseback riding area, stables operated for    SP     SP     SP     SP
      profit

4.13  Utility substation or pumping station          Y      Y      Y      Y
      provided no public business office is
      permitted and all outdoor storage of
      equipment or material is permanently
      screened from the view of adjoining lots and
      the street. (See Section 10)

4.14  Seasonal sale of Christmas trees and wreaths   SP     SP     SP     SP

4.15  Wireless communication facility (See Section   SP     SP     SP     SP
      15)

5.    ACCESSORY AND TEMPORARY USES PERMITTED FOR
      ALL RESIDENTIAL, INSTITUTIONAL AND
      AGRICULTURAL USES

5.11  Off-street parking, off-street loading (See    Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      Section 11)

42                           Section 4. Permitted Uses And Development Standards

                                                                                                      CB
                                                     RO                   RD            CR            CL     CR
Line                                                 RS     RT     RM     *      CN     S      CS     O      O      CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
5.12  Dwelling unit in institutional building for    Y      Y      Y      SP     Y      Y      Y      Y      Y      Y
      security, maintenance or administrative
      personnel

5.13  Building for storage of tools, lawn and        Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      garden equipment and supplies subject to
      same dimensional controls as a principal
      building.

5.14  Greenhouse not used for commercial purposes    Y      Y      Y      SP     Y      Y      Y      Y      Y      Y
      subject to the same dimensional controls as
      a principal building

5.15  Swimming pool (See subsection 5.8.1)           Y      Y      Y      SP     Y      Y      Y      Y      Y      Y

5.16  Tennis court or court for a sport played       SP     SP     SP     SP     Y      Y      Y      Y      Y      Y
      with a racquet, includes handball (See
      subsection 5.8.1)

5.17  Satellite receiving antenna (See subsection    Y      Y      Y      SP     Y      Y      Y      Y      Y      Y
      5.8.2)

5.18  Parking of trucks or other equipment to be     Y      Y      Y      Y      Y      Y      Y      Y      Y      Y
      used for the maintenance of buildings and
      grounds only; shall be parked only in a
      garage or in an area not within the minimum
      yard for the principal building and shall be
      screened from the view of abutting lots and
      the street. (See Section 10)

5.19  Convenience business or other commercial       Y      Y      Y      SP     Y      Y      Y      Y      Y      Y
      uses in an institutional building; provided
      the use is conducted entirely within the
      principal building, is conducted primarily
      for the occupants or employees of the
      principal use and there is no evidence of
      the conduct of the accessory use from the
      street or from any lot line.

5.20  Accessory sign, as permitted by Section 13.    Y      Y      Y      SP     Y      Y      Y      Y      Y      Y

TEMPORARY USES                                                                   For permitted temporary uses in
                                                                                 commercial districts, see Part B of
                                                                                 this Table

5.21  Temporary building(s) or trailer(s)            Y      Y      Y      Y
      incidental to the construction of a building
      or land development. (See subsection 3.1.5)

5.22  Temporary structures and uses not otherwise    SP     SP     SP     SP
      permitted in the district provided the SPGA
      makes a finding that the proposed structure
      or use is compatible with the neighborhood.
      (See subsection 3.1.5)

Section 4. Permitted Uses And Development Standards                           43

                             PART B COMMERCIAL USES
        Note: Commercial Uses Are Not Permitted in Residential Districts
                          Except As Indicated in PART A

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
      ALL COMMERCIAL USES

B.1   OPERATING STANDARDS

B.11  All operations are conducted entirely within   Y      Y      Y      Y      Y      Y      Y
      an enclosed building

B.12  Operations, in part or in whole, conducted     SP     Y      Y      SP     SP     SP     Y
      outdoors during operating hours and subject
      to the transition and screening requirements
      set forth in section 10.

B.13  Storage of equipment and products outdoors     N      Y      Y      Y      N      SP     SP
      during non-operating hours

B.2   DEVELOPMENT STANDARDS

B.21  Uses and structures with less than 10,000      Y      Y      Y      Y      Y      Y      Y
      square feet of gross floor area including
      the area of any existing structures but not
      including any floor area devoted to
      off-street parking, on a lot provided the
      use is permitted and complies with the
      operating and development standards in this
      Table.

B.22  Uses and structures with 10,000 or more        SPS    SPS    SPS    SPS    SPS    SPS    SPS
      square feet of gross floor area including
      the area of any existing structures but not
      including any floor area devoted to
      off-street parking, on a lot provided the
      SPGA grants an SPS as provided in
      subsections 3.4 and 3.5.

6.    OFFICE USES

6.1   PERMITTED OFFICE USES
      (Must also comply with operating and
      development standards)

6.11  Real estate development, management            N      Y      N      Y      Y      Y      Y

6.12  Finance, credit, investment but not a bank     N      Y      N      Y      Y      Y      Y
      (See line 7.15)

6.13  Medical, dental, psychiatric office, but not   Y      Y      N      Y      Y      Y      Y
      a clinic (see line 7.21)

      a. with related laboratory                     N      Y      N      Y      Y      Y      Y

6.14  Professional services such as law,             N      Y      N      Y      Y      Y      Y
      engineering, architecture, consulting
      service

6.15  Advertising, editing, composition, but not     N      N      N      N      Y      Y      Y
      Including printing or other reproduction
      service

6.16  Employment agency, office of a business,       N      Y      N      Y      Y      Y      Y
      professional, labor, civic or social
      association

6.17  Office of manufacturer's representative or     N      Y      N      Y      Y      Y      Y
      salesman with no sales or storage and
      distribution of products from the premises

6.18  Other business or administrative office, not   N      N      N      Y      Y      Y      Y
      elsewhere classified

6.2   DEVELOPMENT STANDARDS

6.21  Office located on a street level floor         Y      N      N      N      Y      Y      Y

6.22  Office located on any floor other than on a    N*     Y      N      Y      Y      Y      Y
      street level floor; * permitted in a
      basement

44                           Section 4. Permitted Uses And Development Standards

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
6.23  Office space of all companies in a building    N      N      N      Y      Y      Y      Y
      occupies a total of more than 50% of the
      floor area in a building

6.24  Offices in which one company has not more      Y      Y      N      Y      Y      Y      Y
      than 1,000 square feet of floor area in a
      building

6.25  Offices in which one company has more than     N      Y      N      Y      Y      Y      Y
      1,000 square feet of floor area but not more
      than 2,500 square feet of floor area in a
      building

6.26  Building used for offices without limit as     N      N      N      N      N      Y      Y
      to the amount of floor area one company may
      occupy or the percentage of floor area
      occupied by offices.

7.    PERSONAL, BUSINESS SERVICES

7.1   PERMITTED PERSONAL, BUSINESS SERVICE USES
      (Must also comply with operating and
      development standards)

7.11  Beauty salon, barber shop                      Y      Y      Y      Y      Y      N      N

7.12  Laundry or dry cleaning pick-up station with   Y      Y      Y      N      N      N      N
      processing done elsewhere; laundry or dry
      cleaning with processing on the premises
      subject to the development standards for the
      district; self-service laundromat or dry
      cleaning

7.13  Tailor, dressmaker, shoe repair                Y      Y      Y      Y      N      N      N

7.14  Real estate sales or rental                    Y      Y      N      Y      Y      Y      Y

7.15  Bank, credit union                             N      Y      N      Y      Y      Y      Y

      a. automatic teller machine, which may be      SP     Y      Y      Y      Y      Y      Y
      either a principal use or an accessory use

      b. with drive-up window or auto-oriented       N      SP     N      N      N      SP     SP
      branch bank

7.16  Travel agency, insurance agency, ticket        N      Y      N      Y      Y      Y      Y
      agency

7.17  Photographic services including commercial     Y      Y      Y      Y      Y      Y      Y
      photography

7.18  Repair of household appliances, small tools    Y      Y      Y      Y      N      N      N
      or equipment, rental of equipment or tools
      for use in a home

7.19  Funeral parlor                                 N      N      Y      N      Y      N      N

7.20  Photocopying, reproduction services but not    Y      Y      Y      Y      Y      Y      Y
      commercial printing

7.21  Medical clinic for out-patient services        N      Y      N      Y      Y      Y      Y

7.22  For-profit school for instruction in arts,     N      Y      Y      Y      Y      Y      Y
      skills or vocational training

7.23  Commercial printing, publishing                N      N      Y      Y      Y      N      Y

7.24  Newspaper distribution agency                  N      N      Y      N      Y      N      Y

7.25  Office of veterinarian                         N      N      Y      N      N      N      N

7.26  Kennel, boarding of household pets             N      N      Y      N      N      N      N

7.27  Pet grooming service provided that it shall    N      Y      Y      Y      N      N      N
      be conducted entirely within the principal
      building and no pets shall be boarded
      overnight; where conducted as accessory to a
      kennel (line 7.26), those restrictions shall
      not apply

7.28  Private postal services (see definition)       N      Y      Y      N      Y      Y      Y

7.29  Recycling collection store (see also           N      N      SP     N      N      N      N
      paragraph 4.3.1)

7.3   DEVELOPMENT STANDARDS

7.31  Services with less than 1500 square feet of    Y      Y      Y      Y      Y      Y      Y
      floor area per establishment

Section 4. Permitted Uses And Development Standards                           45

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
7.32  Services with 1500 or more square feet of      N      Y      Y      Y      Y      Y      Y
      floor area per establishment

8.    SALES OR RENTAL OF GOODS, EQUIPMENT

8.1   PERMITTED RETAIL SALES AND RENTAL USES
      (Must also comply with operating and
      development standards)

8.11  Convenience goods often bought on a daily      Y      Y      Y      Y      Y      N      N
      basis such as food, candy, newspapers,
      tobacco products,

8.12  General merchandise, department stores         N      Y      N      Y      N      N      N

8.13  Food, but not that intended for consumption    Y      Y      N      Y      N      N      N
      on the premises includes delicatessen or
      bakery, but not a take out or fast food
      service

8.14  Package liquor store, with no consumption of   N      SP     N      Y      N      N      N
      beverages on the premises

8.15  Apparel, fabrics and accessories               Y      Y      N      Y      N      N      N

8.16  Furniture, home furnishings, home appliances   N      Y      N      Y      N      N      N
      and equipment, carpets

8.17  Other retail goods such as books,              Y      Y      N      Y      N      N      N
      stationery, drugs, sporting goods, jewelry,
      photographic equipment and supplies,
      flowers, novelties, cards, footwear, and the
      like which are typically of a size that a
      customer can carry by hand

8.18  Hardware, paint, wallpaper                     Y      Y      Y      Y      N      N      N

8.19  Building materials                             N      Y      Y      Y      N      N      N

8.20  Lawn and garden supplies and equipment         N      Y      Y      N      N      N      N

8.21  Sale or rental of equipment and supplies       N      Y      Y      N      N      N      N
      such as office furniture, to other
      businesses

8.3   DEVELOPMENT STANDARDS

8.31  Stores with less than 2,000 square feet of     Y      Y      Y      Y      Y      N      N
      floor area per establishment

8.32  Stores with 2,000 or more square feet of       N      Y      Y      Y      N      N      N
      floor area per establishment

8.33  All sales or rental conducted entirely         Y      Y      Y      Y      Y      N      N
      within a fully enclosed building; temporary
      display of products outdoors during
      operating hours permitted

8.34  Sales or rental conducted in part outdoors     N      Y      Y      Y      N      N      N
      with permanent display of products during
      non-operating hours; subject to screening
      requirements in Section 10.

9.    EATING AND DRINKING, TRANSIENT
      ACCOMMODATIONS

9.1   PERMITTED EATING AND DRINKING
      ESTABLISHMENTS, TRANSIENT ACCOMMODATIONS
      (Must also comply with operating and
      development standards)

9.11  Restaurant                                     N      SP     N      SP     N      SP     SP

9.12  Fast food or take out service serving enough   N      SP     N      SP     N      N      N
      food to comprise a meal.

9.13  Take out or fast food service serving food     SP     SP     SP     SP     N      N      N
      or beverages, such as coffee, snacks, ice
      cream, or donuts, but not enough to comprise
      a meal.

9.14  Caterer or other establishment preparing       N      N      SP     N      N      N      N
      meals for groups of people

9.15  Drive-in or drive-thru food service            N      N      N      N      N      N      N
      establishment

9.16  Hotel, motel                                   N      N      N      SP     N      SP     SP

46                           Section 4. Permitted Uses And Development Standards

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
10.   COMMERCIAL RECREATION, AMUSEMENT,
      ENTERTAINMENT

10.1  PERMITTED COMMERCIAL RECREATION, AMUSEMENT,
      ENTERTAINMENT USES (Must also comply with operating and development standards)

10.11 Movie theater (indoor)                         N      N      N      Y      N      N      N

10.12 Indoor athletic and exercise facilities,       N      N      Y      N      N      N      N
      weight reduction salon

11.   MOTOR VEHICLE-RELATED SALES AND SERVICE USES

11.1  PERMITTED MOTOR VEHICLE-RELATED SALES AND
      SERVICE USES (Must also comply with
      operating and development standards)

11.11 Motor vehicle sales or rental; includes        N      SP     SP     N      N      N      SP
      automobiles, trucks campers, vans,
      recreational vehicles, or trailers

11.12 Service station, sale of fuel and other        N      SP     SP     N      N      N      N
      motor oil products and accessories such as
      batteries, tires

11.13 Sales and installation of automotive parts     N      N      SP     N      N      N      N
      such as tires, mufflers, brakes and motor
      vehicle accessories

11.14 Motor vehicle maintenance and minor repairs    N      SP     SP     N      N      N      SP
      limited to engine tune-up, lubrication and
      installation of replacement parts,
      adjustment or replacement of brakes or
      tires, washing and polishing, but not
      including engine overhaul, body work or
      painting

11.15 Substantial motor vehicle repair including     N      N      SP     N      N      N      N
      engine overhaul, body work and painting

11.16 Car wash conducted entirely within a           N      N      SP     N      N      N      N
      building

11.17 Automobile parking lot where the parking       N      N      SP     SP     N      SP     SP
      spaces do not serve a principal use on the
      same lot and where no sales or service takes
      place.

11.18 Storage of automobiles or trucks where the     N      N      SP     N      N      N      N
      principal user of the vehicles is not on the
      same lot.

11.2  DEVELOPMENT STANDARDS

11.21 Activities conducted entirely within a fully   N      SP     SP     N      N      N      SP
      enclosed Building

11.22 Activities conducted outside of a building,    N      SP     SP     SP     N      SP     SP
      in an open area

11.23 Open-air storage of inoperable and             N      N      SP     N      N      N      N
      unregistered motor vehicles where accessory
      to a permitted principal use

12.   CONSTRUCTION, STORAGE, DISTRIBUTION AND
      INDUSTRIAL SERVICES

12.1  PERMITTED CONSTRUCTION, STORAGE,
      DISTRIBUTION AND INDUSTRIAL SERVICE USES
      (Must also comply with operating and
      development standards)

12.11 Laundry, dry-cleaning where clothes or other   N      N      SP     N      N      N      N
      fabrics are washed or cleaned; but not
      including carpets

12.12 Bakery                                         N      N      Y      N      N      N      N

12.13 Industrial services such as machine shop,      N      N      SP     N      N      N      Y
      welding

12.14 Commercial mover, associated storage           N      N      SP     N      N      N      Y
      facilities

12.15 Distribution center, parcel delivery,          N      N      N      N      N      Y      Y
      commercial mail delivery center

Section 4. Permitted Uses And Development Standards                           47

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
12.16 Office, display or sales space of a            N      N      Y      N      N      N      N
      wholesale or distributing establishment,
      provided that not more than 25 per cent of
      the floor area is used for assembly of
      products

12.17 Shop and storage facilities for tradesmen      N      N      Y      N      N      N      N
      such as carpenter, plumber, electrician etc.
      engaged in the construction and repair of
      residential buildings and other light frame
      structures with incidental sale of building
      materials or products on the premises

12.18 Office, yard and storage facilities for        N      N      SP     N      N      N      N
      construction Company such as a general
      contractor, landscape contractor

12.19 Fuel oil dealer including sale and repair of   N      N      SP     N      N      N      N
      heating Equipment but not including bulk
      storage of fuel oil

13.   MANUFACTURING

13.1  PERMITTED MANUFACTURING USES
      (Must also comply with operating and
      development standards)

13.11 Light manufacturing                            N      N      N      N      N      N      Y

13.12 Laboratory engaged in research, experimental   N      N      N      N      N      Y      Y
      and testing activities, which may include
      the development of mock-ups and prototypes
      but not the manufacture of finished products

14.   UTILITY, COMMUNICATIONS AND TRANSPORTATION

14.1  PERMITED UTILITY, COMMUNICATIONS AND
      TRANSPORTATION USES (Must also comply with operating and development standards)

14.11 Substation, pumping station or automatic       SP     Y      Y      Y      Y      Y      Y
      telephone exchange of a regulated public
      utility

14.12 Radio, television studio, but without          N      Y      Y      N      N      Y      Y
      transmitting or receiving towers

14.13 Transmitting or receiving tower or antenna     N      N      N      N      N      N      Y
      for commercial activities other than those
      which are used exclusively for wireless
      communication facilities

14.14 Commercial ambulance service                   N      N      SP     N      N      N      N

14.15 Taxicab garage, parking area                   N      N      SP     N      N      N      N

14.16 Bus garage or storage facility                 N      N      SP     N      N      N      N

14.17 Parking, maintenance facilities for            N      N      SP     N      N      N      Y
      commercial vehicles where it is a principal
      use

14.18 Landing place for helicopters not including    N      N      N      N      N      SP     SP
      storage or maintenance facilities

14.19 Wireless communication facility (See section   SP*    SP*    SP*    SP*    SP*    SP*    SP*
      15) (* Y if concealed, see Section 15.3.2)

15.   OPEN-AIR, SEASONAL AND SPECIAL EVENTS

15.1  PERMITTED OPEN-AIR, SEASONAL AND SPECIAL
      EVENTS USES (Must also comply with operating and development standards)

15.11 Flea market                                    N      N      SP     N      N      N      N

15.12 Fund raising event conducted by Lexington      N      Y      Y      Y      N      N      N
      non-profit Organization provided permission,
      if required, is granted by the appropriate
      Town agency.

15.13 Seasonal sale of Christmas trees and wreaths   SP     Y      Y      N      SP     SP     SP

48                           Section 4. Permitted Uses And Development Standards

Line                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
16.   ACCESSORY USES FOR COMMERCIAL USES

16.1  Off-street parking for vehicles associated     Y      Y      Y      Y      Y      Y      Y
      with the Principal use; (See Section 11)
      NOTE: an off-street parking structure must
      comply with the dimensional Control for a
      building

16.2  Off-street loading for vehicles associated     Y      Y      Y      Y      Y      Y      y
      with the Principal use; (See Section 11)

16.3  Parking of trucks or other equipment to be     N      Y      Y      Y      Y      Y      Y
      used for the maintenance of the buildings
      and grounds only; shall be parked only in a
      garage or in an outdoor area not within the
      minimum yard for the principal building and
      shall be screened from the view of abutting
      lots and the street. (See Section 10)

16.4  Temporary overnight outdoor parking of         N      Y      Y      Y      Y      Y      Y
      freight carrying or material handling
      equipment

16.5  Building for storage of tools, lawn and        Y      Y      Y      Y      Y      Y      Y
      garden equipment and supplies subject to
      same dimensional controls as a principal
      building.

16.6  Dumpster or other refuse disposal equipment    Y      Y      Y      Y      Y      Y      Y
      subject to Section 10.

16.7  a. Convenience business use                    N      Y      Y      Y      Y      Y      y

      b. Commercial use not otherwise permitted in   N      SP     SP     SP     SP     SP     SP
      district provided the use is conducted
      entirely within the principal building, is
      conducted primarily for the employees or
      clientele of the principal use and not for
      the general public and there is no evidence
      of the conduct of the accessory use from the
      street or from any lot line.

16.8  Cafeteria, dining room, conference rooms,      N      Y      Y      Y      Y      Y      Y
      function rooms, recreational facilities for
      the employees and clientele of the principal
      use; if the use is not otherwise permitted
      in the district, it shall not be available
      to the general public and shall be conducted
      entirely within the principal building with
      no evidence of the existence of the use from
      the street or from any lot line

16.9  Accessory sign, as permitted by Section 13.    Y      Y      Y      Y      Y      Y      Y

16.10 Processing, storage and limited                N      N      N      N      N      Y      Y
      manufacturing of goods and materials related
      solely to research, experimental and testing
      activities

16.11 Uses accessory to permitted scientific         N      N      N      N      N      Y      Y
      research, development or related production
      activities

16.12 Temporary Building(s) or trailer(s)            Y      Y      Y      Y      Y      Y      Y
      incidental to the construction of a building
      or land. (See subsection 3.1.5)

17.   TEMPORARY USES

17.1  Temporary structures and uses not otherwise    SP     SP     SP     SP     SP     SP     SP
      permitted in the district provided the SPGA
      makes a finding that the proposed structure
      or use is compatible with the neighborhood
      (See subsection 3.1.5)

18.   PROHIBITED USES: ALL COMMERCIAL AND RESIDENTIAL
      DISTRICTS

Section 4. Permitted Uses And Development Standards                           49

LINE                                                 CN     CRS    CS     CB     CLO    CRO    CM
--------------------------------------------------   ----   ----   ----   ----   ----   ----   ----
18.1  Any use, structure, operation or activity      N      N      N      N      N      N      N
      not expressly permitted by this By-Law or
      not accessory to a permitted use, structure,
      operation or activity

18.2  Any use, structure, operation or activity      N      N      N      N      N      N      N
      whether otherwise permitted or accessory to
      a permitted use, structure, operation, or
      activity or not, which may be disturbing,
      detrimental or hazardous to persons working
      or living in the neighborhood by reason of
      special danger of fire, explosion, pollution
      of water ways or ground water, corrosive or
      toxic fumes or materials, excessive heat,
      smoke, soot, obnoxious dust or glare,
      excessively bright or flashing lights,
      electromagnetic radiation excessive noise or
      vibration

18.3  The following use are specifically             N      N      N      N      N      N      N
      prohibited. This is not intended to be an
      all inclusive list and the fact that a use,
      structure, operation or activity is not
      listed below does not mean it is permitted
      if it is excluded by 18.1 or 18.2.
      Prohibited uses are: junkyards (see
      definition), automobile graveyards,
      billboards.

4.3 SUPPLEMENTARY COMMERCIAL USE REGULATIONS

4.3.1 RECYCLING COLLECTION STORE
In a recycling collection store (see Definition) sorting, limited cleaning, compaction or shredding of containers or other light processing activities necessary for efficient temporary storage and subsequent shipment to a recycling processing facility is permitted.

4.4 HISTORIC PRESERVATION INCENTIVES

4.4.1  GENERAL OBJECTIVES
       a. Encourage preservation of buildings, structures, sites and settings, and elements of historical or architectural significance.
       b. Establish eligibility criteria for buildings, structures, sites and settings, and elements attaining protected status under paragraph 4.4.2.
       c. Expand economic options for the owner/investor, by broadening the permitted uses in various zoning districts and removing barriers presented by development standards governing those permitted uses.
       d. Permit the flexibility of development options by modifying dimensional requirements that might be an impediment to historic preservation.
       e. Provide incentives to preserve contributory elements of historic or architectural significance, such as settings and sites, objects, monuments, trees or other elements.

4.4.2  HISTORIC ELIGIBILITY DEFINED:
       a. Any historic element, as defined below, may qualify for eligibility under paragraph 4.4.2, Historic Preservation Incentives, if it is included on any of the following lists or surveys:
             1) National Register of Historic Places
             2) State (Commonwealth Of Massachusetts) Register Of Historic
                Places
             3) Inclusion by the Lexington Historical Commission in its
                Comprehensive Cultural Resources Survey, or identification by that Commission of historic and/or architectural significance and thereby potential inclusion in the Comprehensive Cultural Resources Survey
             4) Pending nominations in good standing to the National or State
                Registers
       b. Primary Qualifying Elements shall include the following: buildings, and other structures and

50                           Section 4. Permitted Uses And Development Standards

          outbuildings located on the property.
       c. Secondary Qualifying Elements shall include the following: sites and setting, objects, monuments, trees or any element of historical, architectural and/or cultural significance which indicates their contributory value in establishing historical context.
       d. Priority in granting special permits under these historic preservation incentives shall, in all cases, be placed upon keeping buildings and structures IN PLACE, rather than moving them to other locations, provided that the existing siting can be shown to represent valid historical setting and context. Moving of buildings, structures and elements to other locations shall be considered only if no other preservation measures are practical or reasonable on the existing site, or if the proposed removal is to return a building, structure or element to an original or more historically accurate location. The SPGA shall determine the validity of any such requests.

4.4.3 SPECIAL PERMIT AUTHORIZED: The Board of Appeals, or the Planning Board where it is authorized to be the special permit granting authority
       (SPGA), may grant a special permit to authorize actions that would otherwise not comply with the provisions of this By-Law and that would allow the renovation, repair, adaptive reuse or, in limited instances, removal, of historic or architecturally significant buildings.

       a. The following uses, identified by the line in which they appear in
          Section 4.2 of this By-Law, that are not usually permitted in the districts identified below, may be allowed in those districts, provided the SPGA makes the findings listed in 4.4.4.:
             1.  1.13    Residential/Institutional/Agricultural Uses: the
                         conversion of single-family to two- family residences
                         in the RD, CB and CLO districts.
             2.  1.14    the conversion of single-family residences to
                         congregate living facilities in the CB and CLO
                         districts.
             3.  1.187   the conversion of municipal buildings to residential
                         use in the RM, CB and CLO districts.
             4.  1.21    the creation of Rooming Units in the CB, CLO and CN
                         districts.
             5.  1.22    the creation of Accessory Apartments in single-family
                         residences in the CB and CLO districts.
             6.  1.23    the creation of Bed and Breakfast Homes in the RT, RM,
                         RD, CN, CB, and CLO districts.
             7.  1.24    General Home Occupation Uses with a maximum of one
                         (1) employee other than an owner occupant and with a
                         maximum of 4 customers per hour, as an average
                         during the course of the business day, in all
                         districts.
             8.  1.25    Professional Office Home Occupation Uses with a maximum
                         of one (1) employee other than an owner occupant, in
                         all districts.
             9.  6.14    Office Uses, Professional Services, in CN districts.
             10. 6.15    Advertising/Editing, in CN and CB districts.
             11. 6.16    Employment Agency and similar uses, in CN districts.
             12. 6.17    Manufacturer's Representative and similar uses, in CN
                         districts.
             13. 6.18    Other Business and Administrative and similar uses, in
                         CN districts.
             14. 7.13    Professional and Business Services, Tailor, Dressmaker
                         And Shoe Repair, in CLO districts.
             15. 7.14    Real Estate Sales or Rental Office, in CS districts.
             16. 7.18    Repair of Household Appliances, in CLO districts.
             17. 7.28    Private Postal Service, in CB districts.
       b. Modifying 6.2, Development Standards for Offices (6.21 - 6.26) and 7.3, Development Standards for Personal, Business Services (7.31 - 7.32), provided that any negative impacts to the surrounding area can be feasibly mitigated.
       c. Modifying the standards in Table 2, Schedule Of Dimensional Controls, with regard to minimum: lot area; lot frontage; front, side and rear setbacks; maximum percentage of site coverage; and maximum height(stories).
       d. Modifying the standards in Section Five (5), Supplementary Use Regulations, sub-sections 5.2, 5.3, 5.4, 5.5.

                                   EXHIBIT 11

                              CONSTRUCTION SCHEDULE

                             [AVAILABLE UPON REQUEST]

                               EXHIBIT 11, PAGE 1

                                   EXHIBIT 12

                            PLAN SHOWING PARKING AREA

                             [AVAILABLE UPON REQUEST]

                               EXHIBIT 12, PAGE 1

                                   EXHIBIT 13

                              CONSTRUCTION CONTRACT

                             [AVAILABLE UPON REQUEST]

                               EXHIBIT 13, PAGE 1

                                   EXHIBIT 14

                            BUDGET FOR LEASEHOLD WORK

                             [AVAILABLE UPON REQUEST]

                               EXHIBIT 14, PAGE 1